As filed with the Securities and Exchange Commission on April 28, 2006

File No.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

(Check appropriate box or boxes)

Pre-Effective Amendment No. __ ☐

Post-Effective Amendment No. __ ☐

MCG CAPITAL CORPORATION

(Exact name of Registrant as specified in charter)

1100 Wilson Boulevard, Suite 3000

Arlington, VA 22209

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (703) 247-7500

Bryan J. Mitchell

Chief Executive Officer

MCG Capital Corporation

1100 Wilson Boulevard

Suite 3000

Arlington, VA 22209

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm

Cynthia M. Krus

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

From time to time after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(3)
Common Stock, $0.01 par value per share	15,029,500	$14.21	$213,596,195	$22,855

(1)	In reliance upon Rule 429 under the Securities Act of 1933, this amount is in addition to the securities previously registered under a registration statement on Form N-2 (File No. 333-121358). All securities unsold under such prior registration (a total of 19,970,500 shares of common stock) are carried forward into this registration statement.
(2)	Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average of the high and low sales prices of the Registrant’s common stock on the Nasdaq Global Market on April 24, 2006.
(3)	In reliance upon Rule 429 under the Securities Act of 1933, all securities unsold under a registration statement on Form N-2 (File No. 333-121358) (a total of 19,970,500 shares of common stock) are carried forward into this registration statement. A registration fee of $38,632 was previously paid in connection with these securities. The registration fee of $22,855 relates solely to the registration of 15,029,500 shares of common stock not previously registered.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS (Subject to Completion)

                    , 2006

35,000,000 Shares MCG Capital Corporation Common Stock

We may offer, from time to time, up to 35,000,000 shares of our common stock in one or more offerings.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are a solutions-focused specialized commercial finance company providing financing and advisory services to middle market, growth oriented companies throughout the United States. Our investment objective is to achieve current income and capital gains. We are an internally managed business development company under the Investment Company Act of 1940.

Our common stock is traded on the Nasdaq Global Market under the symbol “MCGC”. On April 24, 2006, the last reported sales price on the Nasdaq Global Market for our common stock was $14.07 per share.

See “ Risk Factors” on page 8 to read about factors you should consider before buying shares of our common stock, including the risk of leverage.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 or by telephone at (866) 247-6242 or on our website at www.mcgcapital.com. The SEC also maintains a website at www.sec.gov that contains such information.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

The date of this prospectus is                     , 2006

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 35,000,000 shares of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with the additional information described under “Where You Can Find Additional Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information and consolidated financial statements appearing elsewhere in this prospectus. In this prospectus or any accompanying prospectus supplement, “MCG”, “MCG Capital”, “we”, “us” and “our” refer to MCG Capital Corporation and our wholly owned consolidated subsidiaries (including our affiliated securitization trusts) unless the context otherwise requires.

Business (Page 47)

We are a solutions-focused specialized commercial finance company providing financing and advisory services to middle market, growth oriented companies throughout the United States. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. We primarily acquire new customers directly through our contacts with owner operators and other investors, such as private equity sponsors. We primarily make secured debt, unsecured debt, and equity investments in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $25 million. As of December 31, 2005, the average revenue of our portfolio companies was approximately $44.1 million and the average EBITDA was approximately $8.8 million. Our investment decisions are based on extensive analyses of potential customers’ business operations and asset valuations. We have developed specialized risk management methods, pricing tools, due diligence methodologies and data management processes that are designed to help us assess risk, establish appropriate pricing, and maximize our return on investment.

Our primary business objectives are to increase our earnings and net asset value by investing in debt and equity securities of middle market companies. The majority of our investments are originated directly with our customers, although from time to time we do participate in loan syndications or other deals. Our investment objective is to achieve current income and capital gains. We primarily achieve current income from our investments in debt securities and capital gains through appreciation in the value of our equity investments. Some of our equity investments also provide current dividend income. To meet these investment objectives, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies while managing risk on a customer by customer basis. In addition, we maintain a flexible approach to funding that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting and research services we offer also support our customers’ business strategies.

We have built our portfolio with disciplined asset acquisition through our underwriting and investment approval processes and active portfolio management. We generally make investments of up to $50 million. Our loans typically mature in 2 to 8 years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt securities based upon our credit analysis and risk assessment. Our equity investments are typically made in companies in which we have also made debt investments. We evaluate our overall return from a customer based upon the performance of all the customer’s securities that we own. Our equity investments typically range from nominal amounts to 100% ownership. Our equity investments include preferred stock, common stock, warrants and other claims against enterprise value. In many cases, when we make an equity investment, we obtain the right to board representation.

During 2005, our average investment in a new portfolio company was $13.7 million. As of December 31, 2005, our investment portfolio consisted of $872.5 million of senior and subordinated secured loans, $61.6 million of unsecured subordinated loans, and $163.5 million of equity investments. As of December 31,

2005 and 2004, our average investment balance per customer was $12.1 million and $9.1 million, respectively. Our core competencies include risk assessment and risk management and we have developed expertise which is reflected in our underwriting and compliance processes. As of December 31, 2005, approximately 1.5% of our loans were more than 60 days past due and 1.2% of our loans were on non-accrual status. As of December 31, 2005, our customer base consisted of 91 companies with headquarters in 29 states and Washington, D.C.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet various regulatory tests. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company”. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under the Internal Revenue Code. A RIC is required to meet certain requirements in order to continue to qualify as a RIC for federal income tax purposes, including certain minimum distribution requirements. See “Certain U.S. Federal Income Tax Considerations.”

We were formed in 1998 by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. Prior to this purchase, we had conducted our business since 1990 as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997. Our management team has invested in excess of $4.4 billion in over 440 transactions since 1990.

MCG was organized as a Delaware corporation on March 18, 1998. On March 18, 1998, we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. We also have an office in Richmond, Virginia. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this Annual Report and you should not consider information contained on our web site to be part of this Annual Report. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission.

Plan of Distribution (Page 104)

We may offer, from time to time, up to 35,000,000 shares of our common stock, on terms to be determined at the time of the offering.

The offering price per share of our common stock less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

We may not sell shares of common stock without delivering a prospectus supplement describing the method and terms of the offering of such shares.

Use of Proceeds (Page 16)

We intend to use the net proceeds from selling shares of our common stock for origination of investments in primarily middle market, growth oriented private companies, for repayment of indebtedness and for working capital and general corporate purposes. We typically raise new equity when we have attractive investment opportunities. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Distributions (Page 17)

We intend to make distributions on a quarterly basis to our stockholders. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains.

Dividend Reinvestment Plan (Page 93)

We have adopted an “opt in” dividend reinvestment plan. If your shares of common stock are registered in your own name, you can have all distributions automatically reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details.

Principal Risk Factors (Page 8)

Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors”.

•	Because there is generally no established market for which to value most of our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

•	We make loans to and invest in primarily privately owned middle market companies. These activities may involve a high degree of business and financial risk.

•	If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•	We are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in the value of our investment portfolio.

•	We also may borrow funds to make these loans and investments to the extent permitted under the 1940 Act. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts we invest and, therefore, increase the risks to you of investing in our common stock.

Certain Anti-Takeover Measures (Page 101)

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the market price for their stock.

Where You Can Find Additional Information

We have filed with the Securities and Exchange Commission a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You can inspect any materials we file with the Securities and Exchange Commission without charge, at the Securities and Exchange Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Room. The Securities and Exchange Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Securities and Exchange Commission. The address of the Securities and Exchange Commission’s web site is www.sec.gov. Information contained on the Securities and Exchange Commission’s web site about us is not incorporated into this prospectus and you should not consider information contained on the Securities and Exchange Commission’s web site to be part of this prospectus.

FEES AND EXPENSES

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)(a)	—%
Dividend Reinvestment Plan Fees(b)	None
Annual Expenses (as a percentage of average net assets attributable to common stock)(c)
Operating Expenses(d)(e)	6.05%
Interest Expense(f)	3.89%

Total Annual Expenses(g)	9.94%

(a)	In the event that shares of our common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(b)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating Expenses”. The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan”.
(c)	“Average net assets attributable to common stock” equals average net assets (i.e., total assets less total liabilities), which for the year ended December 31, 2005 was $593.9 million.
(d)	“Operating Expenses” represent our operating expenses for the year ended December 31, 2005, excluding interest on indebtedness.
(e)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(f)	“Interest Expense” represents our interest expense for the year ended December 31, 2005. For additional information on our borrowing costs, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources”.
(g)	“Total Annual Expenses” is the sum of the Operating Expenses and Interest Expense. This figure is higher than the same amount would be for a company that is not leveraged. We borrow money to leverage our stockholders’ equity and increase our total assets. The Securities and Exchange Commission requires us to calculate the Total Annual Expenses percentage as a percentage of consolidated net assets, rather than the consolidated total assets, including assets that have been funded with borrowed monies. If the Total Annual Expenses percentage were calculated instead as a percentage of consolidated total assets, it would be 5.55% of consolidated total assets.

The above table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in MCG Capital. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$97	$277	$439	$780

Moreover, while the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or that the plan administrator purchases at the market price in effect at the time, which may be at, above or below net asset value.

This example should not be considered a representation of the future expenses of MCG Capital, and actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following consolidated financial and other data should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included in this prospectus. As discussed in Note A to the consolidated financial statements, we completed an initial public offering and a concurrent private offering of our common stock on December 4, 2001. The results of operations for 2001 are divided into two periods, the “Post-IPO as a Business Development Company” period and “Pre-IPO prior to becoming a Business Development Company” period. Different accounting principles are used in the preparation of financial statements of a business development company under the Investment Company Act of 1940 and, as a result, the financial results for periods ending before December 1, 2001 are not comparable to the period commencing on December 1, 2001 and are not expected to be representative of our financial results in the future. On January 1, 2001, we adopted the provisions of Financial Accounting Standards Board Statements (“SFAS”) No. 133 and 138, “Accounting for Derivative Instruments and Hedging Activities”. As a result of the changes, the financial results for periods ending before January 1, 2001 are not comparable to the period commencing on January 1, 2001 and are not expected to be representative of our financial results in the future. The selected financial data excluding the number of portfolio companies and number of employees data for each of the periods noted below, have been derived from our consolidated financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm. See “Experts”. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 19 and “Senior Securities” on page 43.

	Post-IPO as a Business Development Company					Pre-IPO prior to becoming a Business Development Company(a)
	Year Ended December 31,				One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001
(dollars in thousands except per share and other data)	2005	2004	2003	2002
Income Statement Data:
Operating income	$119,545	$93,117	$80,690	$76,933	$6,012	$65,789
Net operating income (loss) before investment gains and losses(b)	60,515	45,090	47,595	44,751	(1,608)	28,471
Income (loss) before cumulative effect of accounting changes	68,193	47,647	41,975	3,215	(2,270)	8,779
Net income (loss)	68,193	47,647	41,975	3,215	(6,742)	10,556

Per Common Share Data:

Earnings (loss) per common share—basic(c)	1.42	1.16	1.28	0.11	(0.25)	0.83
Earnings (loss) per common share—diluted(c)	1.42	1.15	1.28	0.11	(0.25)	0.83
Income (loss) before cumulative effect of accounting changes per common share—basic	1.42	1.16	1.28	0.11	(0.08)	0.69
Income (loss) before cumulative effect of accounting changes per common share—diluted	1.42	1.15	1.28	0.11	(0.08)	0.69
Net operating income (loss) before investment gains and losses per common share basic and diluted(b)	1.26	1.09	1.45	1.57	(0.06)	2.23
Net asset value per common share(d)	12.48	12.22	11.98	11.56	12.46	13.31
Cash dividends declared per common share	1.68	1.68	1.65	1.76	0.86	—

Selected Period-End Balances:
Total investment portfolio	$1,097,560	$880,400	$698,942	$688,870	$617,203	(a	)
Total assets	1,244,487	1,053,511	790,915	744,993	673,066	(a	)
Borrowings	541,119	467,400	304,131	363,838	287,808	(a	)

Other data (at period-end):
Number of portfolio companies	91	97	81	79	74	(a	)
Number of employees(e)	128	112	53	56	57	57

(a)	Certain information in the “Pre-IPO prior to becoming a Business Development Company” periods is not meaningful for comparative purposes.
(b)	Represents net operating income before investment gains and losses, and provision for loan losses for periods ending prior to December 1, 2001.
(c)	See Note J to our Consolidated Financial Statements.
(d)	Based on common shares outstanding at period-end.
(e)	The number of employees at December 31, 2005 and December 31, 2004 includes 51 and 47 employees, respectively, of our subsidiary Kagan Research, LLC.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the twelve quarters ended with the quarter ended December 31, 2005. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2005				2004
(in thousands, except per share amounts)	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Operating income	$32,898	$28,374	$30,158	$28,115	$23,291	$24,837	$22,784	$22,205
Net operating income before investment gains and losses	16,707	12,887	16,430	14,491	8,879	13,896	12,474	9,841
Net income	18,560	16,695	19,880	13,058	19,104	8,803	17,643	2,097
Net operating income before investment gains and losses per common share—basic and diluted	$0.33	$0.26	$0.35	$0.32	$0.20	$0.33	$0.31	$0.26
Earnings per common share—basic and diluted	$0.37	$0.34	$0.42	$0.29	$0.43	$0.21	$0.44	$0.06

	2003
	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Operating income	$22,611	$19,904	$19,636	$18,539
Net operating income before investment gains and losses	13,225	11,740	11,684	10,946
Net income	14,176	9,913	8,989	8,897
Net operating income before investment gains and losses per common share—basic and diluted	$0.35	$0.36	$0.39	$0.36
Earnings per common share—basic and diluted	$0.38	$0.30	$0.30	$0.30

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus and any accompanying prospectus supplement, including our financial statements and the related notes and the schedules and exhibits to this prospectus and any accompanying prospectus supplement.

Risks Related to Our Business and Financial Results

Because there is generally no established market for which to value most of our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board. We are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each individual investment and to record any unrealized depreciation for any asset that we believe has decreased in value. Because there is typically no public market for the loans and equity securities of the companies in which we invest, our board will determine the fair value of these loans and equity securities on a quarterly basis pursuant to our valuation policy. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments and the differences could be material.

We make loans to and invest in primarily privately owned middle market companies, which may default on their loans, thereby reducing or eliminating the return on our investments.

Our portfolio primarily consists of investments in privately owned middle market businesses in the form of secured debt, unsecured debt, and equity. Compared to larger publicly owned firms, these companies may be more vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Typically, their success depends on the management talents and efforts of an individual or a small group of persons. The death, disability or resignation of any of their key employees could harm their financial condition. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

Some of these companies may be unable to obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, advances made to these types of customers may entail a higher risk of loss than advances made to customers who are able to utilize traditional credit sources. These conditions may also make it difficult for us to obtain repayment of our loans.

Furthermore, there is generally no publicly available information about such companies and we must rely on the diligence of our employees to obtain information in connection with our investment decisions. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.

If the industries in which we invest experience adverse economic or business conditions, our operating results may be negatively impacted.

From time to time we target specific industries in which to invest on a recurring basis, which could cause a high concentration of our portfolio in a specific industry. At December 31, 2005, approximately 25.7% of our portfolio consisted of customers in the communications industry. If our customers in the communications industry, or any other industry in which our portfolio is or may become concentrated, suffer due to adverse business conditions or due to economic slowdowns or downturns, we will be more vulnerable to losses in our portfolio and our operating results may be negatively impacted.

Our financial results could be negatively affected if Broadview Networks Holdings, Inc. fails to perform as expected.

At December 31, 2005, our largest portfolio investment was Broadview Networks Holdings, Inc. (“Broadview”), which totaled $95.1 million at fair value, or 8.7% of the fair value of our investments. Broadview accounted for approximately 14.6% of our operating income during 2005. We own preferred securities of Broadview, which entitle us to a preferred claim of approximately $90 million, plus dividends, which accumulate at an annual rate of 12% on our preferred claim. We currently recognize these dividends as income on a quarterly basis; however, our ability to record income related to these accumulating dividends will be dependent upon the performance and value of Broadview. Our financial results could be negatively affected if this portfolio company fails to perform as expected or if we are unable to recognize these dividends as income on a quarterly basis.

Economic downturns or recessions could impair our customers’ ability to repay our loans, harm our operating results and reduce our volume of new loans.

Many of our customers may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic downturns or recessions could lead to financial losses in our portfolio and decreases in revenue, net income and assets.

An economic downturn could disproportionately impact the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could negatively impact our financial results.

Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our loan originations and investments and negatively impact our financial results.

If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on our income and our income available for distribution would be reduced.

We have elected to be taxed for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, as well as if we continue to qualify as a business development company, we will qualify to be a regulated investment company and will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. Covenants and provisions in our credit facilities limit the ability of our subsidiaries and our securitization trusts to make distributions to us, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax. See “Regulation as a Business Development Company” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

Because we will distribute substantially all of our income to our stockholders, we will continue to need additional capital to finance our growth. If additional capital is unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. Additional financing may not be available on favorable terms, if at all, or may be restricted by the terms of our debt facilities. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease.

We have substantial indebtedness and servicing our indebtedness could reduce funds available to grow our business or make new investments.

As of December 31, 2005, we had $541.1 million of outstanding borrowings under our debt facilities. As of December 31, 2005, the weighted average annual interest rate on all of our outstanding borrowings was 5.26%. In order for us to make our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2005 total assets of at least 2.29%. Our ability to service our debt depends largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

In addition, our subsidiaries have sold some of our loans to trusts that serve as the vehicles for our securitization facilities, and we do not hold legal title to these assets. However, we bear losses of principal and interest from defaults on these loans held by the trusts up to the amount of our retained interest in the trusts, which was approximately $139.2 million as of December 31, 2005.

Our securitization facilities impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not utilized leverage. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value attributable to our common stock to decline more than it otherwise would have had we not utilized leverage. Similarly, any increase in our consolidated revenue in excess of consolidated interest expense on our borrowed funds would cause our net income to increase more than it would without the use of leverage. Any decrease in our consolidated revenue would cause net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. At December 31, 2005, this ratio was approximately 218%.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed return on our portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder (a)	-22.96%	-13.61%	-4.27%	5.07%	14.41%

(a)	Assumes $1,244.5 million in total assets, $541.1 million in debt outstanding, $666.1 million in stockholders’ equity and an average cost of funds of 5.26%, which was our weighted average borrowing cost at December 31, 2005.

In addition, because substantially all of our assets and liabilities are priced using various short-term rate indices, including one-month to six-month LIBOR, commercial paper rates and the prime rate, the timing of changes in market interest rates or in the relationship between interest rate indices could affect the interest rates earned on interest-earning assets differently than the interest rates paid on interest-bearing liabilities, which could result in a decrease in net income.

If we are not able to refinance our debt or able to do so on favorable terms, we would not be able to operate our business in the ordinary course.

Our Commercial Loan Trust 2005-2 $250.0 million warehouse credit facility with Merrill Lynch is scheduled to expire on September 30, 2006 and our Commercial Loan Funding Trust Facility $250.0 million warehouse financing facility through Three Pillars Funding, LLC is scheduled to terminate on November 7, 2007, but is subject to annual renewal by the lender and may be extended under certain circumstances. The next renewal date for this facility is July 28, 2006. See “Description of Securities—Debt Securities.”

We cannot assure you that we will be able to extend the terms of these facilities or obtain sufficient funds to repay any amounts outstanding under these facilities before they expire or terminate either from a replacement facility or alternative debt or equity financing. If we are unable to repay amounts outstanding under these facilities and are declared in default or are unable to refinance these facilities, we would not be able to operate our business in the regular course. Even if we are able to refinance our debt, we may not be able to do so on favorable terms.

You may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company.” If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” We cannot assure you that you will receive any distributions or distributions at a particular level.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income in advance of receiving cash payment, and are separately identified on our consolidated statements of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to maintain regulated investment company tax treatment. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

If we fail to manage our growth, our financial results could be adversely affected.

We have expanded our operations significantly since purchasing our business from First Union National Bank in 1998. Our growth has placed and could continue to place significant strain on our management systems and resources. We must continue to refine and expand our marketing capabilities, our management of the investment process, our access to financing resources and our technology. As we grow, we must continue to hire, train, supervise and manage new employees. We may not develop sufficient lending and administrative personnel and management and operating systems to manage our expansion effectively. If we are unable to manage our growth, our operations could be adversely affected and our financial results could be adversely affected.

If we need to sell any of our investments, we may not be able to do so at a favorable price and, as a result, we may suffer losses.

Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses. In addition, if we were forced to immediately liquidate some or all of the investments in our portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio to meet our debt service obligations or to maintain our qualification as a business development company and as a regulated investment company if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Our business depends on our key personnel.

Our future success depends to a significant extent on the continued services of Bryan J. Mitchell, our Chief Executive Officer, Steven F. Tunney, our President and Chief Operating Officer, B. Hagen Saville, one of our Executive Vice Presidents, and Robert J. Merrick, our Chief Credit Officer, as well as other key personnel. The loss of any of these key employees would likely have a significant detrimental effect on our business. In addition, if any two of Mr. Mitchell, Mr. Saville, Mr. Tunney or Mr. Merrick cease to be actively involved in our management, the lender under one of our warehouse financing facilities could, absent a waiver or cure, replace us as the servicer of the loans and declare a default. In addition, if any two of Mr. Mitchell, Mr. Tunney or Mr. Saville cease to be an executive officer of MCG actively involved in the management of MCG, the lender of our $50.0 million revolving unsecured credit facility could, absent a waiver or cure, declare a default. We currently do not have employment agreements with Messrs. Tunney, Saville or Merrick.

Fluctuations in interest rates could adversely affect our income.

A significant increase in market interest rates could harm our ability to attract new customers and originate new loans and investments, our non-performing assets could increase and the value of our portfolio could decrease because our floating-rate loan customers may be unable to meet higher payment obligations. Conversely, a significant decrease in interest rates would reduce our net income, all other things being equal. A decrease in interest rates may reduce net income despite the increased demand for our capital that the decrease in interest rates may produce. Approximately 70.9% of the loans in our portfolio, based on amounts outstanding at cost as of December 31, 2005, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 29.1% were at fixed rates. From January 1, 2004 to December 31, 2005, the three-month LIBOR has increased from 1.15% to 4.54%.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We have issued debt securities and may issue debt securities and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of MCG and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Any change in regulation of our business could negatively affect the profitability of our operations.

Changes in the laws, regulations or interpretations of the laws and regulations that govern business development companies, regulated investment companies or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations.

Our ability to invest in private companies may be limited in certain circumstances.

If we are to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets generally cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part focuses on whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question as to whether a private company that has outstanding debt securities would qualify under the relevant portion of the “eligible portfolio company” criteria. The SEC has proposed rules to include any company that does not have a class of securities listed on a national securities exchange or association in the definition of “eligible portfolio company.”

Until the question raised by the staff of the SEC pertaining to the Federal Reserve’s 1998 change to its margin rules has been addressed by final legislative, administrative or judicial action, we intend to treat as qualifying assets only those debt and equity securities that are issued by a private company that has no marginable securities outstanding at the time we purchase such securities or that otherwise qualifies as an “eligible portfolio company” under the 1940 Act.

Risks Related to the Offering of our Common Stock

We may be unable to invest the net proceeds raised from an offering on acceptable terms, which would harm our financial condition and operating results.

Until we identify investments for our portfolio, we intend to invest the net proceeds of the offering in interest-bearing deposits or other short-term instruments. We cannot assure you that we will be able to complete investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return. Moreover, because we may not have identified investments at the time of an offering, we will have broad authority to invest the net proceeds of an offering.

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Forward-Looking Statements and Projections

This prospectus and the accompanying prospectus supplement, if any, may contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	economic downturns or recessions may impair our customers’ ability to repay our loans and increase our non-performing assets,

•	economic downturns or recessions may disproportionately impact the industries in which we concentrate causing us to suffer losses in our portfolio and experience diminished demand for capital in these industries;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities and adversely impact our financial results;

•	interest rate volatility could adversely affect our results;

•	the risks associated with the possible disruption in our operations due to terrorism; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part and in any accompanying prospectus supplement.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new credits, certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus and any accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any. We undertake no obligation to update any forward-looking statements for any reason, except as required by law, even if new information becomes available or other events occur in the future.

USE OF PROCEEDS

We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which include origination of loans to and investments in primarily private middle market, growth oriented companies, for repayment of indebtedness and for working capital and general corporate purposes. We typically raise new equity when we have attractive investment opportunities.

We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above, within one year, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in interest-bearing deposits or other short-term investment instruments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in interest-bearing deposits and other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq National Market under the symbol “MCGC.” The following table sets forth the range of high and low closing prices of our common stock as reported on the Nasdaq National Market, the closing sales price as a percentage of net asset value (NAV) and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	NAV(a)	Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend Per Share(b)
		High	Low

Fiscal 2004
First quarter	$11.76	$21.29	$18.05	181%	153%	$0.42
Second quarter	12.09	20.58	15.00	170	124	0.42
Third quarter	12.18	18.12	15.10	149	124	0.42
Fourth quarter	12.22	18.10	15.73	148	129	0.42
Fiscal 2005
First quarter	12.25	17.57	15.05	143	123	0.42
Second quarter	12.45	17.20	15.08	138	121	0.42
Third quarter	12.42	18.42	16.85	148	136	0.42
Fourth quarter	12.48	16.85	14.07	143	113	0.42
Fiscal 2006
First quarter	*	16.19	14.06	*	*	0.42
Second quarter (through April 24, 2006)	*	14.65	13.85	*	*	*

(a)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(b)	Represents the dividend declared in the specified quarter.
*	Net asset value is not presently determinable for this period.

The last reported price for our common stock on April 24, 2006 was $14.07 per share. As of April 24, 2006, we had 131 shareholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We intend to make distributions on a quarterly basis to our stockholders. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations”.

Through December 31, 2005, we have made distributions in excess of our earnings of approximately $66.0 million. In addition, through December 31, 2005, we have net unrealized depreciation on our investments of $19.7 million. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions in the future. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. For a more detailed discussion of the asset coverage requirements, see “Regulation as a Business Development Company.” If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure shareholders that they will receive any distributions or distributions at a particular level.

The following table summarizes our dividends declared since January 1, 2004:

Date Declared	Record Date	Payment Date	Amount
February 16, 2006	March 16, 2006	April 27, 2006	$0.42
October 26, 2005	November 23, 2005	January 30, 2006	0.42
July 27, 2005	August 25, 2005	October 28, 2005	0.42
April 27, 2005	May 26, 2005	July 28, 2005	0.42
February 23, 2005	March 14, 2005	April 28, 2005	0.42
October 29, 2004	November 19, 2004	January 27, 2005	0.42
July 28, 2004	August 20, 2004	October 28, 2004	0.42
April 22, 2004	May 7, 2004	July 29, 2004	0.42
March 25, 2004	April 6, 2004	April 29, 2004	0.42

Since December 2001, we have declared distributions totaling $8.05 per share. For 2006, we currently estimate that our dividends will be at least $1.68 per share. This estimate takes into consideration our estimates of distributable net operating income (which is equal to net operating income excluding long-term incentive compensation), capital gains and taxable income for 2006.

The table below shows the detail of our distributions for the years ended December 31, 2005 and 2004:

	2005		2004
Ordinary income(a)	$1.31	78.0%	$1.09	64.6%
Capital gains(a)	0.15	9.0	0.06	3.7
Return of capital(b)	0.22	13.0	0.53	31.7

Total reported on tax Form 1099-DIV	$1.68	100.0%	$1.68	100.0%

(a)	Ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments for shareholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a tax return of capital to our stockholders.

Although there are certain differences between the net income reported in our consolidated financial statements and our taxable income, net operating income plus realized gains and losses on our loan investments as reflected in our consolidated financial statements generally represents ordinary income for tax purposes and realized gains and losses on our equity investments generally represent capital gains for tax purposes. Return of capital generally represents our distributions in excess of our taxable earnings.

We have adopted an “opt in” dividend reinvestment plan for our common stockholders. Under the plan, if you own shares of our common stock registered in your own name, you can have all distributions automatically reinvested in additional whole and fractional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details. For more information regarding the plan, see “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the “Selected Consolidated Financial and Other Data” and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

MCG Capital Corporation is a solutions-focused specialized commercial finance company providing financing and advisory services to middle market, growth oriented companies throughout the United States. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. We primarily acquire new customers directly through owner operators and through private equity sponsors. We primarily make secured debt, unsecured debt, and equity investments in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $25 million. As of December 31, 2005, the average revenue of our portfolio companies was approximately $44.1 million and the average EBITDA was approximately $8.8 million.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet various regulatory tests. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under the Internal Revenue Code. A RIC is required to meet certain requirements in order to continue to qualify as a RIC for federal income tax purposes, including certain minimum distribution requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability.

Portfolio Composition and Investment Activity

The total portfolio value of our investments was $1,097.6 million and $880.4 million at December 31, 2005 and December 31, 2004, respectively (exclusive of unearned income). The increase in investments during 2005 was due to newly originated debt and equity investments, partially offset by debt repayments and sales of equity investments. The increase is also due to additional investments in existing portfolio companies, accrual of payment-in-kind interest and dividends and changes in fair value. During 2005, we originated investments in 44 portfolio companies (some of which were new customers and some of which were existing customers) and made advances to existing customers under existing contractual terms. Our gross originations and advances totaled $578.3 million during the year ended December 31, 2005. During 2004, we originated investments in 43 portfolio companies (some of which were new customers and some of which were existing customers) and made advances to existing customers under existing contractual terms. Our gross originations and advances totaled $380.8 million during the year ended December 31, 2004.

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. For the years ended December 31, 2005 and December 31, 2004, we had $319.8 million and $187.9 million, respectively, of loan repayments and $48.9 million and $14.1 million, respectively, of sales of equity securities.

Total portfolio investment activity (exclusive of unearned income) as of and for the years ended December 31, 2005 and 2004 was as follows:

	December 31,
(dollars in millions)	2005	2004
Beginning Investment Portfolio	$880.4	$698.9
Originations and Advances	578.3	380.8
Gross payments/reductions/sales of securities	(368.8)	(202.0)
Net Unrealized Gains/(Losses)	5.1	(0.7)
Net Realized Gains/(Losses)	9.0	(8.2)
Reversals of unrealized appreciation/(depreciation)	(6.4)	11.6

Ending Investment Portfolio	$1,097.6	$880.4

The following table shows the fair value of our portfolio of investments by asset class as of December 31, 2005, and 2004 (excluding unearned income):

	December 31, 2005		December 31, 2004
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Secured Senior Debt	$543.0	49.5%	$619.8	70.4%
Subordinated Debt
Secured	329.5	30.0	140.5	16.0
Unsecured	61.6	5.6	0.2	—
Investments in equity securities	163.5	14.9	119.9	13.6

Total	$1,097.6	100.0%	$880.4	100.0%

The following table shows our portfolio of investments by industry at fair value, as of December 31, 2005 and 2004:

	December 31, 2005		December 31, 2004
(dollars in millions)	Investments at Fair Value	Percentage of Fair Value	Investments at Fair Value	Percentage of Fair Value
Communications	$282.2	25.7%	$191.4	21.7%
Newspaper	112.8	10.3	169.9	19.3
Technology	82.0	7.5	63.5	7.2
Information Services	75.4	6.9	96.0	10.9
Healthcare	75.2	6.9	21.9	2.5
Publishing	72.3	6.6	84.1	9.6
Broadcasting	65.2	5.9	84.4	9.6
Laboratory Equipment/Instruments	52.1	4.7	—	—
Electronics	34.1	3.1	—	—
Other Media	33.9	3.1	31.8	3.6
Drugs	28.7	2.6	5.8	0.7
Business Services	22.2	2.1	1.4	0.2
Specialty Retail	20.5	1.9	23.0	2.6
Education	19.5	1.8	—	—
Auto Parts	17.0	1.5	—	—
Car Rental	13.5	1.2	5.8	0.7
Leisure Activities	13.4	1.2	5.4	0.6
Cosmetics	11.3	1.0	2.0	0.2
Home Furnishings	10.3	0.9	10.7	1.2
Commercial Services	—	—	10.0	1.1
Containers & Glass	—	—	9.9	1.1
Other(a)	56.0	5.1	63.4	7.2

	$1,097.6	100.0%	$880.4	100.0%

(a)	No individual industry within this category exceeds 1% of the total portfolio.

Since our inception, our portfolio has consisted primarily of senior loans to companies in the communications, information services, media, technology, software, and business services industries. Our portfolio has become increasingly diversified across both industries and asset class during 2005 and 2004. We intend to continue to maintain a diverse portfolio.

Asset Quality

Asset quality is generally a function of economic conditions, our underwriting and ongoing management of our investment portfolio. In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2005 and 2004:

(dollars in millions)	December 31, 2005			December 31, 2004
Investment Rating	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio
1	$459.0	(a)	41.8%	$301.5	(a)	34.2%
2	429.9		39.2	375.8		42.7
3	128.0		11.7	142.3		16.2
4	77.4		7.0	59.4		6.7
5	3.3		0.3	1.4		0.2

	$1,097.6		100.0%	$880.4		100.0%

(a)	Of this amount, $16.7 million at December 31, 2005 and $15.7 million at December 31, 2004 relate to debt instruments in companies for which we have already realized a gain through the sale of equity instruments. While these debt instruments are still outstanding, all of the related equity instruments have already been sold at a gain and, therefore, we do not expect any further realized gain.

We monitor loan concentrations in our portfolio, both on an individual investment basis and on an industry basis, to manage overall portfolio performance due to specific customer issues or specific industry issues. Changes in investment ratings occur due to origination activity, migration within the portfolio and payoff activity. At December 31, 2005, $1.1 million of the investments with a 5 rating were loans, all of which were on non-accrual status, and $32.5 million of the investments with a 4 rating were loans, $10.7 million of which were on non-accrual status. At December 31, 2004, $0.7 million of the investments with a 5 rating were loans, all of which were on non-accrual status, and $54.6 million of the investments with a 4 rating were loans, $13.9 million of which were on non-accrual status.

At December 31, 2005 and 2004, there were $16.8 million and $2.0 million, respectively, of loans, or approximately 1.5% and 0.2%, respectively, of the investment portfolio, greater than 60 days past due. At December 31, 2005, these past due loans were related to four portfolio companies. During early 2006, one of these companies, which accounted for $13.7 million of the loans greater than 60 days past due, made a portion of the interest payments that were greater than 60 days past due as of December 31, 2005. At December 31, 2005, $12.7 million of loans, including $3.2 million of the loans greater than 60 days past due, were on non-accrual status, representing 1.2% of the investment portfolio. At December 31, 2004, $16.0 million of loans, including all of the loans greater than 60 days past due, were on non-accrual status representing 1.8% of the investment portfolio.

At December 31, 2005, of the $166.6 million of loans to our majority owned portfolio companies, $10.6 million were on non-accrual status. At December 31, 2004, of the $126.2 million of loans to our majority owned portfolio companies, $14.0 million were on non-accrual status. At December 31, 2005, of the $14.1 million of loans to our controlled non-majority owned portfolio companies, $0.6 million were on non-accrual status. At December 31, 2004, of the $38.7 million of loans to our controlled non-majority owned portfolio companies, none were on non-accrual status. As of December 31, 2005, of the $43.5 million of loans to other affiliates, none were on non-accrual status. As of December 31, 2004, of the $49.6 million of loans to other affiliates, none were on non-accrual status.

Results of Operations

Comparison of the Years Ended December 31, 2005 and 2004

The following table shows the components of our net operating income for the years ended December 31, 2005, and 2004:

	Year Ended December 31,		Change	Percentage Change
(dollars in millions)	2005	2004
Operating income
Interest and dividend income	$96.7	$69.1	$27.6	40%
Loan fees	9.6	8.8	0.8	9%

Total interest and dividend income	106.3	77.9	28.4	36%
Fees and other income	13.2	15.2	(2.0)	(13)%

Total operating income	119.5	93.1	26.4	28%

Operating expenses
Interest expense	23.1	10.5	12.6	120%
Employee compensation:
Salaries and benefits	19.3	15.7	3.6	23%
Long-term incentive compensation	6.5	11.7	(5.2)	(44)%

Total employee compensation	25.8	27.4	(1.6)	(6)%

General and administrative expense	10.1	10.1	—	0%

Total operating expenses	59.0	48.0	11.0	23%

Net operating income	60.5	$45.1	$15.4	34%
Net investment gains	7.7	2.5	5.2	208%

Net income	$68.2	$47.6	$20.6	43%

Total Operating Income

Total operating income includes interest and dividend income, loan fees and fees and other income. The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Dividend income results from dividends earned on our yielding equity investments. Dividend income will vary from period to period depending upon the level of yield on our equity investments and the amount of yielding equities outstanding, as well as the value of the underlying securities.

The increase in interest and dividend income for the year ended December 31, 2005, as compared to the year ended December 31, 2004, is due to growth in average loans, which had an impact of $14.5 million, an increase in LIBOR, which had an impact of $13.2 million and an increase in dividend income, which had an impact of $7.2 million, primarily attributable to our preferred stock of Broadview Networks Holdings, Inc. These increases were partially offset by a decrease in the spread to LIBOR in our loan portfolio, which had an impact of ($7.2) million. The majority of the decrease in the spread to LIBOR is related to holding fixed rate loans and loans with LIBOR floors in a rising interest rate environment, as well as fluctuations due to payoff and origination activity. The total yield on our total investment portfolio, at cost, for the years ended December 31, 2005 and 2004 was 11.1% and 10.0%, respectively.

During the year ended December 31, 2005, our investments in Bridgecom Holdings, Inc. and Broadview accounted for approximately $17.5 million, or 14.6%, of our total operating income. Our operating income related to Bridgecom and Broadview related to interest and dividends on our loan and equity investments in these entities. Our preferred stock investment in Broadview, which had a fair value of $52.1 million as of December 31, 2005, entitles us to a preferred claim of approximately $90 million plus accrued dividends, which accumulate at an annual rate of 12% on our preferred claim. We currently expect that our Broadview investment will continue to comprise a significant component of our operating income. In future periods, our ability to record income related to the accumulating dividends on our preferred securities will be dependent upon the performance and value of Broadview.

Loan fees for the years ended December 31, 2005 and 2004, included fees relating to the following:

(dollars in millions)	2005	2004
Amortizing and other fee income	$3.7	$5.6
Fee accelerations	5.9	3.1

Total loan fees	$9.6	$8.7

Loan fees include origination fees on loans that are capitalized and amortized into interest income over the life of the loan. When repayments or restructurings with other than minor modifications occur, we will accelerate the recognition into loan fee income of previously unamortized loan origination fees. These accelerations have the effect of increasing current period income and reducing future amortizable income. Because these repayments and restructurings may vary from period to period, the amount of loan origination fees that are recognized as interest income may also vary from period to period. The decrease in amortizing fee income for the year ended December 31, 2005 as compared to the year ended December 31, 2004 is related primarily to the volume of fee accelerations in 2005 and a decrease in our average origination fees on new loans.

Fees and other income primarily include fees related to advisory and management services, prepayment fees, research revenues, bank interest and other income. Fees and other income are generally related to specific transactions or services and therefore may vary from period to period depending on the level and types of services provided. The decrease in fees and other income of $2.0 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004 was primarily due to $4.5 million of management fees earned in 2004 from one of our control investments, Bridgecom Holdings, Inc., prior to its merger with Broadview, versus none earned during 2005, and a decrease in other income of $0.7 million. These decreases were partially offset by increases in advisory fees of $0.4 million, prepayment fees of $0.2 million, research revenues from our wholly owned subsidiary Kagan Research, LLC of $0.9 million, and bank interest income of $1.7 million. The increase in bank interest income is due to higher cash balances, primarily in our cash, securitization accounts, due to higher principal and interest payments on loans held as collateral for our securitization facilities. Cash from principal and interest payments that occur in our securitization facilities are accumulated in trust accounts until monthly or quarterly disbursements are made from trust accounts. These balances are reflected as Cash, securitization accounts on the balance sheet. The portion of payments that represent principal payments are primarily used to repay debt.

Total Operating Expenses

Operating expenses include interest, employee compensation and general and administrative expenses. The increase in interest expense during the year ended December 31, 2005 as compared to the year ended December 31, 2004, is primarily attributable to an increase of $7.8 million due to increases in LIBOR, an increase of $1.7 million due to the spread to LIBOR, and an increase of $3.1 million due to higher average borrowings.

Employee compensation includes base salaries and benefits, variable annual incentive compensation, and long-term incentive compensation. The increase in salaries and benefits expense during the year ended December 31, 2005 as compared to the year ended December 31, 2004 is primarily due to increased staffing, which is part of an ongoing effort to expand our infrastructure in order to support our plans for future growth. Long-term incentive compensation expense is made up of non-cash amortization of restricted stock awards granted in 2001 and dividends on performance based restricted shares and shares securing employee loans. Long-term incentive compensation totaled $6.5 million for the year ended December 31, 2005 compared to $11.7 million for the year ended December 31, 2004. During the first quarter of 2004, our compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions that were applicable to restricted stock of certain of our executive officers which resulted in an expense of $4.0 million. During the third quarter of 2005, the performance-based forfeiture restrictions and time-based forfeiture provisions that were applicable to restricted stock of certain non-executive officers lapsed which resulted in a $0.6 million increase in long-term incentive compensation expense and a $0.4 million increase in salaries and benefits expense.

General and administrative expenses include legal and accounting fees, insurance premiums, rent and various other expenses. General and administrative expenses were approximately $10.1 million for the years ended December 31, 2005 and 2004.

Net Operating Income Before Investment Gains and Losses

Net operating income before investment gains and losses (NOI) for the year ended December 31, 2005 totaled $60.5 million, an increase of 34.2% compared with $45.1 million for the year ended December 31, 2004. Our wholly owned subsidiary, Kagan Research, LLC, accounted for losses of $(1.9) million and $(0.7) during the years ended December 31, 2005 and 2004, respectively. The changes in net operating income are the result of the items described above.

Net Investment Gains and Losses

The following table summarizes our realized gains and (losses) on investments for the years ended December 31, 2005 and 2004:

(dollars in thousands)

Portfolio Company	Industry	2005	2004
21st Century Newspapers, Inc.	Newspaper	$—	$2,478
aaiPharma Inc.	Other Diversified	—	(278)
All Island Media, Inc.	Newspaper	390	—
AMI Telecommunications Corporation	Telecommunications	—	(6,989)
Boucher Communications, Inc.	Publishing	930	—
Bridgecom Holdings, Inc.	Telecommunications	—	2,158
CCG Consulting, LLC	Business Services	(1,258)	—
Cleartel Communications, Inc.	Telecommunications	—	(669)
Corporate Legal Times	Publishing	(367)	—
Creatas, L.L.C.	Information Services	20,431	—
Dakota Imaging, Inc.	Technology	—	331
Executive Enterprise Institute, LLC	Business Services	(190)	—
FTI Technologies Holdings, Inc.	Technology	—	(5,125)
iVerify.US Inc.	Security Alarm	(1,750)	—
Jupitermedia Corporation	Information Services	2,321	—
Metropolitan Telecommunications Holding Company	Telecommunications	2,038	—
National Systems Integration	Security Alarm	(5,177)	—
Netplexus Corporation	Technology	—	(2,531)
nii communications, inc.	Telecommunications	900	—
R.R. Bowker LLC	Information Services	—	2,268
Talk America Holdings, Inc.	Telecommunications	1,354	—
UMAC, Inc	Publishing	(10,062)	—
Witter Publishing Co. Inc.	Publishing	(721)	—
Other		182	107

Net realized gains (losses) on investments		$9,021	$(8,250)

The following table summarizes the net change in our unrealized appreciation and depreciation on investments for the years ended December 31, 2005 and 2004:

(dollars in thousands)

Portfolio Company	Industry	2005	2004
Unrealized appreciation (depreciation) on investments
Bridgecom Holdings, Inc.	Telecommunications	$—	$497
CCG Consulting, LLC	Business Services	(1,269)	—
Cleartel Communications, Inc.	Telecommunications	(733)	(4,332)
Copperstate Technologies, Inc.	Security Alarm	(876)	(1,681)
Corporate Legal Times	Publishing	—	1,637
Creatas, L.L.C.	Information Services	—	20,459
Crystal Media Network, LLC	Broadcasting	(3,704)	(347)
ETC Group, LLC	Publishing	503	(750)
Fawcette Technical Publications Holding	Publishing	(3,553)	(718)
FTI Technologies Holdings, Inc.	Technology	—	(5,125)
IDS Telcom LLC	Telecommunications	(692)	(300)
Images.com, Inc.	Information Services	—	1,466
Interactive Business Solutions, Inc.	Security Alarm	—	(919)
Jenzabar, Inc.	Technology	6,506	703
Metropolitan Telecommunications Holding Company	Telecommunications	534	1,239
Midwest Tower Partners, LLC	Telecommunications	1,131	—
National Systems Integration, Inc.	Security Alarm	—	(4,743)
nii communications, inc.	Telecommunications	—	925
On Target Media, LLC	Publishing	1,103	—
Sunshine Media Delaware, LLC	Publishing	4,001	(3,678)
Superior Publishing Corporation	Newspaper	(924)	1,104
SXC Health Solutions, Inc.	Technology	1,342	53
Talk America Holdings, Inc.	Telecommunications	—	(1,302)
Telecomm South, LLC	Telecommunications	619	(1,019)
Wiesner Publishing Company, LLC	Publishing	1,514	—
Witter Publishing Co. Inc.	Publishing	(127)	(602)
Working Mother Media, Inc.	Publishing	(1,604)	(4,012)
Other		1,330	715

Unrealized appreciation (depreciation) on investments		5,101	(730)

Reversal of unrealized (appreciation) depreciation
AMI Telecommunications Corporation	Telecommunications	—	6,858
Bridgecom Holdings, Inc.	Telecommunications	—	(2,242)
Bridgecom Holdings, Inc. after acquisition	Telecommunications	(497)	—
CCG Consulting, LLC	Business Services	1,269	—
Creatas, L.L.C.	Information Services	(22,138)	—
FTI Technologies Holdings, Inc.	Technology	—	5,125
IDS Telcom LLC	Telecommunications	583
iVerify.US Inc.	Security Alarm	1,826	—
Metropolitan Telecommunications Holding Company	Telecommunications	(989)	—
National Systems Integration	Security Alarm	5,319	—
Netplexus Corporation	Technology	—	2,413
nii communications, inc.	Telecommunications	(901)	—
NOW Communications, Inc.	Telecommunications	—	658
RR Bowker	Information Services	—	(794)
Talk America Holdings, Inc.	Telecommunications	(892)	—
UMAC, Inc.	Publishing	10,062	—
Witter Publishing Co. Inc.	Publishing	874	—
Other		(960)	(481)

Net reversal of unrealized (appreciation) depreciation		(6,444)	11,537

Net unrealized appreciation (depreciation) on investments		$(1,343)	$10,807

Net investment gains totaled $7.7 million for the year ended December 31, 2005, compared to $2.6 million for the year ended December 31, 2004. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation as summarized in the tables above. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized. The net realized gains for the year ended December 31, 2005 were primarily attributable to a $20.4 million realized gain on the sale of our Creatas equity investment, partially offset by a $10.1 million realized loss on the sale of our investment in UMAC, Inc. The reversal of unrealized appreciation on the Creatas investment totaled ($22.1) million, and the reversal of unrealized depreciation on the UMAC investment totaled $10.1 million.

During 2005, our investment with the largest unrealized depreciation was Crystal Media Network, LLC. Certain events occurred at Crystal Media during 2005 that caused us to record unrealized losses on our equity investment of approximately $3.7 million. These unrealized losses, along with unrealized losses recorded on this investment prior to 2005, have reduced our estimated fair value of our equity investment in Crystal Media to approximately $1.1 million, which is approximately $5.0 million less than our cost basis in this investment. We currently expect to convert this unrealized loss to a realized loss in a future period.

Net Income

Net income totaled $68.2 million for the year ended December 31, 2005, compared to $47.6 for the year ended December 31, 2004. The increase in net income is due to the items discussed above.

Comparison of the Years Ended December 31, 2004 and 2003

The following table shows our selected operating data for the years ended December 31, 2004, and 2003:

	Year Ended December 31,
(dollars in millions)	2004	2003	Change	Percentage Change
Operating income
Interest and dividend income	$69.1	$64.7	$4.4	7%
Loan fees	8.8	7.1	1.7	24%

Total interest and dividend income	77.9	71.8	6.1	8%
Fees and other income	15.2	8.9	6.3	71%

Total operating income	93.1	80.7	12.4	15%
Operating expenses
Interest expense	10.5	10.1	0.4	4%
Employee compensation:
Salaries and benefits	15.7	9.2	6.5	71%
Long-term incentive compensation	11.7	6.3	5.4	86%

Total employee compensation	27.4	15.5	11.9	77%
General and administrative expense	10.1	7.5	2.6	35%

Total operating expenses	48.0	33.1	14.9	45%

Net operating income	45.1	47.6	(2.5)	(5%)
Net investment gains (losses)	2.5	(5.6)	8.1	145%

Net income	$47.6	$42.0	$5.6	13%

Total Operating Income

Total operating income includes interest income on commercial loans, loan fees, dividend income, advisory fees and other income. Interest income is comprised of commercial loan interest at contractual rates and upfront fees that are amortized into income over the life of the loan. Most of our loans contain lending features that adjust the rate margin based on the financial and operating performance of the borrower, which generally occurs quarterly.

Total operating income for the year ended December 31, 2004 was $93.1 million, an increase of $12.4 million or 15% compared to the year ended December 31, 2003. Total interest and dividend income for 2004 was $77.9 million, an increase of $6.1 million or 9% as compared to 2003. An increase in dividend and loan fee income of $6.6 million was partially offset by a decrease in interest income on loans of $0.5 million. The increase in dividend income was primarily related to dividends on preferred stock of one of our control investments, Bridgecom Holdings, Inc. During the year ended December 31, 2004, our Bridgecom investment accounted for approximately 13% of our total operating income. The decrease in interest income on loans was due to a lower average spread to LIBOR on the loan portfolio, which had an impact of ($7.2) million, partially offset by asset growth, which had an impact of $4.3 million, and an increase in LIBOR during the year ended 2004, which had an impact of $2.4 million. The lower spread to LIBOR is partly due to a change in investment mix, which includes an increase in the proportion of our investment portfolio that is in diversified sectors. These investments generally bare lower risk and yield lower interest rates, which accounted for approximately $3.6 million of the change in spread. We have originated these investments to enhance our diversification, to reduce overall portfolio risk and to achieve better execution on our debt financing. Further, because LIBOR increased during the year ended December 31, 2004, the spread to LIBOR on fixed rate loans and loans with LIBOR floors decreased. This accounted for approximately $0.8 million of the change in spread. The remainder is primarily due to the timing of contractual interest rate resets in a rising interest rate environment. At December 31, 2004, the rate spread to LIBOR of our accruing loans and yielding equity investments was 9.2%.

Advisory fees and other income increased $6.3 million from the year ended December 31, 2003 to the year ended December 31, 2004 due to an increase in advisory services provided to new and existing customers compared to the prior year, research revenues from Kagan Research, LLC and management fees from one of our control investments, Bridgecom Holdings, Inc.

Total Operating Expenses

Operating expenses are comprised of three components: (1) interest expense, (2) base salaries and benefits and long-term incentive compensation, and (3) general and administrative expenses. Total operating expenses for the year ended December 31, 2004 were $48.0 million, an increase of $14.9 million or 45% compared to the year ended December 31, 2003.

Interest expense increased by 4% to $10.5 million for the year ended December 31, 2004 compared to $10.1 million for the year ended December 31, 2003. The increase is primarily attributable to an increase in LIBOR, which had an impact of $1.3 million, and an increase in average borrowings, which had an impact of $1.6 million, partially offset by a decrease in the spread to LIBOR, which had an impact of ($1.5) million.

For the year ended December 31, 2004, the increases in salaries and benefits and general and administrative expenses were due primarily to expenses associated with Kagan Research, LLC, which we acquired during the first quarter of 2004 as well as an increase in salaries and benefits due to higher variable annual incentive compensation, additional hires and one time expenses associated with these new employees. Salaries and benefits associated with Kagan Research, LLC amounted to $2.6 million for the year ended December 31, 2004. Variable annual incentive compensation was $1.7 million higher for the year ended December 31, 2004 than for the year ended December 31, 2003. The balance of the increase in salaries and benefits was primarily attributable to increases in salaries and benefits for existing employees and additional hires. The additional hires are part of an ongoing effort to grow our infrastructure in order to support our plans for future growth. General and administrative expense associated with Kagan Research, LLC amounted to $2.5 million for the year ended December 31, 2004.

Long-term incentive compensation expense is made up of non-cash amortization of restricted stock awards granted in 2001 and the treatment of dividends on all shares securing employee loans as compensation. During the first quarter of 2004, our compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions that were applicable to restricted stock of certain of our executive officers. Long-term incentive compensation totaled $11.7 million for the year ended December 31, 2004, compared to $6.3 million for the year ended December 31, 2004, respectively. The increase in long-term incentive compensation is primarily due to the modification made during the first quarter of 2004. The expense associated with the modifications totaled $5.8 million for 2004, of which $4.0 million was expensed in the first quarter.

Net Operating Income Before Investment Gains and Losses

Net operating income before investment gains and losses for the year ended December 31, 2004 totaled $45.1 million, a decrease of 5% compared with $47.6 million for the year ended December 31, 2003. Our wholly owned subsidiary Kagan Research, LLC, accounted for losses of ($0.7) million during the year ended December 31, 20004. The changes in net operating income before investment gains and losses are the result of the items described above.

Net Investment Gains and Losses

The following table summarizes our realized gains and losses on investments for the years ended December 31, 2004 and 2003:

(dollars in thousands)

Portfolio Company	Sector	2004	2003
21st Century Newspapers, Inc.	Newspaper	$2,478	$—
aaiPharma Inc.	Other Diversified	(278)	—
AMI Telecommunications Corporation	Telecommunications	(6,989)	(5,585)
Bridgecom Holdings, Inc.	Telecommunications	2,158	—
Cleartel Communications, Inc.	Telecommunications	(669)	—
Dakota Imaging, Inc.	Technology	331	—
Eli Research, Inc.	Information Services	—	300
Fawcette Technical Holding	Publishing	—	(519)
FTI Technologies Holdings, Inc.	Technology	(5,125)	—
National Systems Integration	Security Alarm	—	(5,812)
NBG Radio Network, Inc.	Broadcasting	—	(398)
Netplexus Corporation	Technology	(2,531)	(48)
R.R. Bowker LLC	Information Services	2,268	—
Rising Tide Holdings, Inc.	Publishing	—	(2,675)
Sabot Publishing, Inc.	Publishing	—	(405)
SXC Health Solutions, Inc.	Technology	—	1,679
Talk America Holdings, Inc.	Telecommunications	—	2,690
THE Journal, LLC	Publishing	—	(959)
VS&A-PBI Holding LLC	Publishing	—	(7,901)
Other		107	53

Net realized (losses) on investments		$(8,250)	$(19,580)

The following table summarizes the net change in our unrealized appreciation and depreciation on investments for the years ended December 31, 2004 and 2003.

(dollars in thousands)

Portfolio Company	Sector	2004	2003
Unrealized appreciation (depreciation) on investments
AMI Telecommunications Corporation	Telecommunications	$—	$(5,558)
Biznessonline.com, Inc.	Telecommunications	—	(2,270)
Bridgecom Holdings, Inc.	Telecommunications	497	2,014
Cleartel Communications, Inc.	Telecommunications	(4,332)	—
Copperstate Technologies, Inc.	Security Alarm	(1,681)	1,504
Corporate Legal Times	Publishing	1,637	(883)
Creatas, L.L.C.	Information Services	20,459	1,771
Crystal Media Network, LLC	Broadcasting	(347)	(983)
ETC Group, LLC	Publishing	(750)	—
Fawcette Technical Publications Holding	Publishing	(718)	(1,960)
FTI Technologies Holdings, Inc.	Technology	(5,125)	—
IDS Telcom LLC	Telecommunications	(300)	—
Images.com, Inc.	Information Services	1,466	(939)
Interactive Business Solutions, Inc.	Security Alarm	(919)	(1,324)
Jenzabar, Inc.	Technology	703	—
Metropolitan Telecommunications Holding Company	Telecommunications	1,239	869
National Systems Integration, Inc.	Security Alarm	(4,743)	(576)
Netplexus Corporation	Technology	—	(676)
nii communications, inc.	Telecommunications	925	—
NOW Communications, Inc.	Telecommunications	—	(658)
Sunshine Media Delaware, LLC	Publishing	(3,678)	—
Superior Publishing Corporation	Newspaper	1,104	—
SXC Health Solutions, Inc.	Technology	53	631
Talk America Holdings, Inc.	Telecommunications	(1,302)	2,608
Telecomm South, LLC	Telecommunications	(1,019)	(643)
THE Journal, LLC	Publishing	—	(117)
Witter Publishing Co. Inc.	Publishing	(602)	—
Working Mother Media, Inc.	Publishing	(4,012)	(152)
Other		715	(600)

Net unrealized (depreciation) on investments		(730)	(7,942)

Reversal of unrealized depreciation (appreciation)
AMI Telecommunications Corporation	Telecommunications	6,858	5,143
Bridgecom Holdings, Inc.	Telecommunications	(2,242)	—
Fawcette Technical Holding	Publishing	—	519
FTI Technologies Holdings, Inc.	Technology	5,125	—
National Systems Integration	Security Alarm	—	5,276
NBG Radio Network, Inc.	Broadcasting	—	574
Netplexus Corporation	Technology	2,413	—
NOW Communications, Inc.	Telecommunications	658	—
Rising Tide Holdings, Inc.	Publishing	—	2,735
RR Bowker	Information Services	(794)	—
Systems Xcellence USA, Inc.	Technology	—	(631)
Talk America Holdings, Inc.	Telecommunications	—	(1,746)
THE Journal, LLC	Publishing	—	1,752
VS&A-PBI Holding LLC	Publishing	—	7,901
Other		(481)	379

Net reversal of unrealized depreciation (appreciation)		11,537	21,902

Net change in unrealized depreciation on investments		$10,807	$13,960

Net investment gains (losses) totaled $2.6 million for the year ended December 31, 2004, compared to ($5.6) million for the year ended December 31, 2003. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation as summarized in the following tables. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

Net Income

Net income totaled $47.6 million for the year ended December 31, 2004, compared to $42.0 for the year ended December 31, 2003. The increase in net income is due to the items discussed above.

Financial Condition, Liquidity and Capital Resources

Cash and Cash Equivalents, Cash, Securitization Accounts, and Cash, Restricted

At December 31, 2005 and December 31, 2004, we had $45.6 million and $82.7 million, respectively, in cash and cash equivalents. In addition, at December 31, 2005 and December 31, 2004, we had $82.1 million and $79.5 million, respectively, in cash, securitization accounts. We also had $2.0 million of restricted cash as of December 31, 2005. We primarily invest cash on hand in interest bearing deposit accounts. Cash, securitization accounts include payments received on securitized loans, which are held in designated bank accounts until monthly or quarterly disbursements are made from the securitization trusts. We are required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements. Borrowed funds that have not yet been invested may negatively impact our earnings until they are invested since the interest we pay on borrowings typically exceeds the rate of return that we are able to earn on temporary cash investments. Our objective is to maintain sufficient cash on hand to cover current funding requirements and operational needs.

For 2005, net cash provided by operating activities totaled $50.6 million, a decrease of $2.3 million from the prior year’s amount. This decrease was due primarily to an increase in the amount of accrued payment-in-kind interest and dividend income and an increase in cash used by working capital activities partially offset by an increase in net operating income. Cash used by investing activities totaled $197.5 million compared with $175.8 million in 2004. This increase is the result of higher portfolio growth in 2005. Cash provided by financing activities was $109.7 million for the year ended December 31, 2005, compared to $145.5 million for the year ended December 31, 2004. The decrease is primarily the result of lower net borrowings and higher distributions partially offset by an increase in proceeds from the issuance of common stock.

Liquidity and Capital Resources

We expect our cash on hand and cash generated from operations, including the portion of the cash in securitization accounts that will be released to us, to be adequate to meet our cash needs at our current level of operations. In order to fund new originations, we intend to use cash on hand, advances under our borrowing facilities and equity financings. Our secured borrowing facilities generally contain collateral requirements, including, but not limited to, asset mix, minimum diversity and rating and limitations on loan size. These limitations limit our ability to fund certain new originations with advances under such facilities, in which case we fund originations using unsecured debt or equity financings. During 2005, we have entered into new debt agreements, including a $50.0 million private placement of investment grade, five-year unsecured notes and a $250.0 million warehouse facility with Merrill Lynch Capital Corp. Also during 2005, we amended certain of our existing credit agreements, including our $50.0 million unsecured revolver with Bayerische Hypo-Und Vereinsbank, AG, New York Branch and our $250.0 million warehouse credit facility with SunTrust Bank. The overall capacity, revolving capacity and collateral requirements of these new and amended financings allow for greater funding flexibility, which we believe will help us to leverage our assets more consistently. See “—Borrowings.”

In 2005, we raised $123.1 million of gross proceeds by selling 8,029,500 shares of newly issued common stock. In 2004, we raised $105.4 million of gross proceeds by selling 6,622,155 shares of newly issued common stock.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders substantially all of our income. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. As of December 31, 2005, this ratio was 218%. This requirement limits the amount that we may borrow.

To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets. We intend to maintain a current shelf registration statement pursuant to which we may issue common stock from time to time.

Off-Balance Sheet Arrangements

We are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. We attempt to limit our credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

As of December 31, 2005, we had unused commitments to extend credit to our customers of $37.3 million, which are not reflected on our balance sheet. The estimated fair value of these commitments reflects the amount we would have to pay a counterparty to assume these obligations and was $0.2 million at December 31, 2005. This amount was estimated as the amount of fees currently charged to enter into similar agreements, taking into account the creditworthiness of the counterparties.

From time to time, we provide guarantees or standby letters of credit on behalf of our portfolio companies. As of December 31, 2005 and 2004, we had guarantees and standby letters of credit of approximately $10.2 million and $2.8 million, respectively.

Contractual Obligations

The following table shows our contractual obligations as of December 31, 2005:

	Payments Due by Period
(dollars in millions) Contractual Obligations(a)	Total	Less than 1 year	1-3 years	4-5 years	More than years
Borrowings(b)	$541.1	$362.4	$75.3	$103.4	$—
Future minimum rental obligations	12.2	1.7	3.5	3.6	3.4

Total contractual obligations	$553.3	$364.1	$78.8	$107.0	$3.4

(a)	This excludes the unused commitments to extend credit to our customers of $37.3 million as discussed above.
(b)	Borrowings under the MCG Commercial Loan Funding Trust Facility and the Revolving Unsecured Credit Facility are listed based on the contractual maturity of the respective facility due to the revolving nature of the facilities. Repayments of the Series 2004-1 Notes are based on the contractual principal collections of the loans which comprise the collateral. Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements. These amounts do not include interest on the borrowings.

Borrowings

At December 31, 2005 and 2004, we had aggregate outstanding borrowings of $541.1 million and $467.4 million, respectively. The following table shows the facility amounts and outstanding borrowings at December 31, 2005 and 2004:

	December 31, 2005		December 31, 2004
(dollars in millions)	Facility amount	Amount outstanding	Facility amount	Amount outstanding
Unsecured Notes	$50.0	$50.0	$—	$—
Commercial Loan Trust 2005-2	250.0	159.2	—	—
Commercial Loan Funding Trust Facility	250.0	160.0	150.0	—
Term Securitizations
Series 2004-1 Class A-1 Asset Backed Bonds	81.1	81.1	250.5	250.5
Series 2004-1 Class A-2 Asset Backed Bonds	31.5	31.5	31.5	31.5
Series 2004-1 Class B Asset Backed Bonds	43.5	43.5	43.5	43.5
Series 2004-1 Class C Asset Backed Bonds	15.8	15.8	—	—
Series 2001-1 Class A Asset Backed Bonds	—	—	81.5	81.5
Series 2001-1 Class B Asset Backed Bonds	—	—	35.4	35.4
Senior Secured Credit Facility	—	—	25.0	25.0
Revolving Unsecured Credit Facility	50.0	—	—	—

	$771.9	$541.1	$617.4	$467.4

Our weighted average borrowings for the year ended December 31, 2005 and 2004 were $439.0 million and $340.7 million, respectively. Our weighted average interest rate on all of our borrowings, including amortization of deferred debt issuance costs and commitment fees, for the year ended December 31, 2005 and 2004 was 5.26% and 3.08%, respectively. For the above borrowings, the fair value of the borrowings approximates cost.

All of our debt facilities, except the Senior Secured Credit Facility, the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through bankruptcy remote, special purpose, wholly owned subsidiaries of ours and, therefore, their assets may not be available to our creditors. In some cases, advances under our debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans we may leverage as collateral. See Note C to the Consolidated Financial Statements for further discussion of our borrowings under Item 8.

Unsecured Notes.    On October 11, 2005, we issued $50.0 million of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

Commercial Loan Trust 2005-2.    On June 9, 2005, we established, through MCG Commercial Loan Trust 2005-2, a $250.0 million warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2005-2 to borrow up to $250.0 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2005-2, including cash and commercial loans transferred by us to the trust. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations, including the requirement that at least 50% of the overall warehouse facility amount be senior secured commercial loans. Advances under the facility bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on September 30, 2006 and may be extended under certain circumstances. As of December 31, 2005, we had $159.2 million outstanding under this credit facility.

Commercial Loan Trust 2005-1.    On April 21, 2005, we established, through MCG Commercial Loan Trust 2005-1, a $100.0 million warehouse credit facility with an affiliate of UBS AG. The warehouse credit facility allowed MCG Commercial Loan Trust 2005-1 to borrow up to $100.0 million subject to certain covenants, concentration limits and other restrictions. The warehouse credit facility was primarily secured by the assets of MCG Commercial Loan Trust 2005-1, including commercial loans sold by us to the trust, and the lender had partial recourse to MCG Capital. Advances under the facility bore interest based on LIBOR plus 0.50%, and interest was payable monthly. The facility was terminated on November 30, 2005, at which time no collateral was in the facility and no borrowings were outstanding.

Commercial Loan Funding Trust Facility.    On November 10, 2004, we established, through MCG Commercial Loan Funding Trust, a $150.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold by us to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. Through July 29, 2005, advances under the facility bore interest based on a commercial paper rate plus 1.15%.

On July 29, 2005, we amended the Commercial Loan Funding Trust Facility. Pursuant to this amendment, the total facility amount was increased from $150.0 million to $250.0 million, the interest rate was changed from commercial paper rate plus 1.15% to commercial paper rate plus 0.95%, the concentration criteria were modified to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 25% to 35%, and other minor modifications were made. The facility is scheduled to terminate on November 7, 2007, but is subject to annual renewal and may be extended under certain circumstances. In connection with this amendment, the facility was renewed until July 28, 2006. As of December 31, 2005, we had $160.0 million outstanding under this credit facility.

Term Securitization 2004-1.    On September 30, 2004, we established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured to hold up to $397.7 million of loans. The facility is secured by all of the 2004-1 Trust’s commercial loans and cash in securitization accounts, which totaled $228.0 million and $406.0 million as of December 31, 2005 and December 31, 2004, respectively. This facility is scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2, Class B and Class C Notes. The Class A-1, Class A-2, Class B and Class C Notes are scheduled to be repaid as we receive principal collections on the underlying collateral.

The 2004-1 Trust issued $250.5 million of Class A-1 Notes rated Aaa/AAA, $31.5 million of Class A-2 Notes rated Aa1/AAA, $43.5 million of Class B Notes rated A2/A and $15.8 million of Class C Notes rated Baa2/BBB as rated by Moody’s and Fitch, respectively. On June 1, 2005, we sold the Class C securities, which had previously been retained by MCG. As of December 31, 2005, a total of $171.9 million of these notes were outstanding. The Series 2004-1 Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes bear interest of LIBOR plus 0.43%, 0.65%, 1.30%, and 2.50%, respectively.

Senior Secured Credit Facility.    On September 10, 2004, we entered into a $25.0 million senior secured revolving credit facility with Bayerische Hypo-Und Vereinsbank, A.G. and in February 2005, the aggregate available loan amount under this facility was increased to $50.0 million. All new advances under the credit facility were at the discretion of the lender, had a maturity of one year from the date of the advance, and bore interest at LIBOR plus 2.00% or the prime rate plus 0.50%. The credit facility was secured by a first priority security interest in our tangible and intangible assets subject to certain excluded collateral and certain permitted other liens. The credit facility contained customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity and a negative pledge. The credit facility also contained customary events of default with customary cure and notice, including, without limitation, nonpayment misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management and material adverse change. In September 2005, this facility was amended and is now our Revolving Unsecured Credit Facility.

Revolving Unsecured Credit Facility.    On September 20, 2005, we amended our Senior Secured Credit Facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). Pursuant to this amendment, the credit facility is no longer secured by our assets and the facility is committed up to $50.0 million on a revolving basis. In addition, this Revolving Unsecured Credit Facility allows for additional lenders with HVB acting as the agent. Advances under this credit facility bear interest at LIBOR plus 2.00% or the prime rate plus 0.50%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, and minimum cash net investment income. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management, and material adverse change. The credit facility is scheduled to mature on September 19, 2006 and is subject to annual renewal at the discretion of the agent. As of December 31, 2005, we had no amounts outstanding under this credit facility.

Warehouse Credit Facility.    On January 29, 2004, our wholly owned, bankruptcy remote, special purpose indirect subsidiary, MCG Commercial Loan Trust 2003-1 entered into a $200 million secured warehouse credit facility with an affiliate of UBS AG. We used the warehouse credit facility to fund our origination and purchase of a diverse pool of loans, including broadly syndicated rated loans, which we securitized using an affiliate of the lender as the exclusive structurer and placement agent. Advances under the credit facility bore interest at LIBOR plus 0.50%. The warehouse credit facility operated much like a revolving credit facility that is primarily secured by the loans acquired with the advances under the credit facility. On September 30, 2004, we paid off the warehouse credit facility with the proceeds from the Term Securitization 2004-1 and terminated the facility.

Term Securitization 2001-1.    On December 27, 2001, we established the MCG Commercial Loan Trust 2001-1 (the “Trust”), which issued two classes of Series 2001-1 Notes. The facility was secured by all of the Trust’s commercial loans and cash in securitization accounts, which totaled $0.0 million as of December 31, 2005 and $209.9 million as of December 31, 2004. This facility was scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes were scheduled to be repaid as we receive principal collections on the underlying collateral.

The 2001-1 Trust issued $229.8 million of Class A Notes rated AAA/Aaa/AAA, and $35.4 million of Class B Notes rated A/A2/A as rated by Standard & Poor’s, Moody’s and Fitch, respectively. This facility was terminated on December 15, 2005. As of December 31, 2005, there were no borrowings outstanding under this facility. As of December 31, 2004, $81.5 million of Class A Series 2001-1 Notes and $35.4 million of Class B Series 2001-1 Notes were outstanding. The Class A Series 2001-1 Notes bore interest of LIBOR plus 0.60% and the Class B Series 2001-1 Notes bore interest of LIBOR plus 1.75%, and interest was payable quarterly on both.

Distributions

We intend to make distributions on a quarterly basis to our stockholders of substantially all of our income. We may make deemed distributions to our stockholders of certain net capital gains.

As a business development company that has elected to be treated as a regulated investment company, we generally are required to (1) distribute at least 90% of our investment company taxable income and 90% of any ordinary pre-RIC built in gains that we recognize and (2) distribute (actually or on a deemed basis) at least 98% of our income (both ordinary income and net capital gains) to avoid an excise tax.

Through December 31, 2005, we have made distributions in excess of our earnings of approximately $66.0 million. In addition, through December 31, 2005, we have net unrealized depreciation on our investments of $19.7 million. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the Investment Company Act of 1940 and due to provisions in our credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure shareholders that they will receive any distributions or distributions at a particular level.

The following table summarizes our distributions declared since January 1, 2004:

Date Declared	Record Date	Payment Date	Amount
February 16, 2006	March 16, 2006	April 27, 2006	$0.42
October 26, 2005	November 23, 2005	January 30, 2006	0.42
July 27, 2005	August 25, 2005	October 28, 2005	0.42
April 27,2005	May 26, 2005	July 28,2005	0.42
February 23, 2005	March 14, 2005	April 28, 2005	0.42
October 29, 2004	November 19, 2004	January 27, 2005	0.42
July 28, 2004	August 20, 2004	October 28, 2004	0.42
April 22, 2004	May 7, 2004	July 29, 2004	0.42
March 25, 2004	April 6, 2004	April 29, 2004	0.42

To date, we have declared distributions totaling $8.05 per share. The table below shows the detail of our distributions for the years ended December 31, 2005 and 2004:

	2005		2004
Ordinary income(a)	$1.31	78.0%	$1.09	64.6%
Capital gains(a)	0.15	9.0	0.06	3.7
Return of capital(b)	0.22	13.0	0.53	31.7

Total reported on tax Form 1099-DIV	$1.68	100.0%	$1.68	100.0%

(a)	For 2005, 2004 and 2003, ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments to shareholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.

Each year a statement on Form 1099-DIV identifying the source of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

Critical Accounting Policies

The consolidated financial statements are based on the selection and application of significant accounting policies, which require management to make significant estimates and assumptions. We believe that the following are some of the more critical judgment areas in the application of our accounting policies that currently affect our financial condition and results of operations.

Income Recognition

Interest on commercial loans is recognized when earned and is computed by methods that generally result in level rates of return on principal amounts outstanding. We monitor individual customer’s financial trends in order to assess the recoverability of interest with respect to each customer. We closely monitor the status and performance of each individual investment.

When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

Paid-in-Kind Interest

We include in income certain amounts that we have not yet received in cash, such as contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term. We will cease accruing PIK if we do not expect the customer to be able to pay all principal and interest due. In certain cases, a customer makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK portion of a customer’s loan can increase while the total outstanding amount of the loan to that customer may stay the same or decrease. PIK loans represented $13.5 million or 1.2% of our portfolio of investments as of December 31, 2005 and $17.3 million or 2.0% of our portfolio of investments as of December 31, 2004.

PIK related activity for the years ended December 31, 2005 and 2004 was as follows:

	Year Ended December 31,
	2005	2004
	(dollars in millions)
Beginning PIK loan balance	$17.3	$27.3
PIK interest earned during the period	12.7	10.5
Principal payments on PIK loans	(10.4)	(12.5)
PIK loans converted to other securities	(5.7)	(7.9)
Realized loss	(0.4)	(0.1)

Ending PIK loan balance	$13.5	$17.3

As noted above, in certain cases, a customer may make principal payments on its loan that are contractually applied first to the non-PIK loan balance instead of the PIK loan balance. If all principal payments from these customers had been applied first to any PIK loan balance outstanding at the time of the payment, and any remainder applied to the non-PIK loan balance, an additional $3.4 million of payments would have been applied against the December 31, 2005 PIK loan balance of $13.5 million and an additional $5.8 million of payments would have been applied against the December 31, 2004 PIK loan balance of $17.3 million. If the payments had been applied against the PIK balance, the balance at December 31, 2005 and 2004 would have been $10.1 million and $11.5 million, respectively.

As of December 31, 2005, 95.7% of the $13.5 million of PIK loans outstanding have an investment rating of 3 or better and as of December 31, 2004, 87.5% of the $17.3 million of PIK loans outstanding had an investment rating of 3 or better. The net increase in loan balances as a result of contracted PIK arrangements are separately identified on our consolidated statements of cash flows.

Dividends

Certain of our equity investments have stated accruing dividend rates. We accrue dividends on our equity investments as they are earned to the extent there is sufficient value to support the ultimate payment of those dividends.

	Year Ended December 31,
(in millions)	2005	2004
Beginning accrued dividend balance	$5.4	$0.4
Dividend income earned during the period	12.4	5.3
Payment of previously accrued dividends	—	(0.3)
Accrued dividends converted to other securities	(5.4)	—

Ending accrued dividend balance	$12.4	$5.4

Loan Origination Fees

Loan origination fees are deferred and amortized as adjustments to the related loan’s yield over the contractual life of the loan. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. We record the financial instruments received at fair value as determined by our board of directors. Fair values are determined using various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through our statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan. We had $9.1 million and $12.5 million of unearned income as of December 31, 2005 and December 31, 2004, respectively.

Unearned income activity for the years ended December 31, 2005 and 2004 was as follows:

	Year Ended December 31,
	2005			2004
(in millions)	Cash Received	Equity Interest and Future Receivables	Total	Cash Received	Equity Interest and Future Receivables	Total
Beginning unearned income balance	$5.0	$7.5	$12.5	$5.6	$10.8	$16.4
Additional fees	5.5	0.7	6.2	2.8	2.3	5.1
Unearned income recognized	(3.3)	(6.0)	(9.3)	(3.0)	(5.6)	(8.6)
Unearned fees applied against loan balance(a)	(0.3)	—	(0.3)	(0.4)	—	(0.4)

Ending unearned income balance	$6.9	$2.2	$9.1	$5.0	$7.5	$12.5

(a)	When a loan is paid off at an amount below our cost basis, we apply any fees received that have not been recognized as income against the outstanding loan amount to reduce the cost basis, which has the effect of reducing any realized loss.

Other Fees

In certain investment transactions, we may perform consulting or advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned which is generally when the investment transaction closes.

Valuation of Investments

Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At December 31, 2005, approximately 88% of our total assets represented investments of which approximately 94% are valued at fair value and approximately 6% are valued at market value based on readily ascertainable public market quotes at December 31, 2005. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis and record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, where appropriate, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In many cases, our loan agreements also allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

Each debt and equity investment is valued using industry valuation benchmarks, and, where appropriate, the value is assigned a discount reflecting the illiquid nature of the investment and/or our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Stock-based Compensation

We account for stock-based compensation under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and related interpretations. For restricted common stock issued to employees for whom no performance-based criteria apply, compensation expense, equal to the value of the shares at the later of the grant date or the date at which all return-based forfeiture provisions lapsed or were removed, is recorded over the term of the forfeiture provisions. See Note I to the Consolidated Financial Statements for further discussion of our employee stock plans.

Securitization Transactions

Periodically, we transfer pools of loans to bankruptcy remote special purpose entities for use in securitization transactions. These on-balance sheet securitization transactions comprise a significant source of our overall funding, with the total face amount of the outstanding loans and equity investments assumed by third parties equaling $596.9 million at December 31, 2005 and $536.5 million at December 31, 2004.

Recent Developments

Effective January 1, 2006, we deconsolidated our investment in Kagan Research LLC and will therefore account for this investment as a portfolio company. Prior to January 1, 2006, Kagan was accounted for as a consolidated subsidiary. As of January 1, 2006, Kagan no longer qualifies to be a consolidated subsidiary. We currently do not expect the deconsolidation of Kagan to have a material impact on our financial position or results of operations. In March 2006, MCG-Kagan Research, Inc., Kagan’s parent company, changed its name to JupiterKagan, Inc. and, through its subsidiary, JupiterResearch, LLC, acquired the assets of the JupiterResearch division of Jupitermedia Corporation for approximately $10.1 million in cash and the assumption of certain liabilities.

On April 17, 2006, we amended our Commercial Loan Funding Trust Facility, funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. Pursuant to this amendment, the concentration criteria were modified to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 35% to 50% and the inclusion of additional industry segments. Other minor modifications were also made.

On April 18, 2006, we completed a $500 million debt securitization through MCG Commercial Loan Trust 2006-1, our wholly owned subsidiary. The 2006-1 Trust issued $106.25 million of Class A-1 Notes rated AAA / Aaa, $50.0 million of Class A-2 Notes rated AAA / Aaa, $85.0 million of Class A-3 Notes rated AAA / Aaa, $58.75 million of Class B Notes rated AA / Aa2, $45.0 million of Class C Notes rated A / A2 and $47.5 million of Class D Notes rated BBB / Baa2 as rated by Moody’s and S&P, respectively. The Series 2006-1 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes bear interest of LIBOR plus 0.33%, 0.35%, 0.33%, 0.58%, 1.05% and 2.25%, respectively.

We retained all of the equity in the securitization. The securitization includes a reinvestment period of five years, during which principal collections received on the underlying collateral may be used to purchase new collateral from us. Under the terms of the securitization, up to 55% of the collateral may be non-senior secured commercial loans and the remaining 45% must be senior secured commercial loans.

The Class A-1, Class B, Class C and Class D Notes are term notes. The Class A-2 Notes are a revolving class of secured notes and have a revolving period of five years. The Class A-3 Notes are a delayed draw class of secured notes and are required to be drawn within the next 12 months. All of the notes are secured by the assets of MCG Commercial Loan Trust 2006-1, including commercial loans currently totaling $349.7 million, which were purchased by the trust from us. Additional commercial loans will be purchased by the trust from us primarily using the proceeds from the Class A-3 delayed draw notes and the Class A-2 revolving notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

The new securitization facility is scheduled to terminate on April 20, 2018, or sooner upon repayment of the offered notes. The proceeds from this transaction will be used to fund the Company’s origination of investments and continued growth and to repay approximately $264.5 million of existing indebtedness. As a result of this transaction, the Company’s warehouse credit facility with Merrill Lynch Capital Corp. terminated in accordance with its terms.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (revised 2004), “Share-Based Payment” (SFAS No. 123R), which replaces SFAS No. 123 and supersedes APB Opinion No. 25. SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. SFAS No. 123 is effective beginning with the first interim period of the fiscal year beginning after June 15, 2005. We will adopt SFAS No. 123R effective January 1, 2006. We are currently evaluating the requirements of SFAS No. 123R and expect that adoption of SFAS No. 123R will not have a material impact on our consolidated financial position and consolidated results of operations. See Note I to the Consolidated Financial Statements in Item 8 for further discussion of our employee stock plans.

Quantitative and Qualitative Disclosures about Market Risk

Interest rate sensitivity refers to the change in earnings that may result from the changes in the level of interest rates. Our net interest income is affected by changes in various interest rates, including LIBOR, prime rates and commercial paper rates. Approximately 67% of our loan portfolio, at cost, bears interest at a spread to LIBOR, with the remainder bearing interest at a fixed rate or at a spread to a prime rate. Approximately 39.3% of our loan portfolio, at cost, has a LIBOR floor, at various levels.

We regularly measure exposure to interest rate risk. We have interest rate risk exposure mainly from the portion of the commercial loan portfolio funded using stockholders’ equity. Our board of directors assesses interest rate risk and we manage our interest rate exposure on an ongoing basis. The following table shows a comparison of the interest rate base for our interest bearing cash, outstanding commercial loans and our outstanding borrowings at December 31, 2005 and December 31, 2004:

	December 31,
	2005		2004
(dollars in millions)	Interest Bearing Cash and Commercial Loans	Borrowings	Interest Bearing Cash and Commercial Loans	Borrowings
Repurchase Agreement Rate	$120.7	$—	$160.4	$—
Money Market Rate	2.0	—	—	—
Prime Rate	36.1	—	38.8	—
30-Day LIBOR	36.0	—	43.6	—
60-Day LIBOR	—	—	7.1	—
90-Day LIBOR	562.6	331.1	514.7	467.4
180-Day LIBOR	30.9	—	34.0	—
Commercial Paper Rate	—	160.0	—	—
Fixed Rate	273.5	50.0	122.3	—

Total	$1,061.8	$541.1	$920.9	$467.4

Based on our December 31, 2005 balance sheet, the following table shows the impact to net income of base rate changes in interest rates assuming no changes in our investment and borrowing structure.

(dollars in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
(300)	$(21.3)	$(14.7)	$(6.6)
(200)	(15.5)	(9.8)	(5.7)
(100)	(7.9)	(4.9)	(3.0)
100	7.9	4.9	3.0
200	15.8	9.8	6.0
300	23.6	14.7	8.9

Currently, we do not engage in hedging activities because we have determined that the cost of hedging the risks associated with interest rate changes outweighs the risk reduction benefit. We monitor this strategy on an ongoing basis and may engage in certain hedging activities in the future as we deem appropriate.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The information contained in the table for the years 1998 through 2005 has been derived from our financial statements which have been audited by Ernst & Young LLP. Ernst & Young LLP’s report on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part. See “Prospectus Summary—Where You Can Find Additional Information”.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Unsecured Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	50,000,000	2,231	—	N/A

Commercial Loan Trust 2005-2
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	159,180,766	2,231	—	N/A

MCG Commercial Loan Funding Trust Revolving Credit Facility
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	160,000,000	2,231	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Revolving Unsecured Credit Facility
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A

Senior Class A-1 Series 2004-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	250,500,000	2,186	—	N/A
2005	81,138,452	2,231	—	N/A

Senior Class A-2 Series 2004-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	31,500,000	2,186	—	N/A
2005	31,500,000	2,231	—	N/A

Mezzanine Class B Series 2004-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	43,500,000	2,186	—	N/A
2005	43,500,000	2,231	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Mezzanine Class C Series 2004-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	15,800,000	2,231	—	N/A

Senior Class A Series 2000-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	66,661,000	1,445	—	N/A
2001	22,585,000	2,224	—	N/A
2002	123,718,000	1,993	—	N/A
2003	130,991,000	2,525	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A

Senior Class A Series 2001-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	229,860,000	2,224	—	N/A
2002	204,757,000	1,993	—	N/A
2003	137,777,000	2,525	—	N/A
2004	81,537,000	2,186	—	N/A
2005	—	—	—	N/A

Senior Class B Series 2001-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	35,363,000	2,224	—	N/A
2002	35,363,000	1,993	—	N/A
2003	35,363,000	2,525	—	N/A
2004	35,363,000	2,186	—	N/A
2005	—	—	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Senior Secured Credit Facility with Bayerische Hypo-Und Vereinsbank, A.G.
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	25,000,000	2,186	—	N/A
2005	—	—	—	N/A

Senior Secured Credit Facility with Heller Financial, Inc., as Agent
1995	$—	$—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	138,785,000	1,421	—	N/A
1999	248,217,000	1,299	—	N/A
2000	290,172,000	1,445	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.
(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(c)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.
(d)	Not applicable because senior securities are not registered for public trading.

BUSINESS

General

We are a solutions-focused specialized commercial finance company providing financing and advisory services to middle market, growth oriented companies throughout the United States. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. We primarily acquire new customers directly through our contacts with owner operators and other investors, such as private equity sponsors. We primarily make secured debt, unsecured debt, and equity investments in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $25 million. As of December 31, 2005, the average revenue of our portfolio companies was approximately $44.1 million and the average EBITDA was approximately $8.8 million. Our investment decisions are based on extensive analyses of potential customers’ business operations and asset valuations. We have developed specialized risk management methods, pricing tools, due diligence methodologies and data management processes that are designed to help us assess risk, establish appropriate pricing, and maximize our return on investment.

Our primary business objectives are to increase our earnings and net asset value by investing in debt and equity securities of middle market companies. The majority of our investments are originated directly with our customers, although from time to time we do participate in loan syndications or other deals. Our investment objective is to achieve current income and capital gains. We primarily achieve current income from our investments in debt securities and capital gains through appreciation in the value of our equity investments. Some of our equity investments also provide current dividend income. To meet these investment objectives, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies while managing risk on a customer by customer basis. In addition, we maintain a flexible approach to funding that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting and research services we offer also support our customers’ business strategies.

We have built our portfolio with disciplined asset acquisition through our underwriting and investment approval processes and active portfolio management. We generally make investments of up to $50 million. Our loans typically mature in 2 to 8 years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt securities based upon our credit analysis and risk assessment. Our equity investments are typically made in companies in which we have also made debt investments. We evaluate our overall return from a customer based upon the performance of all the customer’s securities that we own. Our equity investments typically range from nominal amounts to 100% ownership. Our equity investments include preferred stock, common stock, warrants and other claims against enterprise value. In many cases, when we make an equity investment, we obtain the right to board representation.

During 2005, our average investment in a new portfolio company was $13.7 million. As of December 31, 2005, our investment portfolio consisted of $872.5 million of senior and subordinated secured loans, $61.6 million of unsecured subordinated loans, and $163.5 million of equity investments. As of December 31, 2005 and 2004, our average investment balance per customer was $12.1 million and $9.1 million, respectively. Our core competencies include risk assessment and risk management and we have developed expertise which is reflected in our underwriting and compliance processes. As of December 31, 2005, approximately 1.5% of our loans were more than 60 days past due and 1.2% of our loans were on non-accrual status. As of December 31, 2005, our customer base consisted of 91 companies with headquarters in 29 states and Washington, D.C.

Corporate History and Offices

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet various regulatory tests. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company”. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under the Internal Revenue Code. A RIC is required to meet certain requirements in order to continue to qualify as a RIC for federal income tax purposes, including certain minimum distribution requirements. See “Certain U.S. Federal Income Tax Considerations.”

We were formed in 1998 by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. Prior to this purchase, we had conducted our business since 1990 as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997.

MCG was organized as a Delaware corporation on March 18, 1998. On March 18, 1998, we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. We also have an office in Richmond, Virginia. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this Annual Report and you should not consider information contained on our web site to be part of this Annual Report. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission.

Market Opportunity

We believe that the middle market business segment is growing and that it is significant to the U.S. economy. We believe that this business segment has increasing demand for, and less access to, high-quality differentiated corporate financial services. We also believe this trend is likely to continue given the on-going consolidation in the financial services industry. Our focus on selected markets with strong growth prospects, combined with our targeted customers’ growing demand for capital and the corporate finance and advisory services we offer, enhance our market opportunity. We also believe that traditional financial service providers typically lack infrastructure and dedicated expertise to focus on middle market companies, which also enhances our market opportunity. We believe that the middle market has distinct characteristics in terms of capital and servicing requirements. We also believe that the middle market offers attractive rates of return. We also believe that the industries in which we invest have a number of common features, including active private equity investing, projected growth and growing value.

Our business began in 1990 primarily as a lender in the communications, information services, media, technology, software, and business services industries. Over the past several years, we have become a diversified investor in various industries. We currently have approximately 68% of our portfolio invested in the communications, information services, media, technology, software, and business services industries. We expect the percentage of investments in industries other than communications, information services, media and technology to continue to increase gradually over time as we expand our platform and market opportunity.

Strategy

We seek to achieve favorable risk-adjusted rates of return in the form of current yield and capital appreciation, while maintaining credit and investment quality in our asset portfolio. We believe our financial performance is a product of our knowledge and insight, effectiveness in targeting potential customers and serving them, risk-based pricing techniques, and effective risk management. We apply well established credit processes to the assessment of risk, and we structure and price our investments accordingly. We have developed proprietary analytics, data and knowledge to support our business activities.

Our investment process is designed to achieve the following strategic objectives:

•	generate favorable risk-adjusted rates of return by delivering capital and strategic insight to increase our customers’ enterprise value;

•	maintain sound credit and investment discipline and pricing practices, regardless of market conditions, to avoid adverse investment selection;

•	effectively manage risk by utilizing an integrated team approach to customer acquisition, research, underwriting, compliance, portfolio corporate governance and investment servicing activities.

We generally make investments of up to $50 million. We invest in senior debt, secured subordinated debt, unsecured subordinated debt and preferred and common equity securities. Our loans include amortizing term loans, term loans that are payable in full at maturity and revolving credit facilities. Our loans may be structured with a combination of current interest, deferred interest or equity-linked components.

We have the ability to invest throughout the capital structure of a company, which we refer to as our “one-stop” solution. Our “one-stop” solution enables our customers to satisfy multiple financing needs from a single capital provider. In a typical “one-stop” solution, we will acquire multiple debt securities of a company. We also often acquire equity securities in our “one-stop” transactions. These securities typically include senior secured debt, secured or unsecured subordinated debt, and preferred and/or common equity. The overall transaction size and product mix are based upon the needs of the customer and the potential return from the securities that we intend to purchase and hold. In the event that one of our “one-stop” solutions results in a product mix which we do not believe is an efficient use of our capital, we may sell portions of some of the securities in order to achieve a more optimal mix. In most cases, when we sell portions of one of our investments, we continue to service the investment and thus these sales are seamless to our customers.

We will invest in a controlling position of a company on a select basis where we have knowledge, expertise and insight and where we believe an opportunity exists to generate strong returns. As of December 31, 2005, $305.6 million of our investments at fair value, or 28%, were in companies in which we own 25% or more of the company’s equity and $286.9 million of our investments at fair value, or 26%, were in companies in which we own 50% or more of the company’s equity. As of December 31, 2005, we owned 25% or more of the equity of 13 out of 91, or 14%, of our portfolio companies and we owned 50% or more of the equity of 10 out of 91, or 11%, of our portfolio companies.

Expert-Activist Philosophy

Our “expert-activist” philosophy is one of the foundations of our investment process. It enables us to make lending and investment decisions quickly and confidently because we have a firm understanding of the funding needs of our target customers and the operating characteristics of their businesses. We enhance our detailed understanding of the middle market through continuous engagement with existing and prospective customers and insights through our ongoing research. We use this information to enhance the quality of our credit and investment analysis.

We work with our customers and targeted customers to understand the costs and benefits of their corporate development initiatives, business opportunities, competition, and acceptable risks and returns. This understanding, together with our flexible funding approach, enables us to facilitate customers’ corporate development decisions, even in some cases where short-term financial ratios or other metrics may temporarily decline. We believe that this approach differentiates us from most other lenders and investors and helps to create attractive risk-adjusted returns and healthy long-term relationships with our customers. We believe that our approach has enabled us to make investments and achieve returns based on the value we help to create rather than solely on the basis of our cost of capital. Many of our transactions are with existing customers as they execute multi-year growth strategies. Through December 31, 2005, approximately 46% of the companies that have been our customers for one year or more had completed two or more transactions with us and approximately 16% had completed three or more transactions with us.

We offer managerial assistance to our portfolio companies. This assistance typically involves strategic advice, evaluation of business plans and financial modeling assistance and industry research and insights. We believe that providing assistance to our portfolio companies enables us to maximize our value proposition for our customers which, in turn, helps us maximize our investment returns.

Operations

We engage our markets with expertise and superior responsiveness, which enables us to originate and manage a diverse portfolio of investments that produce current income and capital gains in order to create consistent, high quality and sustainable dividends for our stockholders. To achieve our goal of being a leading provider of solutions-focused financial services to middle market companies, we have established a credit and business culture that strives to protect our capital, generate favorable risk-adjusted returns and generate capital gains on our equity investments.

Identifying Prospective Customers

We identify and source new customers by actively engaging our network of private equity investors and owner operators and marketing on a national scale. We also participate in a variety of industry associations and our employees attend and give presentations at numerous forums, conferences and meetings annually. During 2005, approximately 56.4% of our new investments were in private equity-backed deals and 21.3% were direct investments to owner operators, and the remaining investments were in syndicated or other deals. We acquire new customers and contacts by utilizing direct marketing to prospects identified through various data services and customized internet searches, and through relationships with investment bankers, accountants, lawyers and other professionals. Once we identify a prospective customer, we review its financial reports and corporate activities, and review other relevant information which we gather from third-party databases, industry reports, trade and consumer magazines, newspapers and newsletters. We maintain data from these sources in an internal database. We have been an active investor in the middle market since 1990, and our management team has invested over $4.4 billion in over 440 transactions. We believe that our experience in middle market investing is a meaningful competitive advantage.

Research

Our research capabilities create the foundation for our “expert-activist” philosophy of investing and, we believe, give us a competitive advantage. We focus on a company’s fundamental performance against industry conditions and operational benchmarks. Our contacts with operating companies and our active engagement in the middle market help us to continuously refine and validate our investment philosophies. The objective of our research is to provide market validated expert perspectives on operational, strategic and valuation issues and to support the business development and risk management processes through the identification of attractive industry sectors, emerging trends and competitive threats.

We continually update our investment perspectives and develop investment hypotheses for new industries. Our research capabilities are valuable in attracting customers who are able to draw from our industry expertise to refine their strategic plans, identify acquisition opportunities and set appropriate financial and operating goals.

We write and distribute Transactions, a periodic newsletter which focuses on merger and acquisition activity, to portfolio companies, prospective customers, investors, and others to facilitate a dialogue and to provide our perspective on a variety of topics. We believe that our extensive knowledge and research capabilities differentiate us in the marketplace because we are able to demonstrate our expertise and share it with our customers.

Underwriting

Our underwriting philosophy places primary emphasis on credit and risk analysis. We have incorporated the underwriting function directly into the business development process. Our underwriting team consists of investment professionals who perform due diligence and financial analyses, deal teams who are responsible for originating and managing the transaction, a member of our credit committee and a member of our legal team. Our underwriting processes, which have been developed and continuously improved over 15 years, include standard due diligence on financial performance and customized analysis of the operations, systems, accounting policies, human resources and legal and regulatory environment of a prospective customer. The members of the underwriting team work together to conduct due diligence and understand the relationships among the customer’s business plan, operations and financial performance. From time to time, we engage external industry experts to advise and assist in the underwriting process.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the credit committee and, in some instances, the investment committee. The investment memorandum generally consists of:

•	a business description;

•	historical financial analysis, projections and scenario modeling;

•	a risk evaluation specific to the prospect’s business, considering the anticipated use of proceeds of our loan, and industry;

•	a collateral valuation to assess the underlying value of the enterprise, both as an ongoing operation and its value relative to comparable public and private companies; and

•	a description of the capital structure and the investment risk and return characteristics.

Risk Evaluation.    We evaluate the history, organization and product lines of the prospective portfolio company. In addition, we analyze the prospective portfolio company’s industry, competition and market share, obsolescence and substitution risk, markets served, legal and regulatory environment and technology. In particular, we analyze the following risks:

•	Industry Risks. We analyze the specific vulnerability to industry risk, such as maturity, cyclicality, seasonality and competitor concentrations.

•	Competitive Risks. We analyze the strengths and weaknesses of the prospective portfolio company relative to its competitors. The factors we consider include pricing, product quality, customer loyalty, substitution and switching costs, brand positioning and capitalization. We also assess the defensibility of a prospect’s market position and its opportunity for increasing market share.

•	Regulatory Risks. We follow current regulatory developments in the industries in which we invest and assess the risks that are presented by existing and proposed regulations.

•	Customer Concentration and Market Risks. We typically determine the values of prospective portfolio companies based upon the stability of their customer base. We analyze the number and size of customers and their attrition rates, including the potential impact of above average customer attrition, low renewals and the risk of loss of significant customers. A critical factor in this determination is the competitive value of the product that the prospective portfolio company offers to its customers and the defensibility of that competitive value.

•	Technology Risks. We follow technological advancements in the industries in which we invest and analyze the positive or negative impacts these advancements will have on prospective and current portfolio companies.

We also assess other attributes of a potential transaction. We evaluate management’s track record, their business plan, their judgments about their products and other characteristics that may significantly affect the risk of a transaction. Quantitative attributes that we evaluate include industry-specific comparisons such as cash flow margins, product and cash flow diversification, revenue growth rates, cost structure and other operating benchmarks that are derived from historical financial statements. Qualitative attributes we evaluate may include management skill and depth, industry risk, substitution risk, cyclicality, geographic diversification, facilities infrastructure, administration requirements and product quality and ranking.

Collateral Valuation.    To assess the risk of a potential investment and to quantify the underlying value of the enterprise in which we are investing, we employ a series of standard and customized valuation techniques. We primarily derive enterprise valuations through analysis of comparative public and private market transactions using our database of transactions. We also prepare discounted cash flow models based on our projections of the future free cash flows of the business and industry derived capital costs. Finally, we look to comparable public companies to benchmark the value of the enterprise using public market data. We value collateral in light of the underlying fundamental value that considers not only current market conditions but the impact of potential changes to those conditions as well. Using these methods provides us with multiple views of the underlying value of the investment’s collateral, giving us a key risk metric, which is the loan-to-value ratio.

Investment Structure.    We evaluate all aspects of an investment’s structure, including payment priority, collateral or asset value, and financial support from guarantors and other credit enhancements. While we typically make cash flow loans, and not asset backed loans, liquidation value of assets is a factor in our credit decisions. We use investment structure to mitigate risk by requiring appropriate financial and collateral coverage thresholds. In the majority of our loans, we receive a security interest in our customers’ tangible and intangible assets, which entitles us to a preferred position on payments in the event of liquidation, and a pledge of the equity by the equity owners. In addition, we structure loan covenants to assist in the management of risk. Our loan covenants generally include affirmative covenants that require the customer to provide periodic financial information, notification of material events and compliance with laws, as well as restrictive covenants that prevent customers from taking a range of significant actions, such as incurring additional indebtedness or making acquisitions without our consent. We also generally include covenants requiring the customer to maintain or achieve specified financial ratios, such as cash flow leverage, interest charge coverage and total charge coverage, and, in certain cases, operating covenants requiring them to maintain certain operational benchmarks.

Investment Approval Process

Our credit committee approves all of our investments, while the investment committee of our board of directors also must approve certain significant investments as determined, from time to time, by our board of directors and its investment committee. The members of our credit committee are Bryan J. Mitchell, our Chief Executive Officer; Steven F. Tunney, our President and Chief Operating Officer; Robert J. Merrick, our Chief Credit Officer; and B. Hagen Saville, our Executive Vice President of Business Development. The members of our investment committee are Messrs. Mitchell, Tunney, and Merrick and independent directors Kenneth O’Keefe, Kim Kelly, and Edward Civera.

Investment Servicing

After an investment is approved and funded, the deal sponsor and underwriting team, along with the investment administration group and the compliance administration group, monitor covenant compliance and financial performance on an ongoing basis. Our deal teams maintain responsibility for the performance of their investments throughout the life of the investment.

Investment Administration Group.    This group administers the investments on our administration system and is responsible for:

•	funding the investments in accordance with credit committee and, if applicable, investment committee approval;

•	recording the investments into our accounting system;

•	billing and collecting;

•	reporting and collecting on past due accounts; and

•	maintaining the collateral that is in our possession.

Compliance and Valuation Group.    This group monitors investment compliance and ensures that all investments adhere to our internal policies and procedures. This group is responsible for:

•	reviewing the investment agreement to ensure that the final documents reflect the terms approved by the credit committee and, if applicable, the investment committee and advising of any deviations;

•	ensuring that the portfolio company compliance package is prepared in accordance with the loan covenant requirements;

•	inputting the portfolio company’s financial statements into our tracking system and entering the loan covenants into our covenant tracking system;

•	ensuring the mathematical accuracy of applicable covenant requirements;

•	reviewing the portfolio company’s financial statements to ensure that the portfolio company performs in accordance with our expectations and to identify any changes in risk;

•	reporting all covenant violations, loan amendments and covenant waivers to the credit committee;

•	preparing quarterly portfolio valuations for review by the valuation committee of our Board of Directors.

Investment Monitoring and Restructuring Procedures.    We proactively monitor financial performance for each individual customer in order to evaluate overall portfolio quality. We monitor the status and performance of each individual investment on a continuous basis. We closely monitor compliance with all covenants and take appropriate action on all exceptions. Because we are a provider of long-term privately negotiated investment capital to middle market, growth oriented companies and we actively manage our investments through our contract structure, we do not believe that contract exceptions such as breaches of contractual covenants or late delivery of financial statements are necessarily an indication of deterioration in the credit quality or the need to pursue remedies or an active workout of a portfolio investment.

When principal and interest on a loan is not paid within the applicable grace period, our loan administration group will contact the customer for collection. At that time, we will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment. In some cases, we may consider restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may, among other items, involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any increased risk, we receive appropriate compensation from the customer in connection with a restructuring. During the process of monitoring a loan in default, we will generally send a notice of non-compliance outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral. When a restructuring is not the most appropriate course of action, we may decide to pursue remedies available under our loan documents or at law to minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we generally place the loan on non-accrual status and cease recognizing interest income until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

Portfolio Overview

We generally make investments in senior secured commercial loans, secured subordinated loans, unsecured subordinated loans, and equity-based instruments. As of December 31, 2005, our investment portfolio consisted of approximately 85.1% of debt investments and 14.9% of equity investments. Approximately 93.4% of our debt investments as of that date have security interests.

At December 31, 2005, our ten largest customers represented approximately 40.3% of the total fair value of our investments. These ten customers accounted for approximately 35.1% of our operating income during 2005. At December 31, 2005, approximately 25.7% of our portfolio at fair value was invested in companies in the communications industry. The communications industry is a regulated industry. Of our investments in the communications industry, 75.6% were to competitive local exchange carriers, or CLECs, at December 31, 2005, which included our two largest customers, Broadview Networks Holdings, Inc. and Cleartel Communications, Inc. Our remaining investments in the communications industry include telecommunications tower companies, rural local exchange carriers, Internet service providers, wireless companies and security alarm companies.

Our largest customer and one of our control investments, Broadview Networks Holdings, Inc., or Broadview, represented approximately 8.7% of the fair value of our investments at December 31, 2005 and approximately 14.6% of our operating income during 2005. We acquired control of Broadview when Bridgecom Holdings, Inc., one of our majority-owned control portfolio companies, merged with Broadview during the first quarter of 2005. This merger is part of a strategy to consolidate a number of unbundled network element platform competitive local exchange carriers, or UNE-P CLECs, into several larger facilities based CLECs. The combined enterprise provides communications services, cable and wiring services, Web services, Internet access services and phone systems sales and support primarily to business customers located in seven northeastern states.

At December 31, 2005, our second largest customer and one of our control investments, Cleartel Communications, Inc., or Cleartel, represented approximately 7.2% of the fair value of our investments and approximately 3.1% of our operating income during 2005. Cleartel is a Florida-based CLEC that delivers integrated voice and data services to business and residential customers nationwide. In 2005, in accordance with its strategy to consolidate UNE-P CLECs, Cleartel acquired two of our former portfolio companies, IDS Telcom, LLC and nii communications, inc.

Our debt instruments generally provide for a contractual variable interest rate between approximately 6% and 20%, a portion of which may be deferred. In addition, approximately 38.7% of our debt investment portfolio, based on amounts outstanding at fair value as of December 31, 2005, has floors of between 1.25% and 3% on the LIBOR base index. Approximately 70.8% of the debt investments in our portfolio, based on amounts outstanding at fair value as of December 31, 2005, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 29.2% were at fixed rates.

The following table shows our portfolio of investments by asset class, at fair value, as of December 31, 2005, and 2004 (excluding unearned income):

	December 31, 2005		December 31, 2004
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Secured Senior Debt	$543.0	49.5%	$619.8	70.4%
Subordinated Debt
Secured	329.5	30.0	140.5	16.0
Unsecured	61.6	5.6	0.2	—
Investments in equity securities	163.5	14.9	119.9	13.6

Total	$1,097.6	100.0%	$880.4	100.0%

Our loans generally have stated maturities at origination that range from 2 to 8 years. The weighted average maturity of our loan portfolio at December 31, 2005 was approximately 4.5 years. Our customers typically pay us an origination fee based on a percentage of the commitment amount. They also generally pay us a fee based on any undrawn commitments. In some cases, we receive detachable warrants or options to purchase warrants, stock appreciation rights or other equity interests or other provisions designed to provide us with an enhanced internal rate of return. We hold these equity and equity-like instruments for potential investment appreciation and capital gains. Some of these instruments also produce a current return in the form of accumulating dividends. The warrants and options to purchase warrants typically are exercisable immediately and typically remain exercisable for 10 years. The exercise prices on the warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. The equity interests and warrants and options to purchase warrants often include registration rights and put rights, which allow us to register the securities after a public offering or force redemption. We intend to continue to obtain equity and equity-like instruments with similar features from our customers.

In most cases, the warrants and options to purchase warrants have a put right that requires the customer to repurchase our equity position after a specified period of time at its market value or at a formula price generally designed to approximate its market value. The warrants and options to purchase warrants also typically contain customary anti-dilution protection and preemptive rights. Many of the warrants also give us the right to obtain a seat on the customer’s board of directors if and when we exercise the warrants. The warrants and options to purchase warrants are generally freely transferable in accordance with applicable law, although some of the warrants and options to purchase warrants contain rights of first refusal and restrictions on transfers to competitors. We expect that we will generally have similar rights with respect to equity and equity-like investments that we make in the future.

Investment Rating System

In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

We monitor and, when appropriate, recommend changes to investment ratings. The valuation committee of our board of directors reviews management’s recommendations and affirms or changes the investment ratings quarterly.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2005 and 2004:

(dollars in millions)	December 31, 2005			December 31, 2004
Investment Rating	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio
1	$459.0	(a)	41.8%	$301.5	(a)	34.2%
2	429.9		39.2	375.8		42.7
3	128.0		11.7	142.3		16.2
4	77.4		7.0	59.4		6.7
5	3.3		0.3	1.4		0.2

	$1,097.6		100.0%	$880.4		100.0%

(a)	Of this amount, $16.7 million at December 31, 2005 and $15.7 million at December 31, 2004 relates to debt instruments in companies for which we have already realized a gain through the sale of equity instruments. While these debt instruments are still outstanding, all of the related equity instruments have already been sold at a gain and, therefore, we do not expect any further realized gain.

At December 31, 2005, of the investments with a 5 rating, $1.1 million were loans, all of which were on non-accrual status. Of the investments with a 4 rating, $32.5 million were loans, of which $10.7 million were on non-accrual status. At December 31, 2004, of the investments with a 5 rating, $0.7 million were loans, all of which were on non-accrual status. Of the investments with a 4 rating, $54.6 million were loans, of which $13.9 million were on non-accrual status.

The following table shows our portfolio of investments by industry at fair value, as of December 31, 2005 and 2004:

	December 31, 2005		December 31, 2004
(dollars in millions)	Investments at Fair Value	Percentage of Fair Value	Investments at Fair Value	Percentage of Fair Value
Communications	$282.2	25.7%	$191.4	21.7%
Newspaper	112.8	10.3	169.9	19.3
Technology	82.0	7.5	63.5	7.2
Information Services	75.4	6.9	96.0	10.9
Healthcare	75.2	6.9	21.9	2.5
Publishing	72.3	6.6	84.1	9.6
Broadcasting	65.2	5.9	84.4	9.6
Laboratory Equipment/Instruments	52.1	4.7	—	—
Electronics	34.1	3.1	—	—
Other Media	33.9	3.1	31.8	3.6
Drugs	28.7	2.6	5.8	0.7
Business Services	22.2	2.1	1.4	0.2
Specialty Retail	20.5	1.9	23.0	2.6
Education	19.5	1.8	—	—
Auto Parts	17.0	1.5	—	—
Car Rental	13.5	1.2	5.8	0.7
Leisure Activities	13.4	1.2	5.4	0.6
Cosmetics	11.3	1.0	2.0	0.2
Home Furnishings	10.3	0.9	10.7	1.2
Commercial Services	—	—	10.0	1.1
Containers & Glass	—	—	9.9	1.1
Other(a)	56.0	5.1	63.4	7.2

	$1,097.6	100.0%	$880.4	100.0%

(a)	No individual industry within this category exceeds 1% of the total portfolio.

Investment Funding

We fund our investments with funds that we receive in exchange for a combination of debt and equity instruments that we issue from time to time. Our debt obligations include both secured and unsecured obligations. Our equity is publicly traded on the NASDAQ National Market under the symbol “MCGC”.

Competition

In general, we compete for investments with a large number of financial services companies, including specialty and commercial finance companies, commercial banks, private mezzanine and equity funds, commercial banks, investment banks and other investment funds such as hedge funds. These include banks, commercial finance companies, lending subsidiaries of investment banks, other business development companies, and finance subsidiaries of large industrial corporations. Some of the companies we have competed with in the past include community banks that are located in our customers’ and targeted prospects’ home markets. These community banks typically do not focus on our target markets. We also compete against regional and national financial institutions.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We believe we compete based on:

•	our insight and knowledge of our customers’ business needs that we derive from information, analytics and interaction between our customers and our professionals; and

•	our offering of capital coupled with an expanded range of corporate finance services and information products designed to enhance our customers’ business prospects.

Our Subsidiaries

We conduct some of our activities through wholly owned financing subsidiaries. These subsidiaries are bankruptcy remote, special purpose entities to which we transfer certain loans. Each financing subsidiary in turn transfers the loans to a Delaware statutory trust. As of December 31, 2005, we had established MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, MCG Finance IV, LLC, MCG Finance V, LLC, MCG Finance VI, LLC and, MCG Finance VII, LLC as financing subsidiaries. The transfer of the loans to the Delaware statutory trusts are structured as on-balance sheet securitizations for accounting purposes.

On December 13, 2004, we formed a subsidiary, Solutions Capital I, LP, which has applied for a license from the Small Business Administration (“SBA”) to operate as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958, as amended. At the same time we organized another wholly owned subsidiary, Solutions Capital GP, LLC, as a Delaware limited liability company. Solutions Capital GP, LLC will act as the general partner of Solutions Capital I, LP, while we will be the sole limited partner. There can be no assurance when or if the SBA will grant a license to operate a SBIC.

We also use wholly owned subsidiaries, all of which are structured as Delaware corporations, to hold the assets of one or more of our portfolio companies. As of December 31, 2005, we had established Crystal Media Network, Inc., IH ETC, Inc., IH Sunshine, Inc., and MCG IH Holdings, Inc. to hold assets of certain of our portfolio companies. Some of these subsidiaries have wholly owned subsidiaries, all of which are Delaware corporations, that hold the assets of certain of our portfolio companies.

Investment Policies

Our investment policies provide that we will not:

•	act as an underwriter of securities of other issuers, except to the extent that we may be deemed an “underwriter” of securities (i) purchased by us that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, or (ii) in connection with offerings of securities by our portfolio companies;

•	purchase or sell real estate or interests in real estate or real estate investment trusts, except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of or pursuit of remedies with respect to investments and we may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate or we may own real estate for our own uses;

•	sell securities short in an uncovered position;

•	write or buy uncovered put or call options, except to the extent of options, warrants or conversion privileges in connection with our loans or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances;

•	engage in the purchase or sale of commodities or commodity contracts, including futures contracts, except for purposes of hedging in the ordinary course of business or where necessary in working out distressed loan or investment situations; or

•	acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company, except if we acquire them as part of a merger, consolidation or acquisition of assets or if they result from a sale of a portfolio company, or otherwise as permitted under the 1940 Act.

All of the above policies and the investment and lending guidelines set by our board of directors or any committees, including our investment objective to achieve current income and capital gains, are not “fundamental” as defined under the 1940 Act. Therefore, our board may change them without notice to or approval by our stockholders, but any change may require the consent of our lenders.

Other than the restrictions pertaining to the issuance of senior securities under the Investment Company Act of 1940, the percentage restrictions on investments generally apply at the time a transaction is effected. A subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets, other than non-investment assets necessary and appropriate to our operations as a business development company, if after giving effect to such acquisition the value of our “qualifying assets” is less than 70% of the value of our total assets.

Employees

As of December 31, 2005, we employed 128 employees, including investment and portfolio management professionals, underwriting, compliance, accounting, finance and human resources professionals, in-house legal counsel, and administrative staff. We believe that our relations with our employees are good. As of December 31, 2005, we had 128 employees, of which 77 work in or support our investment business and 51 were employed by our consolidated subsidiary Kagan Research, LLC., which, effective January 1, 2006, is one of our portfolio companies and is no longer our consolidated subsidiary. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Development.”

Investment Adviser

We have no investment adviser and are internally managed by our executive officers under the supervision of the board of directors. Our investment decisions are made by our officers, directors and senior investment professionals who serve on our credit and investment committees, as discussed under “—Operations—Investment Approval Process” above. None of our executive officers or other employees have the authority to individually approve any investment.

Brokerage Allocation and Other Practices

Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for MCG Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2005, 2004, and 2003, we paid brokerage commissions totaling approximately $7,000, $0, and $33,000, respectively.

Properties

Neither we nor any of our subsidiaries own any real estate or other physical properties materially important to our operation or any of our subsidiaries. Currently, we lease approximately 30,008 square feet of office space in Arlington, Virginia for our corporate headquarters. We also lease office space in Richmond, Virginia.

Legal Proceedings

From time to time, we are a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2005, regarding each portfolio company in which we had a debt or equity investment. We make available significant managerial assistance to our portfolio companies. The general terms of our loans and other investments are described in “Business—Operations—Underwriting”, and “Business—Operations—Portfolio Overview”. Other than these investments, our only relationships with our portfolio companies are:

•	the consulting services we provide separately to the portfolio companies indicated by footnote 17 in the table below, which services are typically ancillary to our investments; and

•	the service by our professionals on the board of directors of the portfolio companies indicated by footnote 18 in the table below.

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
Portfolio Company				Cost	Fair Value
Non-affiliate investments (less than 5% owned):
Allen’s TV Cable Services, Inc. 800 Victor II Blvd. PO Box 2643 Morgan City, LA 70380	Cable	Senior Debt Subordinated Debt Warrants to purchase common stock	10%	$7,130 2,007 —	$7,130 2,007 —
Amerifit Nutrition, Inc.(2) 166 Highland Park Drive Bloomfield, CT 06002	Drugs	Senior Debt		6,623	6,623
Archway Broadcasting Group, LLC 1513 East Cleveland Ave., Bldg. 100B, Ste. 250 East Point, GA 30344	Broadcasting	Senior Debt		4,900	4,900
Auto Europe, LLC 39 Commercial Street Portland, MN 04112	Equipment Leasing	Subordinated Debt		13,500	13,500
B&H Education, Inc.(2) 501 South Beverly Drive, Suite 240 Beverly Hills, CA 90212	Education	Senior Debt Preferred Stock	4.1%	4,000 1,060	4,000 1,078
Badoud Enterprises, Inc.(2) 11260 Longwater Chase Court Fort Myers, FL 33908	Newspaper	Senior Debt		5,449	5,449
BLI Holdings, Inc.(2) 1441 West Smith Road Ferndale, WA 98248	Drugs	Subordinated Debt		10,000	10,000
Builders FirstSource, Inc. 2001 Bryan Street, Suite 1600 Dallas, Texas 75201	Building & Development	Senior Debt		889	894
Cambridge Information Group, Inc.(2) 7200 Wisconsin Avenue Bethesda, MD 20814	Information Services	Senior Debt		26,825	26,825

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
Portfolio Company				Cost	Fair Value
CEI Holdings, Inc. 2182 State Route 35 Holmdel, NJ 07733	Cosmetics	Subordinated Debt		$2,377	$2,270
Communications & Power Industries, Inc. 811 Hansen Way P.O. Box 51110 Palo Alto, CA 94303	Aerospace & Defense	Senior Debt		1,778	1,797
Community Media Group, Inc.(2) 805 South Logan West Frankfort, IL 62896	Newspaper	Senior Debt		22,365	22,365
Cornerstone Healthcare Group Holding, Inc. 7600 Chevy Chase Drive Building 2, Suite 500 Austin, TX 78752	Healthcare	Subordinated Debt		7,060	7,060
Country Road Communications LLC(2) 1500 Mount Kemble Avenue, Suite 203 Morristown, NJ 07960	Telecommunications	Subordinated Debt		13,000	13,000
Creative Loafing, Inc.(2) 750 Willoughby Way Atlanta, GA 30312	Newspaper	Senior Debt		19,400	19,400
Crescent Publishing Company LLC(2) Overlook Executive Park, Suite 1-C 109 Laurens Road Greenville, SC 29607	Newspaper	Senior Debt		8,942	8,942
Cruz Bay Publishing, Inc.(2) 300 N. Continental Blvd. Suite 650 El Segundo, CA 90245	Publishing	Senior Debt Subordinated Debt		6,172 11,417	6,172 11,417

Dayton Parts Holdings, LLC(2) 3500 Industrial Road Harrisburg, PA 17110	Vehicle Parts & Supplies	Subordinated Debt Preferred LLC	2.7%	16,000 602	16,000 602
		Interest
		Class A LLC Interest	4.4%	401	401
D&B Towers, LLC 900 North Michigan Avenue, Suite 1880 Chicago, IL 60611	Telecommunications	Senior Debt		5,022	5,022

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
Portfolio Company				Cost	Fair Value
dick clark productions, inc.(18) 3003 West Olive Avenue Burbank, CA 91505	Broadcasting	Common Stock	0.5%	$210	$111
		Warrants to purchase Common Stock	5.3%	858	1,085
The e-Media Club, LLC(6) 402 Maple Avenue Vienna, VA 22180	Investment Fund	LLC Interest	0.8%	89	37
EAS Group, Inc. 75 Perseverance Way Hyannis, MA 02601	Communications Equipment	Subordinated Debt		10,227	10,227
Empower IT Holdings, Inc.(2) 4800 Montgomery Lane, Suite 700 Bethesda, MD 20814	Information Services	Senior Debt Subordinated Debt		10,000 5,067	10,000 5,067
Equibrand Holding Corporation(2) P.O. Box 2098-1301 Weatherford HWY Granbury, TX 76048	Leisure Activities	Senior Debt Subordinated Debt		4,640 8,763	4,640 8,763
Flexsol Packaging Corp. 1531 N.W. 12th Avenue Pompano Beach, FL 33069	Chemicals/Plastics	Subordinated Debt		5,000	5,000
Golden Source Holdings, Inc.(2)(11) 22 Cortlandt Street New York, NY 10007	Technology	Senior Debt Warrants to purchase Common Stock	4.2%	17,000 —	17,000 —
The Hillman Group, Inc. 10590 Hamilton Avenue Cincinnati, OH 45231	Home Furnishings	Senior Debt		5,910	6,010
Home Interiors & Gifts, Inc. 1649 Frankford Road West Carrollton, TX 75007	Home Furnishings	Senior Debt		4,668	4,290
I-55 Internet Services, Inc.(6) 211 E. Thomas Street Hammond, LA 70401	Telecommunications	Senior Debt		1,778	1,539
		Warrants to purchase Common Stock	20.0%	366	—
Images.com, Inc. 16 West 19th Street New York, NY 10011	Information Services	Senior Debt		2,664	2,664
Information Today, Inc.(2) 143 Old Mariton Pike Medford, NJ 08055	Information Services	Senior Debt		6,915	6,915
Instant Web, Inc. 7951 Powers Boulevard Chanhassen, MN 55317	Direct Mail Advertiser	Senior Debt		4,962	5,037

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
Portfolio Company				Cost	Fair Value
Jenzabar, Inc.(2) 5 Cambridge Center Cambridge, MA 02142	Technology	Senior Debt		$12,000	$12,000
		Subordinated Debt		7,467	7,467
		Senior Preferred Stock	100.0%	5,831	5,831
		Subordinated Preferred Stock	100.0%	1,098	1,098
		Warrants to Purchase Common Stock	19.5%	422	7,630
The Joseph F. Biddle Publishing Company(2) 325 Penn Street Huntington, PA 16652	Newspaper	Senior Debt		7,225	7,225
Jupitermedia Corporation(10) 23 Old Kings Highway South Darien, CT 06820	Information Services	Common Stock	0.4%	2,115	2,084
Managed Health Care Associates Inc. 25-A Vreeland Road Suite 203 P.O. Box 789 Florham Park, NJ 07932	Drugs	Senior Debt		4,380	4,380
MD Beauty, Inc. 425 Bush Street San Francisco, CA 94108	Cosmetics	Subordinated Debt		9,000	9,079
MCI Holdings, LLC(2) 3303 S Meridian Avenue Oklahoma City, OK 73119	Management Consulting Service	Subordinated Debt Class A LLC Interest	5.2%	17,102 3,000	17,102 3,000

Metropolitan Telecommunications Holding Company(2)(16) 44 Wall Street, 14th Floor New York, NY 10005	Telecommunications	Senior Debt Subordinated Debt		22,000 10,929	22,000 10,929
		Warrants to purchase Common Stock	20.4%	1,843	3,897
Michael May 603 Cross Street Boylston, MA 01505	Security Alarm	Senior Debt		450	450
MicroCal Holdings, LLC(2) 22 Industrial Drive East Northampton, MA 01060	Laboratory Equipment/ Instruments	Senior Debt Subordinated Debt		13,900 9,115	13,900 9,115
MicroDental Laboratories(2) 5601 Arnold Road Dublin, California 94568	Healthcare	Senior Debt Subordinated Debt		11,767 6,113	11,767 6,113
Miles Media Holding, Inc.(2) 3675 Clarke Road Sarasota, FL 34233-2358	Publishing	Senior Debt		8,287	8,287
		Subordinated Debt Warrants to purchase Common Stock	19.5%	4,000 439	4,000 837

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
Portfolio Company				Cost	Fair Value
Monotype Imaging Holdings Corp.(2) 200 Ballardvale Street Wilmington, MA 01887	Technology	Senior Debt		$4,850	$4,850
MultiPlan, Inc. 115 Fifth Avenue New York, NY 10003	Insurance	Senior Debt		3,194	3,234
Nalco Company 1601 West Diehl Road Naperville, IL 60563	Ecological Services	Senior Debt		4,162	4,217
National Display Holdings, LLC(2) 16245 Vineyard Boulevard Morgan Hill, CA 95037	Electronics	Senior Debt Subordinated Debt Class A LLC Interest	3.7%	20,087 13,000 1,000	20,087 13,000 1,000
National Product Services, Inc. 2201 Royal Lane, Suite 230 Irving, TX 75063	Business Services	Subordinated Debt		10,225	10,225
New Century Companies, Inc.(6) 2329 S. Purdue Avenue Los Angeles, CA 90064	Industrial Equipment	Warrants to purchase Common Stock	0.4%	—	—
OMP, Inc. 310 Golden Share Long Beach, CA 90802	Drugs	Senior Debt		7,714	7,714
PartMiner, Inc.(2) 80 Ruland Road Melville, NY 11747	Information Services	Senior Debt		5,240	5,240
Powercom Corporation(2) 1807 N. Center Street PO Box 638 Beaver Dam, WI 53916-0638 Powercom Corporation(2)	Telecommunications	Senior Debt Warrants to purchase Class A Common Stock	30.7%	1,861 286	1,861 341

Quantum Medical Holdings, LLC(2) 2002 Orville Drive North Ronkonkoma, NY 11779	Laboratory Equipment/ Instruments	Senior Debt Subordinated Debt Preferred LLC Interest	3.3%	17,535 10,502 1,001	17,535 10,502 1,001
R.R. Bowker LLC(2) 121 Chanion Road New Providence, NJ 07974	Information Services	Senior Debt		16,650	16,650
Republic National Cabinet Corporation 1400 Warren Drive Marshall, TX 75672	Cabinet Maker	Senior Debt Subordinated Debt		3,578 5,000	3,578 5,000
Sagamore Hill Broadcasting, LLC(2) 3825 Inverness Way Augusta, GA 30907	Broadcasting	Senior Debt		12,400	12,400

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		December 31, 2005
Portfolio Company					Cost	Fair Value
SCI Holdings, Inc. 4393 South Riverboat Road Salt Lake City, UT 84123	Communication Services	Subordinated Debt			$7,500	$7,500
Sheridan Healthcare, Inc. 1613 N. Harrison Parkway Suite 200 Sunrise, FL 33323	Healthcare	Senior Debt			2,850	2,895
Sterigenics International, Inc. 2015 Spring Road Suite 650 Oak Brook, IL 60631	Healthcare	Senior Debt			4,925	4,993
Stratford School Holdings, Inc.(2) 1196 Lime Drive Sunnyvale, CA 94087	Education	Senior Debt Subordinated Debt Preferred Stock Warrants to purchase Common Stock	13.3 100.0	% %	6,500 6,651 1,059 67	6,500 6,651 1,059 192
Survey Sampling International, LLC One Post Road Fairfield, CT 06824	Research	Senior Debt			3,911	3,943
Switch & Data Holdings, Inc. 1715 North Westshore Blvd., Suite 650 Tampa, FL 33607	Business Services	Subordinated Debt			12,000	12,000
SXC Health Solutions, Inc.(2) 2505 South Finley Road Suite 110 Lombard, IL 60148	Technology	Senior Debt Common Stock	1.9%		13,260 1,235	13,260 2,630
Talk America Holdings, Inc.(6) 12020 Sunrise Valley Drive, Suite 250 Reston, VA 20191	Telecommunications	Warrants to purchase Common Stock	0.7%		25	330
Team Express, Inc. P.O. Box 792310 San Antonio, TX 78279-2310	Specialty Retail	Senior Debt Subordinated Debt			13,364 7,108	13,364 7,108
Teleguam Holdings, LLC 624 North Marine Corps Drive Tamuning, Guam 96931	Telecommunications	Subordinated Debt			20,000	20,000
Tippmann Sports, LLC 2955 Adams Center Road Fort Wayne, IN 46803	Leisure Goods	Senior Debt			6,550	6,550
Total Sleep Holdings, Inc.(2) 4 St. Ann Drive, Suite B Mandeville, LA 70471	Healthcare	Subordinated Debt			22,220	22,220

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		December 31, 2005
Portfolio Company					Cost	Fair Value
U.S.I. Holdings Corporation 555 Pleasantville Road Suite 160 South Briarcliff Manor, NY 10510	Insurance	Senior Debt			$2,970	$2,982
VS&A-PBI Holding LLC(6) 350 Park Avenue New York, NY 10022	Publishing	LLC Interest	0.8%		500	—
VOX Communications Group Holdings, LLC(2) 70 Walnut Street, Suite 411 Wellesley, MA 02481	Broadcasting	Senior Debt Convertible Preferred Subordinated Notes	16.5%		10,350 1,062	10,350 1,062
Wicks Business Information, LLC 363 Reef Road Fairfield, CT 06430	Publishing	Unsecured Notes			215	215
Wiesner Publishing Company, LLC(2) 7009 S. Potomac Street, Suite 200 Englewood, CO 80112	Publishing	Warrants to purchase membership interest in LLC	15.0%		406	1,723
Wire Rope Corporation of America, Inc. 609 N. 2nd Street St. Joseph, MO 64502	Industrial Equipment	Senior Debt			6,000	6,180
WirelessLines II, Inc. 1653 S. La Cienega Blvd. Los Angeles, CA 90035	Telecommunications	Senior Debt			185	185
Total Non-affiliate investments					733,717	745,757
Affiliate investments(3):
iVerify. US Inc.(13) 7098 Milford Industrial Road Baltimore, MD 21208	Security Alarm	Senior Debt Common Stock	12.0%		75 550	75 —
On Target Media, LLC 5901 E Galbraith Road Cincinnati, OH 45236	Publishing	Senior Debt			20,000	20,000
		Subordinated Debt Class A LLC Interest Class B LLC Interest	6.8 16.9	% %	11,266 1,508 —	11,266 2,610 —
Sunshine Media Delaware, LLC(2) 1540 E. Maryland Avenue, Suite 200 Phoenix, AZ 85014	Publishing	Senior Debt			12,205	12,205
		Class A LLC Interest Warrants to purchase Class B LLC interest	12.8 100.0	% %	564 —	— —
Total Affiliate investments					46,168	46,156

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		December 31, 2005
Portfolio Company					Cost	Fair Value
Control investments: Non-majority-owned(4):
ETC Group, LLC(6)(18) 17501 E. 17th Street, Suite 230 Tustin, CA 92780	Publishing	Series A LLC Interest Series C LLC Interest	100.0 100.0	% %	$270 100	$123 —
Fawcette Technical Publications Holding(2)(18) 209 Hamilton Avenue Palo Alto, CA 94301	Publishing	Senior Debt			12,545	12,545
		Subordinated Debt Series A Preferred Stock Common Stock	84.7 36.0	% %	4,691 2,569 —	1,137 — —
Platinum Wireless, Inc. 10435 Santa Monica Blvd. Los Angeles, CA 90024	Telecommunications	Senior Debt			389	389
		Common Stock Options to purchase Common Stock	37.0 1.5	% %	4,640 272	4,505 98
Total Control investments: Non-majority-owned					25,476	18,797
Control investments: Majority-owned(5):
Broadview Networks Holdings, Inc.(2)(9)(18) 59 Maiden Lane New York, NY 10038	Telecommunications	Subordinated Debt Series A Preferred Stock Common Stock	49.1 33.8	% %	42,993 52,137 —	42,993 52,137 —
Cleartel Communications, Inc.(2)(12)(14) 1720 Route 34 PO Box 1347 Wall, NJ 07719	Telecommunications	Senior Debt Subordinated Debt			28,850 9,356	28,850 9,356
		Preferred Stock Common Stock Guaranty ($8,092)	99.1 .005	% %	50,613 540	40,684 —
Copperstate Technologies, Inc.(18) 7310 N. 108th Avenue Glendale, AZ 85307	Security Alarm	Senior Debt			1,272	1,272
		Class A Common Stock Class B Common Stock Warrants to purchase Class B Common Stock Standby Letter of Credit ($1,000)	93.0 0.05 93.7	% % %	2,000 — —	946 — —
Crystal Media Network, LLC(6)(7)(17)(18) 1100 Wilson Boulevard, Suite 3000 Arlington, VA 22209	Broadcasting	Senior Debt LLC Interest	100.0%		947 6,132	947 1,097
Helicon Cable Holdings, LLC(2) 1 Autumn Way Chappaqua, NY 10514	Cable	Senior Debt Subordinated Debt Preferred LLC Interest Standby Letter of Credit ($300)	57.9%		10,072 5,750 8,316	10,072 5,750 8,316

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		December 31, 2005
Portfolio Company					Cost	Fair Value
Midwest Tower Partners, LLC(2)(18) 11950 West Lake Park Drive, Suite 200 Milwaukee, WI 53224	Telecommunications	Subordinated Debt			16,813	16,813
		Preferred LLC Interest	91.0%		2,121	2,121
		Common LLC Interest	79.2%		201	1,332
Superior Publishing Corporation(2)(17)(18) 1105 Tower Avenue Superior, WI 54880	Newspaper	Senior Debt Subordinated Debt			$20,759 20,141	$20,759 20,141
		Preferred Stock Common Stock	100.0 100.0	% %	7,999 365	8,545 —
Telecomm South, LLC(6)(18) 6237 Vance Road, Suite No. 1 Chattanooga, TN 37421	Telecommunications	Senior Debt LLC Interest	100.0%		2,582 10	1,100 —

West Coast WirelessLines LLC(15) 243 N. Union Street, Suite 202 Lambertville, NJ 08530	Conferences	LLC Interest	100.0%		851	851
Working Mother Media, Inc.(6)(18) 135 West 50th St. New York, NY 10020	Publishing	Senior Debt			8,576	8,576
		Class A Preferred Stock Class B Preferred Stock Class C Preferred Stock Common Stock Guaranty ($834)	99.2 100.0 100.0 51.0	% % % %	12,497 1 1 1	4,192 — — —
Total Control investments: Majority-owned					$311,896	$286,850
Total Investments					1,117,257	1,097,560
Unearned income					(9,062)	(9,062)
Total Investments net of unearned income					$1,108,195	$1,088,498

(1)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (1) in the case of private companies, provided by that company, and (2) in the case of public companies, provided by that company’s most recent public filings with the SEC.
(2)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(3)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(4)	Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(5)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(6)	Non-income producing at the relevant period end.
(7)	In June 2004, National Systems Integration, Inc. (“NSI”) ceased operations and filed for protection under Chapter 7 of the United States Bankruptcy Code. During the third quarter of 2005, MCG wrote off its investment in NSI.

(8)	In December 2003, Telecomm North Corp., a wholly owned portfolio company, entered into an agreement to merge with another of the Company’s portfolio companies, Bridgecom Holdings, Inc. The merger was completed in March 2004 with Bridgecom Holdings, Inc. as the surviving corporation.
(9)	In January 2005, MCG IH II, Inc., the sole owner of one of the Company’s majority-owned controlled portfolio companies, Bridgecom Holdings, Inc. completed a merger with and into BV-BC Acquisition Corporation, a wholly-owned subsidiary of Broadview Networks, Inc. The Company’s economic ownership in the new merged entity dropped below 50 percent; however, the Company retained greater than 50% of the voting control of the merged entity. Accordingly, our investment will continue to be reflected as a majority-owned control portfolio company.
(10)	In March 2005, one of the Company’s non majority-owned controlled portfolio companies, Creatas, L.L.C., was acquired by a subsidiary of Jupitermedia Corporation, a publicly held corporation. The consideration paid by such subsidiary was a combination of cash and Jupitermedia Corporation common stock.
(11)	In February 2005, FTI Technologies Holdings, Inc. changed its name to GoldenSource Holdings, Inc.
(12)	In April 2005, one of the Company’s majority owned controlled companies, Cleartel Communications, Inc. completed a merger with one of the Company’s non-affiliate portfolio companies IDS Telcom LLC.
(13)	In June 2005, Interactive Business Solutions, Inc. changed its name to iVerify US Inc.
(14)	In September 2005, one of the Company’s majority-owned controlled portfolio companies, Cleartel Communications, Inc. completed a merger with one of the Company’s non-affiliate portfolio companies, nii communications, inc.
(15)	In October 2005, we acquired certain assets of Witter Publishing Co., Inc. in satisfaction of debt and transferred those assets to a wholly owned portfolio company, West Coast WirelessLines LLC.
(16)	In June 2005, MCG granted Metropolitan Telecommunication Holding Company an option to repurchase all of the warrants to purchase their common stock currently held by MCG at a specified price. This option expires on March 31, 2006.
(17)	We provide consulting services to this portfolio company.
(18)	We hold board position(s) in this portfolio company.

DETERMINATION OF NET ASSET VALUE

Quarterly Determination of Net Asset Value

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily ascertainable market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At December 31, 2005, approximately 88% of our total assets represented investments of which 94% are valued at fair value and approximately 6% are valued at market value based on readily ascertainable public market quotes at December 31, 2005. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. See further discussion in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies.”

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis and record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, where appropriate, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In many cases, our loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

Each private debt and equity investment is valued using industry valuation benchmarks, and, where appropriate, equity values are assigned a discount reflecting the illiquid nature of the investment, and our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Determinations of Net Asset Value in Connection with Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common stock to the period ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it involves the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in our registration statements) to suspend the offering of shares of our common stock if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

MANAGEMENT

Our board of directors is responsible for overseeing our business and affairs and supervises the management of our company. The responsibilities of each director include, among other things, the oversight of the loan and investment approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors maintains an audit committee, a compensation committee, an investment committee, a nominating and corporate governance committee and a valuation committee.

The day-to-day management of our investment portfolio is the responsibility of our credit committee. As a result, our credit committee approves all of our investments. The four members of our credit committee are Bryan J. Mitchell, our chief executive officer, Steven F. Tunney, our president, Robert J. Merrick, our chief credit officer, and B. Hagen Saville, our executive vice president of business development. Credit committee approval for new investments requires the approval of Mr. Merrick and two of the three other members of the credit committee. See “—Biographical Information” and “—Employment Agreements” for further information about the business experience as well as the structure and method used to determine the compensation paid to each executive officer on our credit committee. Each of the members of the credit committee beneficially owns shares of our common stock with a value of more than $1,000,000, based on the closing price of $14.07 on April 24, 2006 on the Nasdaq Global Market. Because each of the executive officers on our credit committee provides portfolio management services only to us, there are no conflicts of interest with respect to their management of other accounts or investment vehicles.

In addition, the investment committee of our board of directors must approve certain significant investments as determined from time to time by our board of directors and its investment committee.

Our officers and senior investment professionals have extensive experience in managing investments in private, middle market, growth oriented businesses, and are knowledgeable about our approach to lending and investing. No one person is primarily responsible for making recommendations to a committee and no one person has the authority to approve any investment. Because we are internally managed, we have not entered into any advisory agreement and pay no investment advisory fees to any outside investment adviser, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

Our restated certificate of incorporation provides that our board of directors will be no less than five directors and no greater than eleven directors. Our bylaws permit the board of directors to fix the number of directors within this range. Our restated certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director. Our board of directors is classified into three approximately equal classes with three-year terms, with the term of one of the classes expiring each year. At each annual meeting of stockholders, the successors of directors whose terms will then expire will be elected to serve from the time of their election and qualification until the third annual meeting following their election. This classification of the board of directors may have the effect of delaying or preventing a change of control or of management of our company. There are no family relationships between any of our directors or officers.

Certain of our directors who are also officers may serve as directors of, or on the boards of managers of, certain of our portfolio companies. The business address of each director listed below is 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209.

Directors

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the Investment Company Act of 1940. Information regarding our board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Jeffrey M. Bucher	73	Director	2001	2006
Edward S. Civera	55	Director	2005	2007
Kim D. Kelly	49	Director	2004	2007
Wallace B. Millner, III	66	Director	1998	2008
Kenneth J. O’Keefe	51	Chairman of the Board	2001	2006
Interested Directors
Robert J. Merrick	61	Director, Chief Credit Officer	1998	2008
Bryan J. Mitchell	45	Director, Chief Executive Officer	1998	2008
Steven F. Tunney	45	Director, President and Chief Operating Officer	1999	2007

Each director has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Executive Officers

Each executive officer has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. Information regarding our executive officers is as follows:

Name	Age	Position
Michael R. McDonnell	42	Executive Vice President, Chief Financial Officer and Treasurer
Robert J. Merrick	61	Chief Credit Officer
Bryan J. Mitchell	45	Chief Executive Officer
Samuel G. Rubenstein	44	Executive Vice President, General Counsel and Secretary
B. Hagen Saville	44	Executive Vice President, Business Development
Steven F. Tunney	45	President and Chief Operating Officer
John C. Wellons	34	Senior Vice President and Chief Accounting Officer

Biographical Information

Independent Directors

The following directors are considered independent for purposes of the Investment Company Act of 1940.

Name	Background Information

Jeffrey M. Bucher	Since 2001, Mr. Bucher has been employed at KozuskoVetter Wareh Harris, LLP, a law firm, where he is of counsel. From 1999 to 2000, Mr. Bucher was employed at Lillick & Charles, LLP (currently Nixon Peabody LLP), a law firm where he was a partner. From 1993 to 1999, Mr. Bucher was employed at Bryan Cave, LLP, a law firm, where he was of counsel. From 1972 to 1976, Mr. Bucher served as a Member of the Board of Governors of the Federal Reserve System.

Edward S. Civera	Edward S. Civera is a business executive with over 30 years of experience in operations, accounting and finance. He is currently the chairman of the board of directors of HealthExtras, Inc., a pharmacy benefit management company, a member of the board of directors of MedStar Health, a non-profit healthcare organization and a member of the board of directors of The Mills Corporation, a developer, owner and manager of a portfolio of retail destinations. From 1997 to 2001, Mr. Civera was the Chief Operating Officer and Co-Chief Executive Officer of United Payors & United Providers, Inc. Prior to that, Mr. Civera spent 25 years with Coopers & Lybrand (now PricewaterhouseCoopers LLP), the last 15 years as both a partner and managing partner focused on financial advisory and auditing services.

Kim D. Kelly	Ms. Kelly serves on the board of directors of Arroyo Video Solutions, Inc., a software company serving video service providers, where she served as the President and Chief Executive Officer from July 2004 until March 2005. From 1990 to 2003, Ms. Kelly was employed by Insight Communications Company, Inc., where she was President from August 2002 to 2003, Chief Operating Officer from January 1998 to 2003 and Executive Vice President and Chief Operating Officer from 1990 to January 2002. From August 2002 to 2003, she also served as Chief Executive Officer of Insight Midwest, L.P. Ms. Kelly also serves as a director of Bank of New York Hamilton Funds.

Wallace B. Millner, III	Mr. Millner served as the Chairman of our board from November 2002 to February 2005 and from 1998 through May 2001. From 1973 to 1997, Mr. Millner served in various executive positions at Signet Banking Corporation, a bank holding company, including Vice Chairman, and Chief Financial Officer.

Name	Background Information

Kenneth J. O’Keefe	Mr. O’Keefe has been Chairman of our board since February 2005. He currently is a Managing Director of Vestar Capital Partners, a private equity firm. From July 2003 until 2006, he was Chief Executive Officer of NewVen Partners, LLC, a private investment firm, which he founded. Prior to July 2003, Mr. O’Keefe held executive positions with several large media companies over an 18 year career, including Pyramid Communications, Inc. where he served as Executive Vice President, Chief Financial Officer and Board Member, Evergreen Media Corporation as Executive Vice President of Operations and Board Member, Chancellor Media Corporation as Executive Vice President of Operations, AMFM, Inc. as Chief Executive Officer, President and Chief Operating Officer, Clear Channel Communications, Inc. as President and Chief Operating Officer of its radio division and Infinity Broadcasting as Executive Vice President.

Interested Directors

Messrs. Mitchell, Tunney and Merrick are interested persons as defined in the Investment Company Act of 1940 due to their positions as officers of MCG.

Name	Background Information

Robert J. Merrick	Mr. Merrick has served as our Chief Credit Officer since 1998. Mr. Merrick was employed at Signet Bank where he served as Executive Vice President and Chief Credit Officer from 1985 to 1997. Mr. Merrick serves on the board of directors of Bank of Richmond.

Bryan J. Mitchell	Mr. Mitchell has served as our Chief Executive Officer since 1998 and also served as our President from 1998 to May 2001. Mr. Mitchell was Chairman of our board from May 2001 until November 2002. From 1997 to 1998, Mr. Mitchell was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1988 to 1997, Mr. Mitchell was employed by Signet Bank where he served as a Senior Vice President.

Steven F. Tunney	Mr. Tunney has served as our President since May 2001, and as our Chief Operating Officer since 1998. Prior to becoming our President, he served as our Chief Financial Officer and Secretary from 1998 to 2000 and our Treasurer from 1998 to 2002. From 1997 to 1998, Mr. Tunney was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1996 to 1997, Mr. Tunney was employed at Signet Bank where he served as a Vice President.

Executive Officers Who Are Not Directors

The following information pertains to our executive officers who are not directors of MCG. Certain of our executive officers, including Messrs. Mitchell and Tunney, serve as directors, managers, and/or officers of certain of our subsidiaries and portfolio companies.

Name	Background Information

Michael R. McDonnell	Mr. McDonnell has served as our Executive Vice President, Chief Financial Officer and Treasurer since September 2004. From August 2000 to August 2004, Mr. McDonnell was employed by EchoStar Communications Corporation, where he served as Executive Vice President and Chief Financial Officer from July 2004 to August 2004 and as Senior Vice President and Chief Financial Officer from August 2000 to July 2004. From August 1986 to August 2000, Mr. McDonnell was employed by PricewaterhouseCoopers LLP where he was a partner since 1996. Mr. McDonnell also serves on the board of directors of Health Extras, Inc., a pharmacy benefit management company.

Samuel G. Rubenstein	Mr. Rubenstein has served as our Executive Vice President, General Counsel and Secretary since 2000. From 1993 to 2000, Mr. Rubenstein was employed at Bryan Cave, LLP, a law firm, where he was a partner since 1996.

B. Hagen Saville	Mr. Saville has served as our Executive Vice President of Business Development since 1998. From 1997 to 1998, Mr. Saville was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1994 to 1997, Mr. Saville was employed at Signet Bank where he served as Vice President.

John C. Wellons	Mr. Wellons has served as our Chief Accounting Officer since May of 2004, as a Senior Vice President since March 2006 and as a Vice President since July 2002. Mr. Wellons also served as our Director of Financial Accounting from July 2002 to May 2004, and as our Assistant Vice President and Director of Corporate Finance from October 2000 to July 2002. From June 2000 to October 2000, Mr. Wellons served as our Assistant Controller—Financial Accounting. Prior to joining MCG, Mr. Wellons was employed by Ernst & Young LLP from December 1996 to May 2000.

Meetings of the Board of Directors and Committees

Our board of directors has established an audit committee, a compensation committee, an investment committee, a nominating committee and a valuation committee. During 2005, our board of directors held 13 board meetings and also acted by written consent.

The audit committee selects our independent auditors, reviews with such independent auditors the planning, scope and results of their audit of our financial statements and the fees for services performed, reviews with the independent auditors the adequacy of internal control systems, reviews our annual financial statements and reviews our audit reports and financial statements. The audit committee currently consists of Messrs. Millner and Bucher and Ms. Kelly, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market. The audit committee met 10 times during 2005.

The compensation committee determines the compensation for our officers based upon recommendations from management. The compensation committee administers our restricted stock arrangements with our officers and employees. The compensation committee currently consists of Ms. Kelly and Messrs. Bucher, Civera, Millner and O’Keefe. The compensation committee met eight times during 2005 and acted by written consent.

The investment committee must approve certain significant investments as determined, from time to time, by our board of directors and its investment committee. The investment committee currently consists of Messrs. Mitchell, Tunney, Civera, Merrick and O’Keefe and Ms. Kelly. The investment committee met 19 times during 2005.

The nominating and corporate governance committee consists solely of directors who are not interested persons under the 1940 Act. The nominating and corporate governance committee nominates to the board of directors for consideration candidates for election as directors to the board of directors. The nominating and corporate governance committee is also responsible for identifying replacements for Messrs. Mitchell, Merrick, Tunney or Saville, if at any time any such officer is no longer employed by us. Nominations of persons for election to the board of directors by stockholders at the 2006 annual meeting of stockholders must be made pursuant to the advance notice procedures set forth in our bylaws. The current members of the nominating and corporate governance committee are Messrs. Bucher, O’Keefe, Civera and Millner and Ms. Kelly. The nominating committee met four times during 2005.

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The current members of the committee are Messrs. Bucher, Millner, Civera and Tunney. The valuation committee met five times during 2005.

EXECUTIVE COMPENSATION

The following table sets forth compensation earned from us during the year ended December 31, 2005 by our three highest paid officers and each of the members of our credit committee, and paid during the year ended December 31, 2005 to all of our directors (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

Compensation Table

Name and Position	Aggregate Compensation from the Company(a)	Restricted Stock($)(b)		Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(a)	Directors Fees Paid by the Company
Interested Directors
Bryan J. Mitchell	$582,471	—	(c)	—	$—
Chief Executive Officer and Director
Steven F. Tunney	556,986	—	(d)	—	—
President, Chief Operating Officer and Director
Robert J. Merrick	340,221	—	(e)	—	—
Chief Credit Officer and Director
Independent Directors
Wallace B. Millner, III	86,589	—		—	86,589	(g)
Director
Kim D. Kelly	67,110	—		—	67,110	(g)
Director
Jeffrey M. Bucher	65,000	—		—	65,000	(g)
Director
Kenneth J. O’Keefe	86,301	—		—	86,301	(g)
Chairman of the Board
Edward S. Civera	1,563	—		—	1,563	(g)
Director
Officers
Michael R. McDonnell	1,966,971	—		—	—
Executive Vice President & Chief Financial Officer
B. Hagen Saville	531,855	—	(f)	—	—
Executive Vice President
William B. Ford	689,986	—		—	—
Managing Director and Vice President

(a)	The following table provides detail as to aggregate compensation for 2005 as to our three highest paid officers:

	Salary	Bonus	Employer 401(k) Contributions
Mr. Mitchell	$428,601	$147,570	$6,300
Mr. Ford	230,766	452,920	6,300
Mr. McDonnell	424,633	1,538,138	4,200

Each officer’s bonus includes the officer’s entire bonus earned during 2005. The total amount of compensation deferred by Messrs. Mitchell, Ford and McDonnell under our deferred compensation plan in 2005 was $0, $0 and $0, respectively. The amounts listed under “Employer 401(k) Contributions” for each officer include matching contributions and additional discretionary contributions.

(b)	During 2005 no options were granted to compensated persons. Upon our election to be regulated as a business development company, we terminated our stock option plan and the grants thereunder. In connection with the termination of our stock option plan, we issued 1,539,851 shares of restricted common stock, 1,458,912 of which remain outstanding. The aggregate fair market value of the outstanding shares was approximately $21,285,526 as of December 31, 2005 to our employees and directors under our restricted stock plan prior to becoming a business development company. These employees and directors have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends. See “Restricted Stock Awards and “Employment Agreements” for a discussion of the terms and conditions of the restricted stock, including forfeiture restrictions.
(c)	Mr. Mitchell held 363,693 shares of restricted stock with a fair market value of $5,306,281 as of December 31, 2005. See “Restricted Stock Awards.”
(d)	Mr. Tunney held 294,078 shares of restricted stock with a fair market value of $4,290,598 as of December 31, 2005. See “Restricted Stock Awards.”
(e)	Mr. Merrick held 43,738 shares of restricted stock with a fair market value of $638,137 as of December 31, 2005. See “Restricted Stock Awards.”
(f)	Mr. Saville held 236,951 shares of restricted stock with a fair market value of $3,457,115 as of December 31, 2005. See “Restricted Stock Awards.”
(g)	Consists only of directors’ fees paid by the Company during 2005. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Directors

Each non-employee director receives an annual retainer of $25,000. In addition, members of the audit committee each receive an annual fee of $25,000, members of the investment committee each receive an annual fee of $25,000, members of the valuation committee each receive an annual fee of $25,000, members of the compensation committee each receive an annual fee of $25,000, and the chairman of our board of directors receives an annual fee of $25,000. Directors who are our employees do not receive additional compensation for service as a member of our board of directors.

Restricted Stock Awards

Upon our election to be regulated as a business development company, we terminated our stock option plan and the option grants made thereunder. In connection with the termination of our stock option plan, we issued 1,539,851 shares of our common stock, which are restricted, to our employees and directors prior to becoming a business development company. These employees and directors have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends. The total number of shares issued for the termination of the stock option plan was based upon the Black-Scholes option-pricing model and assumptions approved by our board of directors.

The shares of restricted stock had various time and performance based forfeiture provisions, which were scheduled to lapse as follows:

•	With respect to 303,660 of the shares, restrictions lapsed quarterly as to one-eleventh of the shares granted, from January 1, 2002 through September 30, 2004;

•	With respect to 468,750 of the shares, restrictions lapsed quarterly as to one-fifteenth of the shares granted, from January 1, 2002 through September 30, 2005;

•	With respect to 25,970 of the shares, restrictions lapsed on September 30, 2005;

•	With respect to 674,030 of the shares, restrictions lapsed on September 30, 2005, provided certain total return shareholders criteria were achieved; and

•	With respect to 67,441 of the shares, restrictions lapsed on December 4, 2001.

Subsequent to the date of grant, modifications were made to the portion of the 674,030 shares belonging to certain of our executive officers.

In the first quarter of 2004, as part of a review of our executive compensation, our compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions that were applicable to restricted stock of certain of our executive officers through their respective amended and restated restricted stock agreements. The discussion of the restricted stock awards below reflects these changes.

With respect to the 1,539,851 shares of restricted common stock issued to employees and directors in 2001, the following table sets forth the shares subject to forfeiture provisions, shares for which forfeiture provisions have lapsed and shares that have been forfeited:

	2005		2004	2003
Shares subject to forfeiture provisions	205,776	(a)	510,114	970,145
Shares not subject to forfeiture provisions	1,286,673		984,219	528,804
Shares forfeited	47,402		45,518	40,902

	1,539,851		1,539,851	1,539,851

(a)	With respect to the 205,776 shares, which are held by Messrs. Mitchell, Tunney, Saville and Rubenstein and Janet C. Perlowski (our former Chief Financial Officer), forfeiture restrictions lapsed as to 30% of the 587,931 shares subject to the modifications made in 2004 initially granted to such officer and 20% per year, on a quarterly basis beginning April 1, 2004, for three years, and forfeiture restrictions will lapse as to 10% of the 587,931 shares initially granted to such officer during the fourth year, on a quarterly basis.

The restricted common stock also is subject to various provisions relating to the lapsing of the forfeiture provisions in the event of termination of employment, death or disability. Upon a change of control of MCG Capital, all forfeiture restrictions will lapse with respect to the restricted common stock. Forfeiture provisions will lapse for Mr. Mitchell’s restricted common stock in the event of termination due to death or disability. See “Certain Relationships and Transactions—Loans to and Other Agreements with Our Executive Officers” and “Regulation as a Business Development Company”.

We have been granted an exemptive order of the Securities and Exchange Commission to permit us to issue restricted shares of our common stock as part of the compensation packages for certain of our employees and directors. We believe that the particular characteristics of our business, the dependence we have on key personnel to conduct our business effectively and the highly competitive environment in which we operate require the use of equity-based compensation for our personnel in the form of restricted stock. The issuance of restricted shares of our common stock will require the approval of our stockholders, which we currently intend to seek at our 2006 Annual Meeting of Stockholders.

Employment Agreements

We entered into employment agreements and restricted stock agreements with Messrs. Mitchell, Tunney, Merrick and Saville on November 28, 2001. Messrs. Tunney’s, Saville’s and Merrick’s employment agreements expired on November 28, 2005.

The employment agreements of Messrs. Mitchell, Tunney and Saville were amended by their respective amended and restated restricted stock agreements with respect to the treatment of certain of their shares of restricted common stock. Such amended and restated restricted stock agreements remain in effect. Mr. Mitchell’s employment agreement was amended on November 3, 2002 to make the agreement “at will” and to make certain other changes. We entered into an employment agreement with Mr. McDonnell on July 14, 2004, which became effective on September 1, 2004. The term of Mr. McDonnell’s agreement is four years. The term of Mr. McDonnell’s agreement will end earlier if the executive resigns, is disabled, dies or is terminated by us for any reason. However, in the event of a change in control (as defined in the employment agreements) during the last year of the agreement, Mr. McDonnell’s employment agreement will not expire for a period of twelve months after the occurrence of the change in control so long as the executive agrees to such extension.

The employment agreements for Messrs. Mitchell and McDonnell provide for an annual base salary as determined by our board or directors or its compensation committee. In addition, the executives are entitled to participate in any incentive compensation program instituted by us. The agreements also provide for employee benefits available to other employees of the Company and the reimbursement of out-of-pocket expenses. The agreements for Messrs. Mitchell, Tunney and Saville, by reference in the amended and restated restricted stock agreements, also, in a number of circumstances, govern the forfeiture restrictions with respect to the restricted stock granted to these executives in connection with the termination of our stock option plan.

Pursuant to the employment agreements, if Mr. Mitchell’s employment is terminated by us or Mr. Mitchell for any reason (other than death or disability), or if Mr. McDonnell’s employment is terminated by us for cause or by disability, death or by the executive (other than for “good reason” as defined in his employment agreement), the executive would be entitled to receive, among other things, his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. In addition, the executive will generally forfeit any shares of restricted common stock, if any, as to which the forfeiture restrictions have not lapsed, with certain exceptions. If Mr. Mitchell’s employment terminates due to death or disability, all of his shares of restricted common stock will become immediately non-forfeitable.

If Mr. McDonnell terminates his employment for good reason (as defined in his employment agreement), or if we terminate his employment other than for cause (as defined in his employment agreement), death or disability, the executive will be entitled to receive, among other things, two times the sum of his highest annual base salary in the then current year or during the prior three years, and his average bonus for the past three years, paid in 24 equal monthly installments and payment of certain cash incentive bonuses. In addition, the executive will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive will be entitled to receive benefits under any group health and life insurance for two years after termination. If termination occurs after a change in control, the executive will be entitled to base salary and benefits under group health and life insurance plans in effect immediately prior to the change in control, if greater.

Pursuant to the terms of their amended and restated restricted stock agreements, if either Mr. Tunney or Mr. Saville terminates his employment for good reason, or if we terminate the executive’s employment other than for cause, death or disability or other than with a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on all of the shares of restricted common stock will immediately lapse. If we terminate Mr. Tunney’s or Mr. Saville’s employment other than for cause, death or disability, but with a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on a certain portion of the shares of restricted common stock will immediately lapse. “Good reason” includes, among other things, (i) certain changes in the executive’s status, title, position or responsibilities, (ii) a reduction in the executive’s base salary not proportionally applicable to all employees, or (iii) for Mr. Tunney, if he is not reelected to our board of directors.

If Mr. Mitchell terminates his employment or we terminate his employment for any reason (other than for death or disability), then Mr. Mitchell will be entitled to receive, among other things, an amount equal to his monthly base salary immediately prior to the termination date for three months, payable in 12 equal monthly installments. In addition, Mr. Mitchell will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. Mr. Mitchell would be entitled to receive benefits under any group health and life insurance for two years after termination. As previously discussed, forfeiture provisions will lapse for Mr. Mitchell’s restricted common stock in the event of termination due to death or disability.

If Mr. McDonnell does not enter into a new or an amended employment agreement upon a change in control, the term of the agreement will end and the executive will be entitled to receive, among other things, two times the sum of his highest annual base salary in the then current year or during the prior three years and his average bonus for the past three years, paid in 24 equal monthly installments. In addition, the executive will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive will be entitled to receive benefits under any group health and life insurance plans for two years after termination. However, if the change in control occurs during the last year of the agreement, the employment agreement shall not expire for a period of twelve months after the occurrence of the change in control so long as the executive agrees to such extension. In such case, the executive will not be entitled to any further payments or benefits.

In the event of a change of control, the forfeiture provisions in Messrs. Tunney and Saville’s shares of restricted common stock lapse. In addition, Mr. Mitchell’s employment agreement, as amended, provides that our board of directors may determine not to vest some or all of Mr. Mitchell’s restricted common stock upon the occurrence of a change of control.

The employment agreement prohibits the executive, during his employment with us and for a period of two years after the executive’s termination of employment for any reason, from soliciting any of our employees, clients and certain prospective clients. The employment agreement also prohibits the executive, during his employment with us and for a period of two years after the termination of Mr. McDonnell’s employment for any reason, other than as a result of expiration of the term, or one year after the termination of Mr. Mitchell’s employment for any reason from engaging in any business or activity that competes with us. The agreement also requires that the executive protect our confidential information. If the executive or his subsequent employer successfully challenges the enforceability of the non-compete and/or non-solicitation provisions of the employment agreement, then the severance amount and the severance period, including the severance benefit period will be reduced proportionately to the time period that such non-compete and non-solicitation restrictions actually remain in effect.

An executive is also entitled to receive payments in the amount of any excise tax imposed under Sections 4999 and 280G of the Internal Revenue Code of 1986 as a result of a change of control in accordance with Section 280G.

Messrs. Mitchell and Saville currently have loans outstanding to us with respect to prior purchases of restricted stock. Mr. Mitchell’s employment agreement requires that he use the dividends on his shares of restricted stock, net of taxes, to repay his existing indebtedness to us. See “Certain Relationships and Transactions.”

We currently expect to enter into employment agreements with Messrs. Tunney, Saville and Merrick similar to that of Mr. McDonnell described above.

Severance Agreements

In addition, we have entered into severance agreements with certain of our officers, including our Executive Vice President and General Counsel, Samuel G. Rubenstein and our Senior Vice President and Chief Accounting Officer John C. Wellons. Mr. Rubenstein’s severance agreement provides that if he terminates his employment for good reason (as defined in his severance agreement), or if we terminate his employment other than for cause (as defined in his severance agreement), death or disability, Mr. Rubenstein will be entitled to receive, among other things, the amount of his highest monthly base salary during the current or past two years for a period of 12 months payable within 45 days after the date of his termination and a bonus amount equal to half of the bonuses received or earned by Mr. Rubenstein during the last two years of his employment. Mr. Wellons’ severance agreement provides that if he terminates his employment for good reason (as defined in his severance agreement), or if we terminate his employment other than for cause (as defined in his severance agreement), death or disability, Mr. Wellons will be entitled to receive, among other things, the amount of his highest monthly base salary during the current or past two years for a period of 12 months payable monthly after the date of his termination. If Mr. Rubenstein or Mr. Wellons terminates his employment for good reason, or if we terminate his employment other than for cause, he will forfeit any Tier I, Tier II and Tier III restricted common stock for which forfeiture restrictions would not have lapsed within 12 months of the end of the three month period at which his employment terminated. The agreements prohibit Messrs. Rubenstein and Wellons, during their employment with us and for a period of two years after their termination of employment for any reason, from soliciting any of our employees, clients and certain prospective clients. The agreement also prohibits Messrs. Rubenstein and Wellons, during their employment with us and for a period of 12 months after their termination of employment for any reason, from engaging in any business or activity that competes with us as long as they are receiving benefits pursuant to their severance agreement.

Bonus Awards

We pay discretionary cash bonus awards to our employees annually. The awards have been based on individual performance. The total amount of awards made annually has varied depending on our financial results and other factors that our compensation committee has deemed appropriate. We intend to continue this arrangement under terms and conditions that our compensation committee will determine. Pursuant to his employment agreement, Mr. McDonnell received a guaranteed minimum bonus of $200,000 for the year ended December 31, 2004, $300,000 for the year ended December 31, 2005, and he will receive $350,000 for the year ending December 31, 2006 as well as certain periodic cash incentive bonuses. See “—Employment Agreements.”

Deferred Compensation Plan

During 2000, we created a deferred compensation plan for key executives which allows eligible employees to defer a portion of their salary and bonus to an unfunded deferred compensation plan that we manage. Our managing directors and executive officers are eligible to participate in the plan. Contributions to the plan earn interest at a rate of 2% over our internal cost of funds rate, as defined by the plan. The plan became effective on October 1, 2000.

401(k) Plan

We maintain a 401(k) plan for the benefit of our employees. Employees have the opportunity to contribute pre-tax salary deferrals into the 401(k) plan up to $15,000 annually for the 2006 plan year, and to direct the investment of these contributions. Plan participants who have reached the age of 50 prior to during the 2006 plan year will be eligible to defer an additional $5,000 during 2006. In addition, for the 2006 plan year, we expect to contribute up to 3% (a 50% match of the employees contributions, up to a 6% contribution level) of each participant’s eligible compensation for the year, up to a maximum compensation of $220,000, to each participant’s plan account on the participant’s behalf, which vests annually on a straight line basis over the employee’s first five years of employment. Our board of directors may also, at its sole discretion, make additional contributions to our employees’ 401(k) plan accounts, which vest on the same basis as other employer contributions.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Internal Revenue Code of 1986 or the “Code”). The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

We elected to be treated as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002. As a RIC, we generally do not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate-level tax liability.

Taxation as a Regulated Investment Company

If we:

•	continue to qualify as a RIC, and

•	distribute each year to stockholders at least 90% of our “investment company taxable income” (which is defined in the Internal Revenue Code generally as ordinary income plus recognized net short-term capital gains in excess of recognized net long-term capital losses), and 90% of any ordinary pre-RIC built-in gains we recognize between January 1, 2002 and December 31, 2011, less our taxes due on those gains (collectively, the “90% Distribution Requirement”), we will be entitled to deduct, and therefore will not be subject to U.S. federal income tax on, the portion of our income we distribute (or are deemed to distribute) to stockholders (other than any built-in gain recognized between January 1, 2002 and December 31, 2011). We will be subject to U.S. federal income tax at the regular corporate rate on any income not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax to the extent we do not distribute (actually or on a deemed basis) in a timely manner 98% of our ordinary income for each calendar year, 98% of our capital gain net income for the one-year period ending October 31 in that calendar year, and any income realized but not distributed in prior calendar years. We generally will endeavor in each taxable year to avoid any U.S. federal excise taxes on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from (1) dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (2) net income derived from an interest in a “qualified publicly traded partnership” (known as the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer, and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and are engaged in the same or similar or related trades or businesses or the securities of one or more “qualified publicly traded partnerships” (known as the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We also may have to include in income other amounts that we have not yet received in cash, such as payment-in-kind interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Additionally, we will have to include in income amounts previously deducted with respect to certain restricted stock granted to our employees, if such stock is forfeited. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in the amount of that non-cash income in order to satisfy the 90% Distribution Requirement, even though we will not have received any cash representing such income.

If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary dividends (to the extent of our current and accumulated earnings and profits). Such dividends generally will be subject to tax to non-corporate U.S. Stockholders (as defined below) at a maximum rate of 15 percent.

Treatment of Pre-Conversion Built-in Gain

Through December 31, 2001, we were subject to tax as an ordinary corporation under Subchapter C of the Internal Revenue Code. As of January 1, 2002, we held substantial assets (including intangible assets not reflected on the balance sheet, such as goodwill) with built-in gain (i.e., with a fair market value in excess of tax basis). Under a special tax rule that applies to corporations that convert from taxation under Subchapter C of the Internal Revenue Code to taxation as a RIC, we are required to pay corporate level tax on the amount of any net built-in gains we recognize within ten years after the effective date of our election to be treated as a RIC. Any such corporate level tax will be payable at the time those gains are recognized (which, generally, will be the years in which we sell or dispose of the built-in gain assets in a taxable transaction). Based on the assets we currently anticipate selling within the ten-year period beginning January 1, 2002 and ending December 31, 2011, we expect we may have to pay a built-in gain tax of up to $0.4 million at current corporate tax rates. The amount of this tax will vary depending on the assets that are actually sold by us in this ten-year period and applicable tax rates. Under Treasury Regulations, recognized built-in gains (or losses) will generally retain their character as capital gain or ordinary income (or capital or ordinary losses). Recognized built-in gains that are ordinary in character will be included in our investment company taxable income, and we must distribute to our stockholders at least 90% of any such built-in gains recognized within the ten-year period, net of the corporate taxes paid by us on the built-in gains. Any such amount distributed will be taxable to stockholders as ordinary income. Recognized built-in gains within the ten-year period, net of taxes, that are capital gains will be distributed or deemed distributed to our stockholders. Any such amount distributed or deemed distributed will be taxable to stockholders as capital gain.

Taxation of U.S. Stockholders

For purposes of the following discussion, a “U.S. Stockholder” is a stockholder who is for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State or the District of Columbia or otherwise treated or taxed as a United States corporation for U.S. federal income tax purposes, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (v) a certain electing trust. If a partnership holds shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. Partners of partnerships holding shares should consult their tax advisor as to whether they are Non-U.S. Stockholders (as defined below) and with respect to the purchase, ownership and disposition of our common stock.

Distributions by us generally will be taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Under recent legislation, ordinary dividends that consist of dividends we have received from qualifying corporations will be taxed to non-corporate U.S. Stockholders at a maximum rate of 15 percent. Dividends distributed by us generally will not be eligible for this lower rate of taxation.

Distributions of our net capital gains (which is, generally, our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains regardless of the U.S. Stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock.

Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such U.S. Stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder. Capital gain dividends will be taxed to non-corporate U.S. Stockholders at a maximum rate of 15 percent.

Under the opt in dividend reinvestment plan, if a U.S. Stockholder owns shares of common stock registered in its own name, the U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if the U.S. Stockholder enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. Stockholder to the same extent, and with the same character, as if the U.S. Stockholder had received the distribution in cash. The U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Stockholder’s account.

We intend to retain some or all of our capital gains, but to designate the retained amount as a “deemed distribution”. In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. Stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit or refund equal to his or her allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. Stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess generally may be refunded or claimed as a credit against the U.S. Stockholder’s other U.S. federal income tax obligations. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return will be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

We will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders, and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, the Company intends in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

For purposes of determining (i) whether the 90% Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made, and any capital gain dividend will be treated as a capital gain dividend to the U.S. Stockholder. Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from, or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from, the sale or exchange of our common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Internal Revenue Code generally will apply in determining the holding period of such stock.

Under current law, the maximum rate of taxation on non-corporate taxpayers for certain dividends and net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses for a taxable year) is 15%. This rate will increase to 20% (for capital gains) and the individual’s regular tax rate (for dividends) as of January 1, 2009 absent Congressional action. Our dividends are generally not eligible for the new 15% tax rate on dividends. As a result, distributions of our investment company taxable income generally will continue to be taxed at the higher tax rates applicable to ordinary income. However, the 15% tax rate for net long-term capital gains and dividends will generally apply to:

(1)	U.S. Stockholders’ long-term capital gains, if any, recognized on the disposition of our shares;
(2)	our distributions designated as capital gain dividends; and
(3)	our distributions consisting of dividends we have received from qualifying corporations (which we generally do not receive).

Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to dividends consisting of dividends we have received) and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction.

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. Stockholders. Such U.S. Stockholders generally will be subject to backup withholding unless the U.S. Stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. Stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

For purposes of the following discussion, a “Non-U.S. Stockholder” is a person who is not a U.S. Stockholder.

Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. Non-U.S. Stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2008, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 (as discussed under “—Treatment of Pre- Conversion Built-In Gain” above) that are ordinary income will also be taxable to Non-U.S. Stockholders in the same manner as distributions of our investment company taxable income.

Actual or deemed distributions of our net capital gains to a Non-U.S. Stockholder (including any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 that are capital gains), and gains realized by a Non-U.S. Stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Stockholder in the United States, or, in the case of an individual, the Non-U.S. Stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we currently intend to do), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. Stockholder.

Under our opt in dividend reinvestment plan, if a Non-U.S. Stockholder owns shares of common stock registered in its own name, the Non-U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (and, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Stockholder or is attributable to a permanent establishment, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. Stockholders. The Non-U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Stockholder’s account.

A Non-U.S. Stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or the Non-U.S. Stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

•	is organized and has its principal place of business in the U.S.,

•	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a business development company; and

•	does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

•	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to each portfolio company.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the Securities and Exchange Commission.

Our board of directors has appointed a chief compliance officer pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company under the 1940 Act, we are entitled to provide and have previously provided loans to our employees in connection with the purchase of shares of our common stock. However, as a result of certain provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to, or materially modifying existing loans with, our executive officers for that purpose.

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us.

You may read and copy the code of ethics at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company. We do not anticipate any substantial change in the nature of our business.

The Sarbanes-Oxley Act of 2002, as well as the rules and regulations promulgated thereunder, imposed a wide variety of regulatory requirements on publicly held companies and their insiders, which affect us. For example:

•	Pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•	Pursuant to Item 308 of Regulation S-K, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, we have adopted certain policies and procedures intended to comply with the Nasdaq Stock Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan. Under the plan, if a stockholder owns shares of common stock registered in its own name, the stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. Authorization forms and additional information may be obtained at any time by written request to American Stock Transfer & Trust Company (“AST”), our dividend paying agent, by telephoning (877) 842-1583 or via AST’s web site www.investpower.com. A stockholder also may terminate participation in the plan at any time by delivering notice to the dividend paying agent in writing, by telephoning AST or via AST’s web site before the record date of the next dividend or distribution. When a participant withdraws from the plan, the dividend paying agent, at the participant’s direction, will either issue certificates for whole shares of common stock credited to the participant’s account and a cash payment for any fractional share of common stock credited to the account or sell the shares in the open market.

Your ability to participate in our dividend reinvestment plan may be limited if the shares of common stock you own are registered in the name of a broker or other nominee. A nominee may preclude beneficial owners from participating in the dividend reinvestment plan. If you wish to participate in a dividend reinvestment plan, you may need to register your shares of common stock in your own name. In addition, some nominees may offer their own dividend reinvestment program for our shares. If you own shares registered in the name of a nominee, you should contact the nominee for details.

When we pay a cash dividend, stockholders who are participants in the plan will receive the equivalent of the amount of the dividend (net of any taxes required to be withheld) in shares of our common stock. If the market price per share of common stock on the day preceding the dividend payment date equals or exceeds the net asset value per share on that date, then we will issue new shares of common stock to participants at the greater of net asset value or 95% of the market price on the day preceding the dividend payment date. Such new shares will be issued on the dividend payment date.

If the market price per share of common stock on the day preceding the dividend payment date is less than the net asset value per share on that date, then the dividend paying agent will buy shares in the open market. If, before the dividend paying agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average price per share paid by the dividend paying agent may exceed the net asset value per share on the day preceding the dividend payment date, resulting in the acquisition of fewer shares than if the dividend had been paid in shares newly issued by us. In the case of shares purchased by the dividend paying agent in the open market, the dividend paying agent will apply all cash received on account of a dividend as soon as practicable, but in no event later than 30 days after the payment date of the dividend, except to the extent necessary to comply with applicable provisions of the federal securities laws. For purposes of determining how many shares are credited to each participant’s account, the price of each share will be deemed to be the weighted average price of all the shares purchased by the dividend paying agent in the open market plus such participant’s share of any brokerage commissions incurred with respect to the dividend paying agent’s open market purchases. The additional shares will have a new holding period for tax purposes commencing on the date following the date on which the shares are credited to the participant’s accounts.

For purposes of determining whether the shares will be newly issued shares or shares purchased in the open market, the market price of our common stock on a particular dividend payment date is the average for the five preceding trading days of the last sales price on Nasdaq. Net asset value per share of common stock on a particular dividend payment date is as determined by or on behalf of the Company.

The dividend paying agent will maintain all stockholder accounts in the plan and furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common stock in the account of each plan participant will be held by the dividend paying agent in non-certificated form in the name of the participant, unless the participant requests in writing certificates for a specified number of shares credited to such participant’s plan account. Any proxy executed by a stockholder will apply to shares purchased pursuant to the plan.

There are no other fees charged to stockholders in connection with the plan. The fees of the plan agent for handling the reinvestment of dividends are included in the fee to be paid by us to our dividend paying agent. There are no brokerage charges with respect to shares issued directly by us in connection with the plan. However, with respect to the dividend paying agent’s open market purchases, the price at which shares are credited to each participant’s account will include such participant’s share of any brokerage commissions incurred. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Stockholders” and “—Taxation of Non-U.S. Stockholders”.

Experience under the plan may indicate that changes are desirable. Accordingly, we reserve the right to amend, suspend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the plan before the record date for the distribution.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of April 24, 2006, the beneficial ownership of each director, the Company’s executive officers, each person known to us to beneficially own more than 5% of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the Securities and Exchange Commission and other information obtained from such persons.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(a)

Eubel Brady and Suttman Asset Management, Inc. (b) 7777 Washington Village Drive Suite 210 Dayton, OH 45459	3,015,207	5.6%

U.S. Trust Corporation(c) 114 W. 47 Street New York, NY 10036	2,987,057	5.6

Interested Directors

Bryan J. Mitchell(d)	446,652	*

Steven F. Tunney(e)	364,095	*

Robert J. Merrick(f)	86,438	*

Independent Directors

Wallace B. Millner, III(g)	83,664	*

Jeffrey M. Bucher	3,500	*

Kim D. Kelly	2,000	*

Kenneth J. O’Keefe	11,047	*

Edward S. Civera	—	*

Executive Officers

Michael R. McDonnell	500	*

Samuel G. Rubenstein(h)	101,570	*

B. Hagen Saville(i)	321,968	*

John C. Wellons(j)	846	*

Executive officers and directors as a group	1,422,280	2.7

*	Represents less than one percent.
(a)	Based on a total of 53,374,565 shares of the Company’s common stock issued and outstanding on April 24, 2006.
(b)	Ronald L. Eubel, Mark E. Brady, Robert J. Suttman, William E. Hazel and Bernard J. Holtgrieve may, as a result of their ownership in and positions with Eubel Brady and Suttman Asset Management, Inc. (“EBS”) and other affiliated entities, be deemed to be indirect beneficial owners of the equity securities held by EBS and one affiliated entity, EBS Partners, LP. Messrs. Eubel, Brady, Suttman, or Holtgrieve disclaim beneficial ownership of the securities according to their Schedule 13G filed with the SEC.
(c)	According to their Schedule 13G dated February 13, 2006, U.S. Trust Corporation is a wholly-owned direct subsidiary of The Charles Schwab corporation. Each entity files reports completely separate and independent from the other. Neither entity shares with the other any information and/or power with respect to either the voting and/or disposition of the securities reported by each.

(d)	This includes 309,202 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 54,491 restricted shares that are subject to forfeiture restrictions.
(e)	This includes 249,495 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 44,583 restricted shares that are subject to forfeiture restrictions.
(f)	This includes 43,738 restricted shares for which forfeiture restrictions have lapsed.
(g)	This includes 2,719 restricted shares for which forfeiture restrictions have lapsed.
(h)	This includes 51,663 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 8,116 restricted shares that are subject to forfeiture restrictions.
(i)	This includes 202,275 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 34,676 restricted shares that are subject to forfeiture restrictions.
(j)	This includes 846 restricted shares for which forfeiture restrictions have lapsed.

Set forth below is the dollar range of equity securities beneficially owned by each director of the Company as of April 24, 2006:

Name of Director	Dollar Range of Equity Securities Beneficially Owned(a)(b)(c)

Interested Directors

Bryan J. Mitchell	Over $100,000

Steven F. Tunney	Over $100,000

Robert J. Merrick	Over $100,000

Independent Directors

Jeffrey M. Bucher	$10,001 – $50,000

Kim D. Kelly	$10,001 – $50,000

Kenneth J. O’Keefe	Over $100,000

Wallace B. Millner, III	Over $100,000

Edward S. Civera	None

(a)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(b)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(c)	The dollar range of equity securities beneficially owned in the Company is based on the closing price of $14.07 on April 24, 2006 on the Nasdaq Global Market.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Certain of our executive officers have employment agreements with us. See “Executive Compensation—Employment Agreements.”

Many of our executive officers and other employees delivered partially nonrecourse promissory notes to us, with an aggregate face value of $5.8 million, for the purchase of a portion of the restricted common stock issued in connection with the termination of our stock option plan and the grants thereunder. The notes are nonrecourse as to the principal amount but recourse as to interest. Accordingly, the executive officers and other employees are personally liable for interest payments. Each loan is secured by all of the restricted common stock held by each executive officer and other employees, and in the cases of Messrs. Mitchell, Tunney and Saville, for a specified time period, additional shares of common stock owned by such executive officers. The notes bear interest at 4.13%, with interest payable annually during the term of the note and all principal due on May 28, 2006, subject to acceleration events.

The following table summarizes information about these loans and the amounts outstanding as of December 31, 2005 with respect to our executive officers:

Name of Debtor and Title	Date of Loan	Original Amount of Loan	Rate of Interest	Current Balance of Loan
Bryan J. Mitchell(a) Director, Chief Executive Officer	12/3/01	$1,188,451	4.13%	$480,413

Steven F. Tunney(a) Director, President and Chief Operating Officer	12/3/01	943,913	4.13	582,591	(b)

B. Hagen Saville(a) Executive Vice President, Business Development	12/3/01	801,214	4.13	801,214

Samuel G. Rubenstein Executive Vice President, General Counsel and Corporate Secretary	12/3/01	222,773	4.13	222,773

John C. Wellons Senior Vice President and Chief Accounting Officer	12/3/01	110,418	4.13	—

(a)	See “Compensation of Executive Officers and Directors—Employment Agreements.”
(b)	Subsequent to December 31, 2005, Mr. Tunney repaid his loan in full.

DESCRIPTION OF SECURITIES

General

Under the terms of our restated certificate of incorporation, our authorized capital stock will consist solely of 200,000,000 shares of common stock, par value $.01 per share, of which 53,374,565 shares were outstanding as of April 24, 2006, and 1,000 shares of preferred stock, par value $.01 per share, of which no shares were outstanding as of April 24, 2006.

Set forth below are our outstanding classes of capital stock as of April 24, 2006.

	Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding
MCG Capital	Common Stock	200,000,000	—	53,374,565

Common Stock

Under the terms of our restated certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. Certain holders of our common stock have the right to require us to register their shares of common stock under the Securities Act in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our restated certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200% and (ii) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Internal Revenue Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Debt Securities

We borrow directly and indirectly through credit facilities maintained by our subsidiaries. All of our debt facilities, except the Senior Secured Credit Facility, the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through bankruptcy remote, special purpose, wholly owned subsidiaries of ours and, therefore, their assets may not be available to our creditors. In some cases, advances under our debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans we may leverage as collateral.

Unsecured Notes.    On October 11, 2005, we issued $50.0 million of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

Commercial Loan Trust 2005-2.    On June 9, 2005, we established, through MCG Commercial Loan Trust 2005-2, a $250.0 million warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2005-2 to borrow up to $250.0 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2005-2, including cash and commercial loans transferred by us to the trust. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations, including the requirement that at least 50% of the overall warehouse facility amount be senior secured commercial loans. Advances under the facility bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on September 30, 2006 and may be extended under certain circumstances. As of December 31, 2005, we had $159.2 million outstanding under this credit facility.

Commercial Loan Trust 2005-1.    On April 21, 2005, we established, through MCG Commercial Loan Trust 2005-1, a $100.0 million warehouse credit facility with an affiliate of UBS AG. The warehouse credit facility allowed MCG Commercial Loan Trust 2005-1 to borrow up to $100.0 million subject to certain covenants, concentration limits and other restrictions. The warehouse credit facility was primarily secured by the assets of MCG Commercial Loan Trust 2005-1, including commercial loans sold by us to the trust, and the lender had partial recourse to MCG Capital. Advances under the facility bore interest based on LIBOR plus 0.50%, and interest was payable monthly. The facility was terminated on November 30, 2005, at which time no collateral was in the facility and no borrowings were outstanding.

Commercial Loan Funding Trust Facility.    On November 10, 2004, we established, through MCG Commercial Loan Funding Trust, a $150.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold by us to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. Through July 29, 2005, advances under the facility bore interest based on a commercial paper rate plus 1.15%.

On July 29, 2005, we amended the Commercial Loan Funding Trust Facility. Pursuant to this amendment, the total facility amount was increased from $150.0 million to $250.0 million, the interest rate was changed from commercial paper rate plus 1.15% to commercial paper rate plus 0.95%, the concentration criteria were modified to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 25% to 35%, and other minor modifications were made. The facility is scheduled to terminate on November 7, 2007, but is subject to annual renewal and may be extended under certain circumstances. In connection with this amendment, the facility was renewed until July 28, 2006. As of December 31, 2005, we had $160.0 million outstanding under this credit facility.

Term Securitization 2004-1.    On September 30, 2004, we established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured to hold up to $397.7 million of loans. The facility is secured by all of the 2004-1 Trust’s commercial loans and cash in securitization accounts, which totaled $228.0 million and $406.0 million as of December 31, 2005 and December 31, 2004, respectively. This facility is scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2, Class B and Class C Notes. The Class A-1, Class A-2, Class B and Class C Notes are scheduled to be repaid as we receive principal collections on the underlying collateral.

The 2004-1 Trust issued $250.5 million of Class A-1 Notes rated Aaa/AAA, $31.5 million of Class A-2 Notes rated Aa1/AAA, $43.5 million of Class B Notes rated A2/A and $15.8 million of Class C Notes rated Baa2/BBB as rated by Moody’s and Fitch, respectively. On June 1, 2005, we sold the Class C securities, which had previously been retained by MCG. As of December 31, 2005, a total of $171.9 million of these notes were outstanding. The Series 2004-1 Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes bear interest of LIBOR plus 0.43%, 0.65%, 1.30%, and 2.50%, respectively.

Senior Secured Credit Facility.    On September 10, 2004, we entered into a $25.0 million senior secured revolving credit facility with Bayerische Hypo-Und Vereinsbank, A.G. and in February 2005, the aggregate available loan amount under this facility was increased to $50.0 million. All new advances under the credit facility were at the discretion of the lender, had a maturity of one year from the date of the advance, and bore interest at LIBOR plus 2.00% or the prime rate plus 0.50%. The credit facility was secured by a first priority security interest in our tangible and intangible assets subject to certain excluded collateral and certain permitted other liens. The credit facility contained customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity and a negative pledge. The credit facility also contained customary events of default with customary cure and notice, including, without limitation, nonpayment misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management and material adverse change. In September 2005, this facility was amended and is now our Revolving Unsecured Credit Facility.

Revolving Unsecured Credit Facility.    On September 20, 2005, we amended our Senior Secured Credit Facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). Pursuant to this amendment, the credit facility is no longer secured by our assets and the facility is committed up to $50.0 million on a revolving basis. In addition, this Revolving Unsecured Credit Facility allows for additional lenders with HVB acting as the agent. Advances under this credit facility bear interest at LIBOR plus 2.00% or the prime rate plus 0.50%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, and minimum cash net investment income. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management, and material adverse change. The credit facility is scheduled to mature on September 19, 2006 and is subject to annual renewal at the discretion of the agent. As of December 31, 2005, we had no amounts outstanding under this credit facility.

Warehouse Credit Facility.    On January 29, 2004, our wholly owned, bankruptcy remote, special purpose indirect subsidiary, MCG Commercial Loan Trust 2003-1 entered into a $200 million secured warehouse credit facility with an affiliate of UBS AG. We used the warehouse credit facility to fund our origination and purchase of a diverse pool of loans, including broadly syndicated rated loans, which we securitized using an affiliate of the lender as the exclusive structurer and placement agent. Advances under the credit facility bore interest at LIBOR plus 0.50%. The warehouse credit facility operated much like a revolving credit facility that is primarily secured by the loans acquired with the advances under the credit facility. On September 30, 2004, we paid off the warehouse credit facility with the proceeds from the Term Securitization 2004-1 and terminated the facility.

Term Securitization 2001-1.    On December 27, 2001, we established the MCG Commercial Loan Trust 2001-1 (the “Trust”), which issued two classes of Series 2001-1 Notes. The facility was secured by all of the Trust’s commercial loans and cash in securitization accounts, which totaled $0.0 million as of December 31, 2005 and $209.9 million as of December 31, 2004. This facility was scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes were scheduled to be repaid as we receive principal collections on the underlying collateral.

The 2001-1 Trust issued $229.8 million of Class A Notes rated AAA/Aaa/AAA, and $35.4 million of Class B Notes rated A/A2/A as rated by Standard & Poor’s, Moody’s and Fitch, respectively. This facility was terminated on December 15, 2005. As of December 31, 2005, there were no borrowings outstanding under this facility. As of December 31, 2004, $81.5 million of Class A Series 2001-1 Notes and $35.4 million of Class B Series 2001-1 Notes were outstanding. The Class A Series 2001-1 Notes bore interest of LIBOR plus 0.60% and the Class B Series 2001-1 Notes bore interest of LIBOR plus 1.75%, and interest was payable quarterly on both.

Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Our amended and restated bylaws provide that certain actions will require board approval, subject to certain specified thresholds and exceptions, including without limitation, granting of registration rights, entering into joint ventures, and selling or acquiring specified amounts of assets.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our restated certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by a majority vote of our directors subject to certain exceptions, including provisions relating to the size of our board, our nominating and corporate governance committee, our compensation committee, and certain actions requiring board approval, which provisions will require the vote of seventy-five percent of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws. Generally our restated certificate of incorporation may be amended by holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote. However, the vote of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any provision inconsistent with the articles of the restated certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action or amendments to the restated certificate of incorporation. The stockholder vote with respect to our certificate of incorporation or bylaws, to be effective immediately prior to completion of this offering, would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such amendments are submitted to stockholders.

Limitations of Liability and Indemnification

Under our restated certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the Investment Company Act of 1940, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of MCG or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to 35,000,000 shares of our common stock. We may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Shares of our common stock may also be sold “at-the-market” to or through a market maker or into an existing trading market for shares, on an exchange or otherwise.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. We also may, from time to time, authorize dealers or agents to offer and sell these securities upon such terms and conditions as may be set forth in the applicable prospectus supplement. In the case of an offering by us, the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any common stock sold pursuant to a prospectus supplement will be quoted on the Nasdaq Global Market, or another exchange on which the common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us or the selling shareholders. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Both our investments and our subsidiaries’ investments are held in safekeeping by PNC Bank, N.A. located at 800 17th Street, N.W., Washington, D.C. 20006. Wells Fargo Bank Minnesota, N.A., Asset-Backed Securities Division, Corporate Trust Services located at 751 Kasada Avenue, Minneapolis, Minnesota 55414 serves as trustee and custodian with respect to our assets held for securitization purposes. American Stock Transfer & Trust Company located at 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, at 8484 Westpark Drive, McLean, Virginia 22102, has audited our consolidated financial statements, including the schedule of investments at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial highlights for each of the four years ended December 31, 2005, as set forth in their report. Ernst & Young LLP also has audited our senior securities table as of December 31, 2005. We have included our consolidated financial statements, including the schedules of investments and senior securities table in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

I ndex to Financial Statements

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

MCG Capital Corporation

We have audited the accompanying consolidated balance sheets of MCG Capital Corporation as of December 31, 2005 and 2004, including the consolidated schedules of investments, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2005 and the financial highlights for each of the four years ended December 31, 2005. Our audit also included the Schedule of Investments in and Advance to Affiliates. These financial statements, financial highlights and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held and confirmation of securities held by the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of MCG Capital Corporation at December 31, 2005 and 2004, and the consolidated results of its operations, its cash flows and the changes in its net assets for each of the three years in the period ended December 31, 2005, and the financial highlights for each of the four years ended December 31, 2005, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of MCG Capital Corporation’s internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 17, 2006 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia

February 17, 2006

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share amounts)

	December 31,
	2005	2004
Assets
Cash and cash equivalents	$45,626	$82,732
Cash, securitization accounts	82,107	79,473
Cash, restricted	1,977	—
Investments at fair value
Non-affiliate investments (cost of $733,717 and $573,658, respectively)	745,757	578,416
Affiliate investments (cost of $46,168 and $52,480, respectively)	46,156	47,728
Control investments (cost of $337,372 and $272,616, respectively)	305,647	254,256

Total investments (cost of $1,117,257 and $898,754, respectively)	1,097,560	880,400
Unearned income on commercial loans	(9,062)	(12,529)

Total investments net of unearned income	1,088,498	867,871
Interest receivable	10,602	5,729
Other assets	15,677	17,706

Total assets	$1,244,487	$1,053,511

Liabilities
Borrowings (maturing within one year of $362,435 and $82,805, respectively)	$541,119	$467,400
Interest payable	5,904	2,925
Dividends payable	20,967	19,043
Other liabilities	10,410	9,930

Total liabilities	578,400	499,298

Commitments and contingencies

Stockholders’ Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 200,000 shares on December 31, 2005 and 100,000 on December 31, 2004, 53,372 issued and outstanding on December 31, 2005 and 45,342 issued and outstanding on December 31, 2004	534	453
Paid-in capital	758,433	640,879
Distributions in excess of earnings:
Paid-in capital	(39,219)	(28,998)
Other	(26,784)	(27,780)
Net unrealized depreciation on investments	(19,697)	(18,354)
Stockholder loans	(3,624)	(4,601)
Unearned compensation—restricted stock	(3,556)	(7,386)

Total stockholders’ equity	666,087	554,213

Total liabilities and stockholders’ equity	$1,244,487	$1,053,511

Net asset value per common share at period end	$12.48	$12.22

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Operations

(in thousands, except per share amounts)

	Year Ended December 31,
	2005	2004	2003
Operating income
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$69,760	$51,898	$63,624
Affiliate investments (5% to 25% owned)	5,745	3,999	4,894
Control investments (more than 25% owned)	30,761	21,954	3,231

Total interest and dividend income	106,266	77,851	71,749
Advisory fees and other income
Non-affiliate investments (less than 5% owned)	12,317	9,306	4,508
Affiliate investments (5% to 25% owned)	—	495	2,098
Control investments (more than 25% owned)	962	5,465	2,335

Total advisory fees and other income	13,279	15,266	8,941

Total operating income	119,545	93,117	80,690

Operating expenses
Interest expense	23,100	10,509	10,053
Employee compensation:
Salaries and benefits	19,331	15,693	9,210
Long-term incentive compensation	6,523	11,683	6,347

Total employee compensation	25,854	27,376	15,557
General and administrative expense	10,076	10,142	7,485

Total operating expenses	59,030	48,027	33,095

Net operating income before investment gains and losses	60,515	45,090	47,595

Net realized gains (losses) on investments
Non-affiliate investments (less than 5% owned)	5,741	1,939	(7,616)
Affiliate investments (5% to 25% owned)	205	(2,531)	(48)
Control investments (more than 25% owned)	3,075	(7,658)	(11,916)

Total net realized gains (losses) on investments	9,021	(8,250)	(19,580)
Net change in unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	7,279	378	15,444
Affiliate investments (5% to 25% owned)	5,289	(1,186)	576
Control investments (more than 25% owned)	(13,911)	11,615	(2,060)

Total net change in unrealized appreciation (depreciation) on investments	(1,343)	10,807	13,960

Net investment gains (losses)	7,678	2,557	(5,620)

Net income	$68,193	$47,647	$41,975

Earnings per common share basic	$1.42	$1.16	$1.28
Earnings per common share diluted	$1.42	$1.15	$1.28
Cash dividends declared per common share	$1.68	$1.68	$1.65
Weighted average common shares outstanding	48,109	41,244	32,715
Weighted average common shares outstanding and dilutive common stock equivalents	48,131	41,298	32,739

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Changes in Net Assets

(in thousands, except per share amounts)

	Year Ended December 31,
	2005	2004	2003
Operations:
Net operating income	$60,515	$45,090	$47,595
Net realized gain (loss) on investments	9,021	(8,250)	(19,580)
Net unrealized (depreciation) appreciation of investments	(1,343)	10,807	13,960

Net increase in net assets resulting from operations	68,193	47,647	41,975

Shareholder distributions:
Distributions from net investment income	(59,519)	(46,191)	(44,620)
Distributions from capital gains	(9,021)	—	—
Return of capital distributions	(10,221)	(21,187)	(7,811)

Net decrease in net assets resulting from shareholder distributions	(78,761)	(67,378)	(52,431)

Capital share transactions:
Issuance of common stock	117,015	100,034	108,833
Issuance of common stock under dividend reinvestment plan	127	97	77
Decrease in notes receivable from sale of common stock	879	462	174
Amortization of restricted stock awards	4,421	9,401	4,072

Net increase in net assets resulting from capital share transactions	122,442	109,994	113,156

Total increase in net assets	111,874	90,263	102,700
Net assets at beginning of period	554,213	463,950	361,250

Net assets at end of period	$666,087	$554,213	$463,950

Net asset value per common share	$12.48	$12.22	$12.09

Common shares outstanding at end of period	53,372	45,342	38,372

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2005	2004	2003
Operating activities
Net income	$68,193	$47,647	$41,975
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	756	1,021	584
Amortization of restricted stock awards	4,421	9,401	4,072
Amortization of deferred debt issuance costs	3,646	1,558	1,246
Net realized (gains) losses on investments	(9,021)	8,250	19,580
Net change in unrealized depreciation (appreciation) on investments	1,343	(10,807)	(13,960)
(Increase) decrease in cash—securitization accounts from interest collections	(943)	(1,348)	2,229
Increase in interest receivable	(5,674)	(773)	(1,504)
Increase in accrued payment-in-kind interest and dividends	(13,936)	(3,239)	(11,296)
Decrease in unearned income	(3,730)	(6,207)	(6,317)
Decrease in other assets	2	424	847
Increase (decrease) in interest payable	2,979	1,740	(342)
Increase in other liabilities	2,584	5,264	2,413

Net cash provided by operating activities	50,620	52,931	39,527

Investing activities
Originations, draws and advances on loans	(465,232)	(339,102)	(96,602)
Principal payments on loans	274,743	168,340	142,839
Purchase of equity investments	(31,664)	(16,026)	(45,106)
Proceeds from sales of equity investments	24,956	13,861	5,870
Purchase of premises, equipment and software	(258)	(665)	(1,159)
Other acquisitions	—	(2,208)	—

Net cash (used in) provided by investing activities	(197,455)	(175,800)	5,842

Financing activities
Net proceeds (payments) from borrowings	82,866	120,314	(58,950)
(Increase) decrease in cash—securitization accounts for paydown of principal on debt	(10,839)	(1,736)	6,751
Payment of financing costs	(1,378)	(6,758)	(3)
Dividends paid	(78,941)	(66,884)	(51,573)
Issuance of common stock, net of costs	117,142	100,131	108,910
Repayment of loans to officers/shareholders	879	462	179

Net cash provided by financing activities	109,729	145,529	5,314

(Decrease) Increase in cash and cash equivalents	(37,106)	22,660	50,683
Cash and cash equivalents at beginning of period	82,732	60,072	9,389

Cash and cash equivalents at end of period	$45,626	$82,732	$60,072

Supplemental disclosures
Interest paid	$16,475	$7,210	$9,149
Income taxes received	—	(98)	(876)

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2005

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
				Principal	Cost	Fair Value
Control investments: Majority-owned (5):
Broadview Networks Holdings, Inc.(2)(9)	Communications	Subordinated Debt (12.0%, Due 12/09)		$42,993	$42,993	$42,993
		Series A Preferred Stock (89,154 shares)	49.1%		52,137	52,137
		Common Stock (2,228,937 shares)	33.8%		—	—
Cleartel Communications,	Communications	Senior Debt (8.3%, Due 6/09)		28,850	28,850	28,850
Inc.(2)(13)(15)		Subordinated Debt (14.4%, Due 6/09)		9,356	9,356	9,356
		Preferred Stock (57,859 shares)	99.1%		50,613	40,684
		Common Stock (9 shares)	0.005%		540	—
		Guaranty ($8,092)
Copperstate Technologies, Inc.	Security Alarm	Senior Debt (11.0%, Due 9/07)		1,272	1,272	1,272
		Class A Common Stock (20,000 shares)	93.0%		2,000	946
		Class B Common Stock (10 shares)	0.05%		—	—
		Warrants to purchase Class B Common Stock (expire 12/20/12)	93.7%		—	—
		Standby Letter of Credit ($1,000)
Crystal Media Network, LLC(6)	Broadcasting	Senior Debt (11.4%, Due 5/06)		1,099	947	947
		LLC Interest	100.0%		6,132	1,097
Helicon Cable Holdings, LLC(2)	Cable	Senior Debt (9.18%, Due 12/12)		10,072	10,072	10,072
		Subordinated Debt (14.3%, Due 6/13)		5,750	5,750	5,750
		Preferred LLC Interest (82,500 units)	57.9%		8,316	8,316
		Standby Letter of Credit ($300)
Midwest Tower Partners, LLC(2)	Communications	Subordinated Debt (14.1%, Due 2/07)		16,813	16,813	16,813
		Preferred LLC Interest	91.0%		2,121	2,121
		Common LLC Interest	79.2%		201	1,332
Superior Publishing	Newspaper	Senior Debt (9.0%, Due 12/06)		20,759	20,759	20,759
Corporation(2)		Subordinated Debt (20.0%, Due 12/06)		22,692	20,141	20,141
		Preferred Stock (7,999 shares)	100.0%		7,999	8,545
		Common Stock (100 shares)	100.0%		365	—
Telecomm South, LLC(6)	Communications	Senior Debt (13.4%, Due 12/05)		7,996	2,582	1,100
		LLC Interest	100.0%		10	—
Working Mother Media,	Publishing	Senior Debt (7.5%, Due 6/06)		10,452	8,576	8,576
Inc.(6)		Class A Preferred Stock (12,497 shares)	99.2%		12,497	4,192
		Class B Preferred Stock (1 share)	100.0%		1	—
		Class C Preferred Stock (1 share)	100.0%		1	—
		Common Stock (510 shares)	51.0%		1	—
		Guaranty ($834)
West Coast WirelessLines LLC(16)	Conferences	LLC Interest	100.0%		851	851
Total Control investments: Majority-owned					311,896	286,850

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
				Principal	Cost	Fair Value
Control investments: Non-majority owned (4):
ETC Group, LLC(6)	Publishing	Series A LLC Interest	100.0%		$270	$123
		Series C LLC Interest	100.0%		100	—
Fawcette Technical	Publishing	Senior Debt (14.5%, Due 12/06)		13,061	12,545	12,545
Publications Holding(2)		Subordinated Debt (14.8%, Due 12/06)		5,186	4,691	1,137
		Series A Preferred Stock (8,473 shares)	84.7%		2,569	—
		Common Stock (5,010,379 shares)	36.0%		—	—
Platinum Wireless, Inc.	Communications	Senior Debt (8.0%, Due 6/06)		389	389	389
		Common Stock (2,937 shares)	37.0%		4,640	4,505
		Option to purchase Common Stock (expire 12/31/13)	1.5%		272	98
Total Control investments: Non-majority-owned					25,476	18,797
Affiliate investments(3):
iVerify. US Inc.(14)	Security Alarm	Senior Debt (8.0%, Due 4/06)		75	75	75
		Common Stock (20 shares)	12.0%		550	—
On Target Media, LLC	Publishing	Senior Debt (10.5%, Due 9/09)		20,000	20,000	20,000
		Subordinated Debt (17.0%, Due 3/10)		11,266	11,266	11,266
		Class A LLC Interest	6.8%		1,508	2,610
		Class B LLC Interest	16.9%		—	—
Sunshine Media Delaware, LLC(2)	Publishing	Senior Debt (13.7%, Due 12/07)		12,739	12,205	12,205
		Class A LLC Interest	12.8%		564	—
		Warrants to purchase Class B LLC interest (expire 1/31/11)	100.0%		—	—
Total Affiliate investments					46,168	46,156

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
				Principal	Cost	Fair Value
Non-affiliate investments (less than 5% owned):
Allen’s TV Cable Service, Inc.	Cable	Senior Debt (13.1%, Due 12/12)		$7,130	$7,130	$7,130
		Subordinated Debt (12.6%, Due 12/12)		2,007	2,007	2,007
		Warrants to purchase Common Stock (expire 12/31/15)	10.0%		—	—
Amerifit Nutrition, Inc.(2)	Drugs	Senior Debt (13.9%, Due 3/10)		6,623	6,623	6,623
Archway Broadcasting Group, LLC	Broadcasting	Senior Debt (11.0%, Due 12/08)		4,900	4,900	4,900
Auto Europe, LLC	Equipment Leasing	Subordinated Debt (11.3%, Due 10/12)		13,500	13,500	13,500
B & H Education, Inc.(2)	Education	Senior Debt (10.5%, Due 3/10)		4,000	4,000	4,000
		Preferred Stock ( 5,384 shares)	4.1%		1,060	1,078
Badoud Enterprises, Inc.(2)	Newspaper	Senior Debt (9.7%, Due 9/11)		5,449	5,449	5,449
BLI Holdings, Inc.(2)	Drugs	Subordinated Debt (12.2%, Due 3/10)		10,000	10,000	10,000
Builders First Source, Inc.	Building & Development	Senior Debt (6.2%, Due 8/11)		889	889	894
Cambridge Information Group, Inc.(2)	Information Services	Senior Debt (8.7%, Due 6/07-6/11)		26,825	26,825	26,825
CEI Holdings, Inc.	Cosmetics	Subordinated Debt (11.1%, Due 12/11)		2,377	2,377	2,270
Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (6.6%, Due 7/10)		1,778	1,778	1,797
Community Media Group, Inc.(2)	Newspaper	Senior Debt (8.9%, Due 9/10)		22,365	22,365	22,365
Cornerstone Healthcare Group Holding, Inc.	Healthcare	Subordinated Debt (14.0%, Due 7/12)		7,060	7,060	7,060
Country Road Communications LLC(2)	Communications	Subordinated Debt (11.6%, Due 7/13)		13,000	13,000	13,000
Creative Loafing, Inc.(2)	Newspaper	Senior Debt (11.1%, Due 6/10)		19,400	19,400	19,400
Crescent Publishing Company LLC(2)	Newspaper	Senior Debt (14.3%, Due 6/09-6/10)		8,942	8,942	8,942
Cruz Bay Publishing, Inc.(2)	Publishing	Senior Debt (12.1%, Due 12/06)		6,172	6,172	6,172
		Subordinated Debt (20.5%, Due 12/06)		11,417	11,417	11,417
Dayton Parts Holdings, LLC(2)	Vehicle Parts & Supplies	Subordinated Debt (12.5%, Due 6/11) Preferred LLC Interest (16,371 units)	2.7%	16,000	16,000 602	16,000 602
		Class A LLC Interest (10,914 units)	4.4%		401	401
D&B Towers, LLC	Communications	Senior Debt (14.2%, Due 6/08)		5,022	5,022	5,022
dick clark productions, inc.	Broadcasting	Common Stock (235,714 shares)	0.5%		210	111
		Warrants to purchase Common Stock (expire 7/25/11)	5.3%		858	1,085
The e-Media Club, LLC(6)	Investment Fund	LLC Interest	0.8%		89	37
EAS Group, Inc.	Communications Equipment	Subordinated Debt (16.0%, Due 4/11)		10,227	10,227	10,227
Empower IT Holdings, Inc.(2)	Information Services	Senior Debt (11.0%, Due 5/12)		10,000	10,000	10,000
		Subordinated Debt (14.5%, Due 6/12)		5,067	5,067	5,067
Equibrand Holding Corporation(2)	Leisure Activities	Senior Debt (11.5%, Due 3/10-9/10) Subordinated Debt (16.0%, Due 3/11)		4,640 8,763	4,640 8,763	4,640 8,763
Flexsol Packaging Corp.	Chemicals/Plastics	Subordinated Debt (10.7%, Due 12/12)		5,000	5,000	5,000

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
				Principal	Cost	Fair Value
GoldenSource Holdings Inc.(2)(12)	Technology	Senior Debt (9.0%, Due 9/08)		$17,000	$17,000	$17,000
		Warrants to purchase Common Stock (expire 10/31/08)	4.2%		—	—
The Hillman Group, Inc.	Home Furnishings	Senior Debt (7.7%, Due 3/11)		5,910	5,910	6,010
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (9.4%, Due 3/11)		4,668	4,668	4,290
I-55 Internet Services, Inc.(6)	Communications	Senior Debt (17.5%, Due 12/06)		1,778	1,778	1,539
		Warrants to purchase Common Stock (expire 4/30/10)	20.0%		366	—
Images.com, Inc.	Information Services	Senior Debt (12.5%, Due 12/07)		2,664	2,664	2,664
Information Today, Inc.(2)	Information Services	Senior Debt (11.0%, Due 9/08)		6,915	6,915	6,915
Instant Web, Inc.	Direct Mail Advertiser	Senior Debt (7.8%, Due 2/11)		4,962	4,962	5,037
Jenzabar, Inc.(2)	Technology	Senior Debt (12.5%, Due 4/09)		12,000	12,000	12,000
		Subordinated Debt (18.0%, Due 4/09-4/12)		7,467	7,467	7,467
		Senior Preferred Stock (5,000 shares)	100.0%		5,831	5,831
		Subordinated Preferred Stock (109,800 shares)	100.0%		1,098	1,098
		Warrants to purchase Common Stock (expire 4/30/16)	19.5%		422	7,630
The Joseph F. Biddle Publishing Company(2)	Newspaper	Senior Debt (7.4%, Due 12/11)		7,225	7,225	7,225
Jupitermedia Corporation(10)	Information Services	Common Stock (148,373 shares)	0.4%		2,115	2,084
Managed Health Care Associates, Inc.	Drugs	Senior Debt (10.3%, Due 6/09-6/10)		4,380	4,380	4,380
MD Beauty, Inc	Cosmetics	Subordinated Debt (11.3%, Due 2/13)		9,000	9,000	9,079
MCI Holdings, LLC(2)	Management Consulting Service	Subordinated Debt (12.5%, Due 3/12)		17,102	17,102	17,102
		Class A LLC Interest (4,712,042 units)	5.2%		3,000	3,000
Metropolitan Telecommunications Holding Company(2)(17)	Communications	Senior Debt (11.6%, Due 6/10-9/10) Subordinated Debt (15.5%, Due 12/10)		22,000 10,929	22,000 10,929	22,000 10,929
		Warrants to purchase Common Stock (expire 9/30/13)	20.4%		1,843	3,897

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
				Principal	Cost	Fair Value
Michael May	Security Alarm	Senior Debt (12.0%, Due 2/08)		$450	$450	$450
MicroCal Holdings, LLC(2)	Laboratory Equipment/ Instruments	Senior Debt (9.0%, Due 3/10-9/10) Subordinated Debt (14.5%, Due 3/11)		13,900 9,115	13,900 9,115	13,900 9,115
MicroDental Laboratories(2)	Healthcare	Senior Debt (9.8%, Due 5/11-11/11)		11,767	11,767	11,767
		Subordinated Debt (15.0%, Due 5/12)		6,113	6,113	6,113
Miles Media Holding, Inc.(2)	Publishing	Senior Debt (10.9%, Due 6/12)		8,287	8,287	8,287
		Subordinated Debt (15.4%, Due 12/12)		4,000	4,000	4,000
		Warrants to purchase Common Stock (expire 6/3/15)	19.5%		439	837
Monotype Imaging Holdings Corp.(2)	Technology	Senior Debt (8.8%, Due 11/09)		4,850	4,850	4,850
MultiPlan, Inc.	Insurance	Senior Debt (7.0%, Due 3/09)		3,194	3,194	3,234
Nalco Company	Ecological Services	Senior Debt (6.32%, Due 11/10)		4,162	4,162	4,217
National Display Holdings, LLC(2)	Electronics	Senior Debt (9.7%, Due 12/10-12/11) Subordinated Debt (15.0%, Due 12/12)		20,087 13,000	20,087 13,000	20,087 13,000
		Class A LLC Interest (1,000,000 units)	3.7%		1,000	1,000
National Product Services, Inc.	Business Services	Subordinated Debt (14.0%, Due 6/07)		10,225	10,225	10,225
New Century Companies, Inc.(6)	Industrial Equipment	Warrants to purchase Common Stock (expire 6/30/10)	0.4%		—	—
OMP, Inc.	Drugs	Senior Debt (8.3%, Due 1/10-1/11)		7,714	7,714	7,714
PartMiner, Inc.(2)	Information Services	Senior Debt (15.0%, Due 6/09)		5,240	5,240	5,240
Powercom Corporation(2)	Communications	Senior Debt (12.0%, Due 12/06)		1,861	1,861	1,861
		Warrants to purchase Class A Common Stock (expire 6/30/14)	30.7%		286	341
Quantum Medical Holdings, LLC(2)	Laboratory Equipment/ Instruments	Senior Debt (9.3%, Due 12/10-5/11) Subordinated Debt (15.0%, Due 12/11) Preferred LLC Interest (1,000,000 units)	3.3%	17,535 10,502	17,535 10,502 1,001	17,535 10,502 1,001
R.R. Bowker, LLC(2)	Information Services	Senior Debt (11.4%, Due 12/08-12/09)		16,650	16,650	16,650
Republic National Cabinet Corporation	Cabinet Maker	Senior Debt (9.2%, Due 6/09) Subordinated Debt (13.1%, Due 6/09)		3,578 5,000	3,578 5,000	3,578 5,000
Sagamore Hill Broadcasting, LLC(2)	Broadcasting	Senior Debt (11.9%, Due 11/09)		12,400	12,400	12,400
SCI Holdings, Inc	Communication Services	Subordinated Debt (11.5%, Due 11/12)		7,500	7,500	7,500
Sheridan Healthcare, Inc.	Healthcare	Senior Debt (7.5%, Due 11/10)		2,850	2,850	2,895
Sterigenics International, Inc.	Healthcare	Senior Debt (7.5%, Due 6/11)		4,925	4,925	4,993

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
				Principal	Cost	Fair Value
Stratford School Holdings,	Education	Senior Debt (9.5%, Due 6/11)		$6,500	$6,500	$6,500
Inc.(2)		Subordinated Debt (14.0%, Due 12/11)		6,651	6,651	6,651
		Preferred Stock (10,000 shares)	13.3%		1,059	1,059
		Warrants to purchase Common Stock (expire 5/31/15)	100.0%		67	192
Survey Sampling International, LLC	Research	Senior Debt (7.3%, Due 5/11)		3,911	3,911	3,943
Switch & Data Holdings, Inc.	Business Services	Subordinated Debt (11.6%, Due 4/11)		12,000	12,000	12,000
SXC Health Solutions, Inc.(2)	Technology	Senior Debt (9.0%, Due 12/10)		13,260	13,260	13,260
		Common Stock (1,111,100 shares)	1.9%		1,235	2,630
Talk America Holdings, Inc.(6)	Communications	Warrants to purchase Common Stock (expire 8/17/06 - 3/31/07)	0.7%		25	330
Team Express, Inc.	Specialty Retail	Senior Debt (10.7%, Due 12/09-12/10)		13,364	13,364	13,364
		Subordinated Debt (15.0%, Due 6/11)		7,108	7,108	7,108
Teleguam Holdings, LLC	Communications	Subordinated Debt (11.4%, Due 10/12)		20,000	20,000	20,000
Tippmann Sports, LLC	Leisure Goods	Senior Debt (10.3%, Due 6/09)		6,550	6,550	6,550
Total Sleep Holdings, Inc.(2)	Healthcare	Subordinated Debt (14.0%, Due 9/11)		22,220	22,220	22,220
U. S. I. Holdings Corporation	Insurance	Senior Debt (6.7%, Due 8/08)		2,970	2,970	2,982
VS&A-PBI Holding LLC(6)	Publishing	LLC Interest	0.8%		500	—
VOX Communications Group Holdings, LLC(2)	Broadcasting	Senior Debt (10.8%, Due 12/07-6/10)		10,350	10,350	10,350
		Convertible Preferred Subordinated Notes (12.0%, Due 12/49 )	16.5%	1,062	1,062	1,062
Wicks Business Information, LLC	Publishing	Unsecured Notes (9.3%, Due 2/08)		215	215	215
Wiesner Publishing Company, LLC(2)	Publishing	Warrants to purchase membership interest in LLC (expire 6/30/12)	15.0%		406	1,723
Wire Rope Corporation of America, Inc.	Industrial Equipment	Senior Debt (11.9%, Due 6/11)		6,000	6,000	6,180
WirelessLines II, Inc.	Communications	Senior Debt (8.0%, Due 4/07)		185	185	185
Total Non-affiliate investments					733,717	745,757
Total Investments					1,117,257	1,097,560
Unearned income					(9,062)	(9,062)

Total Investments net of unearned income					$1,108,195	$1,088,498

Call options written (included in Other Liabilities in the Consolidated Balance Sheets)
Metropolitan Telecommunications Holding Company(17)	Communications	Call options written			$575	$575
Total Call options written					$575	$575

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
				Principal	Cost	Fair Value
Control investments: Majority-owned(5):
Bridgecom Holdings, Inc.(2)(8)(9)	Communications	Senior Debt (11.7%, Due 8/05-8/07)		$23,634	$23,634	$23,634
		Preferred Stock (36,444 shares)	100.0%		40,923	41,420
		Common Stock (947,880 shares)	100.0%		—	—
Cleartel Communications,	Communications	Senior Debt (11.3%, Due 7/05)		23,723	23,723	23,723
Inc.(2)(13)(15)		Subordinated Debt (11.3%, Due 7/05)		2,863	2,863	2,863
		Preferred Stock (120,000 shares)	100.0%		9,196	—
		Common Stock (9 shares)	100.0%		540	—
		Guaranty ($158)
Copperstate Technologies,	Security Alarm	Senior Debt (11.0%, Due 9/05)		1,060	1,060	1,060
Inc.		Class A Common Stock (20,000 shares)	93.0%		2,000	1,823
		Class B Common Stock (10 shares)	0.05%		—	—
		Warrants to purchase Class B Common Stock (expire 12/20/12)	97.3%		—	—
		Guaranty ($1,000)
Corporate Legal Times	Publishing	Senior Debt (17.0%, Due 12/04)		7,006	4,625	4,625
L.L.C.		Subordinated Debt (18.0%, Due 12/04)		1,445	1,444	1,419
		LLC Interest	90.6%		313	—
Crystal Media Network,	Broadcasting	Senior Debt (9.2%, Due 5/06)		1,099	1,060	1,060
LLC(6)		LLC Interest	100.0%		6,132	4,802
Interactive Business	Security Alarm	Senior Debt (8.0%, Due 4/06)		75	75	75
Solutions, Inc.(14)		Common Stock (100 shares)	100.0%		2,750	432
Midwest Tower Partners, LLC(2)	Communications	Subordinated Debt (14.0%, Due 2/07)		16,143	16,143	16,143
		Preferred LLC Interest	91.0%		1,770	1,770
		Common LLC Interest	79.2%		201	201
Superior Publishing	Newspaper	Senior Debt (7.5%, Due 12/06)		20,759	20,759	20,759
Corporation(2)		Subordinated Debt (20.0%, Due 12/06)		21,359	20,405	20,405
		Preferred Stock (7,999 shares)	100.0%		7,999	8,975
		Common Stock (100 shares)	100.0%		365	494
Telecomm South, LLC(6)	Communications	Senior Debt (12.0%, Due 7/05)		7,574	2,850	748
		LLC Interest	100.0%		11	—
UMAC, Inc.(6)	Publishing	Common Stock (100 shares)	100.0%		10,133	47
Working Mother Media,	Publishing	Senior Debt (6.0%, Due 12/05)		8,776	7,526	7,526
Inc.(6)		Class A Preferred Stock (11,497 shares)	99.2%		11,497	4,796
		Class B Preferred Stock (1 share)	100.0%		1	—
		Class C Preferred Stock (1 share)	100.0%		1	—
		Common Stock (510 shares)	51.0%		1	—
		Guaranty ($1,191)
Total Control investments: Majority-owned					220,000	188,800

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
				Principal	Cost	Fair Value
Control investments: Non-majority owned (4):
Creatas, L.L.C.(2)(10)	Information Services	Senior Debt (8.3%, Due 3/08)		$19,331	$19,331	$19,331
		Investor Class LLC Interest	100.0%		1,273	23,411
		Guaranty ($501)
ETC Group, LLC	Publishing	Senior Debt (9.0%, Due 6/08)		1,200	1,200	1,200
		Series A LLC Interest	100.0%		650	—
		Series C LLC Interest	100.0%		100	—
Fawcette Technical	Publishing	Senior Debt (12.6%, Due 12/06)		12,594	12,545	12,545
Publications Holding(2)		Subordinated Debt (12.6%, Due 12/06)		4,198	3,940	3,940
		Series A Preferred Stock (8,473 shares)	100.0%		2,569	—
		Common Stock (5,010,379 shares)	36.0%		—	—
National Systems Integration,	Security Alarm	Senior Debt (8.5%, Due 12/06)		910	910	—
Inc.(6)(7)		Class B-2 Preferred Stock (500,000 shares)	100.0%		4,409	—
		Common Stock (460,000 shares)	46.0%		—	—
Platinum Wireless, Inc.	Communications	Senior Debt (8.0%, Due 6/06)		777	777	777
		Common Stock (2,937 shares)	37.0%		4,640	4,168
		Option to purchase Common Stock (expire 12/31/13)	1.5%		272	84
Total Control investments: Non-majority-owned					52,616	65,456
Affiliate investments(3):
All Island Media, Inc.	Newspaper	Senior Debt (13.5%, Due 9/08)		6,800	6,800	6,800
		Common Stock (500 shares)	8.6%		500	500
Executive Enterprise Institute, LLC(6)	Business Services	LLC Interest	10.0%		301	111
On Target Media, LLC	Publishing	Senior Debt (8.6%, Due 9/09)		20,000	20,000	20,000
		Subordinated Debt (15.1%, Due 3/10)		10,243	10,243	10,243
		Class A LLC Interest	6.8%		1,508	1,508
		Class B LLC Interest	16.9%		—	—
Sunshine Media Delaware,	Publishing	Senior Debt (12.0%, Due 12/07)		12,857	12,563	8,563
LLC(2)		Class A LLC Interest	12.8%		564	—
		Warrants to purchase Class B LLC interest (expire 1/31/11)	100.0%		—	—
ViewTrust Technology, Inc.(6)	Technology	Common Stock (75 shares)	7.5%		1	3
Total Affiliate investments					52,480	47,728

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
				Principal	Cost	Fair Value
Non-affiliate investments (less than 5% owned):
Allen’s TV Cable Service, Inc.	Cable	Senior Debt (9.8%, Due 6/11)		$7,130	$7,130	$7,130
		Subordinated Debt (11.6%, Due 6/11)		1,300	1,300	1,300
Ames True Temper, Inc.	Industrial Equipment	Senior Debt (5.4%, Due 6/11)		995	995	1,008
Archway Broadcasting Group, LLC	Broadcasting	Senior Debt (9.1%, Due 12/08)		4,000	4,000	4,000
Auto Europe, LLC	Equipment Leasing	Senior Debt (11.3%, Due 12/07)		5,819	5,819	5,819
Badoud Enterprises, Inc.(2)	Newspaper	Senior Debt (8.0%, Due 9/11)		6,049	6,049	6,049
Boucher	Publishing	Senior Debt (7.9%, Due 6/07)		1,000	1,000	1,000
Communications, Inc.(2)		Stock Appreciation Rights (expire 9/30/09)	5.0%		—	402
Builders First Source, Inc.	Building & Development	Senior Debt (5.4%, Due 2/10)		4,963	4,963	5,018
		Subordinated Debt (10.9%, Due 2/10)		2,000	2,000	2,033
Cambridge Information Group, Inc.(2)	Information Services	Senior Debt (6.8%, Due 6/07-6/10)		19,625	19,625	19,625
CCG Consulting, LLC	Business Services	Senior Debt (14.4%, Due 6/05)		1,428	1,428	1,428
		Warrants to purchase Common Stock (expire 7/31/10)	19.9%		—	—
CEI Holdings, Inc.	Cosmetics	Subordinated Debt (9.1%, Due 12/11)		2,000	2,000	2,025
Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (6.8%, Due 7/10)		1,904	1,904	1,931
Community Media Group, Inc.(2)	Newspaper	Senior Debt (7.4%, Due 9/10)		23,346	23,346	23,346
Creative Loafing, Inc.(2)	Newspaper	Senior Debt (9.1%, Due 6/10)		19,500	19,500	19,500
Crescent Publishing Company LLC(2)	Newspaper	Senior Debt (11.2%, Due 3/09-6/10)		10,478	10,478	10,478
Cruz Bay Publishing, Inc.(2)	Publishing	Senior Debt (9.1%, Due 12/06)		6,389	6,389	6,389
		Subordinated Debt (14.1%, Due 12/06)		10,723	10,723	10,723
dick clark productions, inc.	Broadcasting	Subordinated Debt (18.3%, Due 7/08)		17,854	17,854	17,854
		Warrants to purchase Common Stock (expire 7/25/11)	5.3%		858	721
		Common Stock (235,700 shares)	0.5%		210	111
The e-Media Club, LLC(6)	Investment Fund	LLC Interest	0.8%		88	37
FTI Technologies Holdings,	Technology	Senior Debt (6.6%, Due 9/08)		17,000	17,000	17,000
Inc.(2)(12)		Warrants to purchase Common Stock (expire 10/31/08)	4.2%		—	—
Flexsol Packaging Corp.	Chemicals/Plastics	Subordinated Debt (9.5%, Due 12/12)		5,000	5,000	5,025

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
				Principal	Cost	Fair Value
GCA Services Group, Inc.	Commercial Services	Subordinated Debt (10.0%, Due 11/09)		$10,000	$10,000	$10,000
Graycom, LLC(6)	Communications	Warrants to purchase membership interest in LLC (expire 7/1/13)	27.8%		71	80
The Hillman Group, Inc.	Home Furnishings	Senior Debt (5.5%, Due 3/11)		5,955	5,955	6,037
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (7.2%, Due 3/11)		4,883	4,883	4,677
Hometown Telephone, LLC(6)	Communications	Warrants to purchase membership interest in LLC (expire 11/7/13)	27.8%		—	—
I-55 Internet Services, Inc.	Communications	Senior Debt (15.6%, Due 12/06)		2,013	2,013	2,013
		Warrants to purchase Common Stock (expire 4/30/10)	20.0%		366	194
IDS Telcom LLC(13)	Communications	Senior Debt (12.6%, Due 6/06)		18,823	18,823	18,823
		Warrants to purchase membership interest in LLC (expire 7/1/13)	27.8%		2,693	2,801
Images.com, Inc.	Information Services	Senior Debt (14.6%, Due 12/07)		3,118	3,118	3,118
Information Today, Inc.(2)	Information Services	Senior Debt (12.0%, Due 9/08)		8,792	8,792	8,792
International Media Group, Inc.	Broadcasting	Senior Debt (7.0%, Due 8/09)		7,980	7,980	7,980
Jeffrey A. Stern(6)	Other	Senior Debt (0.0%, Due 4/06)		45	45	45
Jenzabar, Inc.(2)	Technology	Senior Debt (10.5%, Due 4/09)		12,000	12,000	12,000
		Subordinated Debt (14.0%, Due 4/12)		7,172	7,172	7,172
		Senior Preferred Stock (5,000 shares)	100.0%		5,281	5,281
		Subordinated Preferred Stock (109,800 shares)	100.0%		1,098	1,098
		Warrants to purchase Common Stock (expire 4/30/16)	18.0%		422	1,124
The Joseph F. Biddle Publishing Company(2)	Newspaper	Senior Debt (5.9%, Due 12/11)		8,705	8,705	8,705
Joseph C. Millstone	Communications	Senior Debt (8.6%, Due 7/05)		500	500	500
Knowledge Learning Corporation	Healthcare	Senior Debt (7.0%, Due 12/10)		7,068	7,068	7,112
The Korea Times Los Angeles, Inc.	Newspaper	Senior Debt (7.1%, Due 5/05)		9,747	9,747	9,747
LaGrange Acquisition LP	Oil and Gas	Senior Debt (5.4%, Due 1/08)		5,000	5,000	5,091
Lakeland Finance, LLC	Leisure Activities	Senior Debt (6.4%, Due 9/09)		3,875	3,875	3,875
		Subordinated Debt (9.2%, Due 9/10)		1,500	1,500	1,500
Le-Nature’s, Inc.	Beverage and Tobacco	Senior Debt (6.5%, Due 6/10)		2,985	2,985	3,030
Maidenform, Inc.	Clothing/ Textiles	Senior Debt (5.4%, Due 5/10)		4,887	4,887	4,973
		Subordinated Debt (10.2%, Due 5/11)		1,808	1,808	1,853
Majesco Holdings Inc.(6)	Leisure Goods	Common Stock (3,641 shares)	0.02%		57	38

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
				Principal	Cost	Fair Value
Managed Health Care Associates, Inc.	Drugs	Senior Debt (8.0%, Due 6/09-6/10)		$5,811	$5,811	$5,811
Metropolitan Telecommunications	Communications	Senior Debt (10.5%, Due 10/06)		13,925	13,925	13,925
Holding Company(2)		Subordinated Debt (10.5%, Due 10/06)		12,328	12,328	12,328
		Preferred Stock (18,000 shares)	100.0%		2,019	2,075
		Warrants to purchase Common Stock (expire 9/30/13)	28.0%		2,805	5,258
MedAssets, Inc.	Healthcare	Senior Debt (7.3%, Due 3/07)		4,073	4,073	4,129
		Subordinated Debt (12.6%, Due 3/08)		2,500	2,500	2,550
The Meow Mix Company	Food Products	Senior Debt (6.9%, Due 10/09)		3,760	3,760	3,736
Miles Media Holding, Inc.(2)	Publishing	Senior Debt (13.3%, Due 6/07)		7,376	7,376	7,376
		Warrants to purchase Common Stock (expire 6/3/15)	12.1%		20	279
Minnesota Publishers, Inc.(2)	Newspaper	Senior Debt (4.9%, Due 12/09)		14,250	14,250	14,250
Monotype Imaging Holdings Corp.	Technology	Senior Debt (5.8%, Due 11/09)		4,950	4,950	4,950
MultiPlan, Inc.	Insurance	Senior Debt (5.3%, Due 3/09)		4,444	4,444	4,494
Nalco Company	Ecological Services	Senior Debt (4.3%, Due 11/10)		4,162	4,162	4,219
New Century Companies, Inc.(6)	Industrial	Common Stock (160,000 shares)	2.3%		157	46
	Equipment	Warrants to purchase Common Stock (expire 6/30/10)	0.4%		—	—
New Vision Broadcasting, LLC(2)	Broadcasting	Senior Debt (9.8%, Due 9/09)		16,033	16,033	16,033
New Wave Communications, LLC(2)	Cable	Senior Debt (11.5%, Due 9/10)		11,406	11,406	11,406
nii communications, inc.(2)(15)	Communications	Senior Debt (13.0%, Due 1/05)		7,749	7,749	7,749
		Common Stock (100,000 shares)	2.8%		400	214
		Warrants to purchase Common Stock (expire 4/30/06-4/30/11)	36.5%		1,218	2,349
PartMiner, Inc.(2)	Information Services	Senior Debt (13.1%, Due 6/09)		6,055	6,055	6,055
Powercom Corporation(2)	Communications	Senior Debt (10.0%, Due 12/06)		2,050	2,050	2,050
		Warrants to purchase Class A Common Stock (expire 6/30/14)	20.0%		278	104
Professional Paint Inc.	Chemicals/ Plastics	Senior Debt (5.7%, Due 9/10-9/11)		3,456	3,456	3,504
R.R. Bowker LLC(2)	Information Services	Senior Debt (8.2%, Due 12/08-12/09)		15,700	15,700	15,700
Refco Group Ltd., LLC	Financial Intermediaries	Senior Debt (5.2%, Due 8/11)		4,988	4,988	5,036
Sagamore Hill Broadcasting, LLC(2)	Broadcasting	Senior Debt (9.9%, Due 11/09)		12,000	12,000	12,000
Sheridan Healthcare, Inc.	Healthcare	Senior Debt (5.5%, Due 11/10)		3,000	3,000	3,058
Solo Cup Company	Containers & Glass	Senior Debt (4.9%, Due 2/11)		4,966	4,966	5,050

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
				Principal	Cost	Fair Value
Sterigenics International, Inc.	Healthcare	Senior Debt (4.9%, Due 6/11)		$4,975	$4,975	$5,037
Stonebridge Press, Inc.(2)	Newspaper	Senior Debt (6.9%, Due 9/09)		4,940	4,940	4,940
SXC Health Solutions, Inc.(2)	Technology	Senior Debt (11.0%, Due 12/10)		13,600	13,600	13,600
		Common Stock (1,111,111 shares)	1.9%		1,235	1,288
Talk America Holdings, Inc.(6)	Communications	Common Stock (215,644 shares)	0.8%		499	1,428
		Warrants to purchase Common Stock (expire 8/17/06 - 3/31/07)	0.7%		25	229
Team Express, Inc.	Specialty Retail	Senior Debt (8.6%, Due 12/09-12/10)		16,000	16,000	16,000
		Subordinated Debt (15.0%, Due 6/11)		7,015	7,015	7,015
Tippmann Sports, LLC	Leisure Goods	Senior Debt (8.3%, Due 6/09)		8,083	8,083	8,083
United Industries Corporation	Farming & Agriculture	Senior Debt (4.7%, Due 4/11)		2,981	2,981	3,032
U. S. I. Holdings Corporation	Insurance	Senior Debt (4.6%, Due 8/08)		995	995	1,000
VS&A-PBI Holding LLC(6)	Publishing	LLC Interest	0.8%		500	—
Waddington North America, Inc.	Containers & Glass	Senior Debt (4.6%, Due 4/11)		4,850	4,850	4,785
Wicks Business Information, LLC	Publishing	Unsecured Note (4.0%, Due 4/06)		200	200	200
Wiesner Publishing Company, LLC(2)	Publishing	Senior Debt (10.5%, Due 6/09-12/10)		6,763	6,763	6,763
		Subordinated Debt (18.0%, Due 12/10)		4,141	4,141	4,141
		Warrants to purchase membership interest in LLC (expire 6/30/12)	15.0%		406	209
WirelessLines II, Inc.	Communications	Senior Debt (8.0%, Due 4/07)		321	321	321
Witter Publishing Co., Inc.	Publishing	Senior Debt (12.1%, Due 12/07)		2,601	2,601	2,000
		Warrants to purchase Common Stock (expire 3/31/14)	20.0%		146	—
Wyoming Newspapers, Inc.(2)	Newspaper	Senior Debt (9.4%, Due 12/12)		15,000	15,000	15,000
Total Non-affiliate investments					573,658	578,416
Total Investments					898,754	880,400

Unearned income					(12,529)	(12,529)

Total Investments net of unearned income					$886,225	$867,871

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005 and 2004

(Dollars in thousands)

(1)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (i) in the case of private companies, provided by that company, and (ii) in the case of public companies, provided by that company’s most recent public filings with the SEC.
(2)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(3)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(4)	Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(5)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(6)	Non-income producing at the relevant period end.
(7)	In June 2004, National Systems Integration, Inc. (“NSI”) ceased operations and filed for protection under Chapter 7 of the United States Bankruptcy Code. During the third quarter of 2005, MCG wrote off its investment in NSI.
(8)	In December 2003, Telecomm North Corp., a wholly owned portfolio company, entered into an agreement to merge with another of the Company’s portfolio companies, Bridgecom Holdings, Inc. The merger was completed in March 2004 with Bridgecom Holdings, Inc. as the surviving corporation.
(9)	In January 2005, MCG IH II, Inc., the sole owner of one of the Company’s majority-owned controlled portfolio companies, Bridgecom Holdings, Inc. completed a merger with and into BV-BC Acquisition Corporation, a wholly-owned subsidiary of Broadview Networks, Inc. The Company’s economic ownership in the new merged entity dropped below 50 percent; however, the Company retained greater than 50% of the voting control of the merged entity. Accordingly, our investment will continue to be reflected as a majority-owned control portfolio company.
(10)	In March 2005, one of the Company’s non majority-owned controlled portfolio companies, Creatas, L.L.C., was acquired by a subsidiary of Jupitermedia Corporation, a publicly held corporation. The consideration paid by such subsidiary was a combination of cash and Jupitermedia Corporation common stock.
(11)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(12)	In February 2005, FTI Technologies Holdings, Inc. changed its name to GoldenSource Holdings, Inc.
(13)	In April 2005, one of the Company’s majority owned controlled companies, Cleartel Communications, Inc. completed a merger with one of the Company’s non-affiliate portfolio companies IDS Telcom LLC.
(14)	In June 2005, Interactive Business Solutions, Inc. changed its name to iVerify US Inc.
(15)	In September 2005, one of the Company’s majority-owned controlled portfolio companies, Cleartel Communications, Inc. completed a merger with one of the Company’s non-affiliate portfolio companies, nii communications, inc.
(16)	In October 2005, we acquired certain assets of Witter Publishing Co., Inc. in satisfaction of debt and transferred those assets to a wholly owned portfolio company, West Coast WirelessLines LLC.
(17)	In June 2005, MCG granted Metropolitan Telecommunication Holding Company an option to repurchase all of the warrants to purchase their common stock currently held by MCG at a specified price. This option expires on March 31, 2006.

See notes to consolidated financial statements

MCG Capital Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note A—Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies

Description of Business and Basis of Presentation

MCG Capital Corporation (“MCG” or the “Company”) is a solutions-focused specialized commercial finance company providing financing and advisory services to middle market, growth oriented companies throughout the United States. The Company is a non-diversified internally managed, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940, as amended (“1940 Act”).

The accompanying financial statements reflect the consolidated accounts of MCG, including Kagan Research, LLC, Solutions Capital I, LP, Solutions Capital GP, LLC, and MCG’s special purpose financing subsidiaries, MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, MCG Finance IV, LLC, MCG Finance V, LLC, MCG Finance VI, LLC, and MCG Finance VII, LLC, with all significant intercompany balances eliminated. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest. Effective January 1, 2006 Kagan Research, LLC is no longer one of the Company’s consolidated subsidiaries and is considered one of MCG’s portfolio companies. See Note M for further discussion.

Use of estimates

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Summary of Significant Accounting Policies

Income recognition

Interest on commercial loans is computed by methods that generally result in level rates of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if MCG otherwise does not expect the customer to be able to service its debt and other obligations, MCG will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, MCG may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

Paid-in-Kind Interest

MCG includes in income certain amounts that it has not yet received in cash, such as contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term. MCG will cease accruing PIK if it does not expect the customer to be able to pay all principal and interest due. In certain cases, a customer makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK portion of a customer’s loan can increase while the total outstanding amount of the loan to that customer may stay the same or decrease. PIK loans represented $13,512 or 1.2% of MCG’s portfolio of investments as of December 31, 2005 and $17,298 or 2.0% of MCG’s portfolio of investments as of December 31, 2004.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

PIK related activity for the years ended December 31, 2005 and 2004 was as follows:

	Year Ended December 31,
	2005	2004
Beginning PIK loan balance	$17,298	$27,280
PIK interest earned during the period	12,743	10,453
Change in interest receivable on PIK loans	(39)	7
Principal payments on PIK loans	(10,337)	(12,520)
PIK loans converted to other securities	(5,724)	(7,842)
Realized loss	(429)	(80)

Ending PIK loan balance	$13,512	$17,298

Dividends

Certain of the Company’s equity investments have stated accruing dividend rates. The Company accrues dividends on its equity investments as they are earned to the extent there is sufficient value to support the ultimate payment of those dividends.

	Year Ended December 31,
	2005	2004
Beginning accrued dividend balance	$5,365	$385
Dividend income earned during the period	12,468	5,305
Payment of previously accrued dividends	—	(325)
Accrued dividends converted to other securities	(5,443)	—

Ending accrued dividend balance	$12,390	$5,365

Loan Origination Fees

Loan origination fees are deferred and amortized as adjustments to the related loan’s yield over the contractual life of the loan. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. MCG records the financial instruments received at fair value as determined by MCG’s board of directors. Fair values are determined using various valuation models which estimate the underlying value of the associated entity. These models are then applied to MCG’s ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through MCG’s statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan. MCG had $9,062 and $12,529 of unearned fees as of December 31, 2005 and December 31, 2004, respectively. MCG recognized $9,551 and $8,690 of loan fees in income during 2005 and 2004, respectively.

Other Fees

In certain investment transactions, MCG may perform consulting or advisory services. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned which is generally when the investment transaction closes.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

In connection with providing capital to MCG’s portfolio companies, MCG often provides structuring and other advisory services concurrently with funding. In November 2002, the Emerging Issues Task Force (the “EITF”) reached a consensus on Issue 00-21, “Revenue Arrangements with Multiple Deliverables.” The guidance in this issue was effective for revenue arrangements entered into after June 30, 2003. The EITF requires that deliverables be divided into separate units of accounting when the individual deliverables have value to the customer on a stand-alone basis, when there is objective and reliable evidence of the fair value of the undelivered elements, and if the arrangement includes a general right to return the delivered element, delivery or performance of the undelivered element is considered probable. The relative fair value of each unit should be determined and the total consideration of the arrangement should be allocated amongst the individual units based on their relative fair values. MCG’s accounting policy with respect to revenue recognition for services performed in connection with capital funding activities was consistent with the EITF consensus, therefore, adoption of this EITF consensus did not have an impact on the Company’s statement of operations or financial condition.

Valuation of Investments

Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in MCG’s portfolio, the Company values substantially all of its investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process At December 31, 2005, approximately 88% of MCG’s total assets represented investments of which approximately 94% are carried at fair value, as determined in good faith by the board of directors, and approximately 6% are carried at market value, based on readily ascertainable public market quotes at December 31, 2005. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of MCG’s investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, MCG is not permitted to provide a general reserve for anticipated loan losses. Instead, MCG must determine the fair value of each individual investment on a quarterly basis and record unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, where appropriate, MCG will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, MCG’s investment has also appreciated in value.

As a business development company, MCG invests primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable MCG to protect its investment and maximize its returns. MCG generally includes many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In many cases, MCG’s loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. MCG’s investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that MCG makes and the nature

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

of its business, MCG’s valuation process requires an analysis of various factors. MCG’s fair value methodology includes the examination of, among other things, the underlying portfolio company performance, financial condition and market changing events that impact valuation.

Each debt and equity investment is valued using industry valuation benchmarks, and, where appropriate, the value is assigned a discount reflecting the illiquid nature of the investment and/or MCG’s minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event will be used to corroborate MCG’s private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Securitization Transactions

Periodically, MCG transfers pools of loans to bankruptcy remote, special purpose entities for use in securitization transactions. These on-balance sheet securitization transactions comprise a significant source of MCG’s overall funding, with the total face amount of the outstanding loans which have been transferred to securitization facilities totaling $596,853 and $536,503 at December 31, 2005 and December 31, 2004, respectively. Transfers of loans have not met the requirements of SFAS No. 140 for sales treatment and are, therefore, treated as secured borrowings, with the transferred loans remaining in investments and the related liability recorded in borrowings.

Cash and cash equivalents

Cash and cash equivalents as presented in the balance sheet and the statement of cash flows includes bank checking accounts, highly liquid investments with original maturities of 90 days or less, and interest bearing deposits collateralized by marketable debt securities.

Cash, securitization accounts

Cash, securitization accounts includes amounts held in designated bank accounts representing payments received on securitized loans or other reserved amounts associated with the Company’s securitization facilities. The Company is required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements.

Cash, restricted

Cash, restricted includes cash that was received in exchange for the sale of an asset that is currently held in escrow.

Investments

Loans include advances to customers. Unearned income is amortized over the term of the related loan using the effective interest method for amortizing term loans and the straight-line method for revolving loans, which approximates the effective interest method. In general, MCG’s commercial loans are collateralized by all of the tangible and intangible property of its borrowers. Investments in equity securities represent MCG’s ownership of warrants and other equity interests purchased or received as part of loan arrangements. All debt and equity investments are carried at fair value with any adjustments recorded in the statement of operations, combined with adjustments in the fair value of investments in loans, as investment gains (losses)—unrealized.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Debt issuance costs

Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. Total debt issuance costs, net of accumulated amortization, of $4,424 and $6,692 at December 31, 2005 and 2004, respectively, are included in other assets in the consolidated balance sheets. These costs are amortized into the consolidated statement of operations as interest expense ratably over the contractual term of the borrowing using the effective interest method.

Stock-based compensation

The Company accounts for stock-based compensation under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and related interpretations. For restricted common stock issued to employees for whom no performance based criteria apply, compensation expense equal to the value of the shares at the later of the grant date or the date at which all return-based forfeiture provisions lapsed or were removed, is recorded over the term of the forfeiture provisions. See Note I for further discussion of the Company’s employee stock plans.

Income taxes

Through December 31, 2001 MCG was taxed under Subchapter C of the Internal Revenue Code. MCG elected to be a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code with the filing of its federal corporate income tax return for 2002, which election was effective as of January 1, 2002. Provided that MCG continues to qualify as a RIC, its income generally will not be subject to Federal taxation to the extent such income is distributed to stockholders. The Company will be subject to U.S. federal income taxes on pre-January 1, 2012 sales of investments for which the fair value was in excess of MCG’s tax basis as of January 1, 2002, which approximated $2,788. Prior to conversion to a business development company, deferred tax assets and liabilities were determined based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities (i.e., temporary differences) and were measured at the enacted rates that will be in effect when these differences reverse.

Deferred tax liabilities of $377 at December 31, 2005 represent taxes on built-in gains on equity investments and are included in other liabilities in the consolidated financial statements.

Earnings per share

Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing such net income by the sum of the weighted average number of shares outstanding for the period and the dilutive impact of restricted stock for which forfeiture provisions have not lapsed.

Goodwill

As of December 31, 2005 and December 31, 2004, the balance of goodwill was $6,224, and is included in other assets on the Consolidated Balance Sheets. In accordance with FAS 142, the Company has tested its intangible assets with indefinite lives for impairment and determined that there were no impairments as of those dates.

Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (revised 2004), “Share-Based Payment” (SFAS No. 123R), which replaces SFAS No. 123 and supersedes APB Opinion No. 25. SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. SFAS No. 123 is effective beginning with the first interim period of the fiscal year beginning after June 15, 2005. MCG will adopt SFAS No. 123R effective January 1, 2006. MCG is currently evaluating the requirements of SFAS No. 123R and expect that adoption of SFAS No. 123R will not have a material impact on the Company’s consolidated financial position and consolidated results of operations. See stock-based compensation plans in Note I.

Note B—Investments

At December 31, 2005 and 2004, investments consisted of the following:

	2005		2004
	Cost	Fair Value	Cost	Fair Value
Commercial loans	$939,086	$934,036	$767,282	$760,489
Investments in equity securities	178,171	163,524	131,472	119,911

Total investments	1,117,257	1,097,560	898,754	880,400
Unearned income	(9,062)	(9,062)	(12,529)	(12,529)

Total investments net of unearned income	$1,108,195	$1,088,498	$886,225	$867,871

The Company’s debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 6% to 20%, a portion of which may be deferred. At December 31, 2005, approximately 71% of loans in the portfolio, based on amounts outstanding at fair value, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 29% were at fixed rates. In addition, approximately 39% of the loan portfolio has floors of between 1.25% and 3.0% on the LIBOR base index. The Company’s loans generally have stated maturities at origination that range from 2 to 8 years. Customers typically pay an origination fee based on a percentage of the commitment amount. They also often pay a fee based on any undrawn commitments.

The composition of MCG’s investments as of December 31, 2005 and 2004, at cost, was as follows, excluding unearned income:

	2005		2004
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Senior Debt	$544,449	48.7%	$626,703	69.7%
Subordinated Debt
Secured	333,080	29.8	140,379	15.6
Unsecured	61,557	5.5	200	—
Equity	178,171	16.0	131,472	14.7

Total	$1,117,257	100.0%	$898,754	100.0%

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The composition of MCG’s investments as of December 31, 2005 and 2004, at fair value, was as follows, excluding unearned income:

	2005		2004
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Debt	$542,981	49.5%	$619,757	70.4%
Subordinated Debt
Secured	329,498	30.0	140,532	16.0
Unsecured	61,557	5.6	200	—
Equity	163,524	14.9	119,911	13.6

Total	$1,097,560	100.0%	$880,400	100.0%

Set forth below are tables showing the composition of MCG’s portfolio by industry (excluding unearned income) at cost and fair value as of December 31, 2005 and 2004:

	December 31, 2005		December 31, 2004
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Communications	$293,159	26.2%	$206,829	23.0%
Newspaper	112,646	10.1	168,844	18.8
Publishing	86,308	7.7	109,939	12.2
Information Services	75,475	6.8	73,893	8.2
Healthcare	75,038	6.7	21,616	2.4
Technology	73,389	6.6	62,758	7.0
Broadcasting	70,134	6.3	85,964	9.6
Laboratory Equipment/Instruments	52,052	4.6	—	—
Electronics	34,087	3.1	—	—
Other Media	32,773	2.9	31,750	3.5
Drugs	28,717	2.6	5,811	0.7
Business Services	22,225	2.0	1,428	0.2
Specialty Retail	20,472	1.8	23,015	2.6
Education	19,337	1.7	—	—
Auto Parts	17,003	1.5	—	—
Car Rental	13,500	1.2	5,819	0.7
Leisure Activities	13,403	1.2	5,375	0.6
Cosmetics	11,377	1.0	2,000	0.2
Home Furnishings	10,578	0.9	10,838	1.2
Commercial Services	—	—	10,000	1.1
Containers & Glass	—	—	9,816	1.1
Other(a)	55,584	5.1	63,059	6.9

Total	$1,117,257	100.0%	$898,754	100.0%

(a)	No individual industry within this category exceeds 1% of the total portfolio.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

	December 31, 2005		December 31, 2004
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Communications	$282,225	25.7%	$191,363	21.7%
Newspaper	112,826	10.3	169,948	19.3
Technology	81,993	7.5	63,515	7.2
Information Services	75,444	6.9	96,030	10.9
Healthcare	75,150	6.9	21,886	2.5
Publishing	72,280	6.6	84,144	9.6
Broadcasting	65,228	5.9	84,397	9.6
Laboratory Equipment/Instruments	52,052	4.7	—	—
Electronics	34,087	3.1	—	—
Other Media	33,876	3.1	31,750	3.6
Drugs	28,717	2.6	5,811	0.7
Business Services	22,225	2.1	1,428	0.2
Specialty Retail	20,472	1.9	23,015	2.6
Education	19,479	1.8	—	—
Auto Parts	17,003	1.5	—	—
Car Rental	13,500	1.2	5,819	0.7
Leisure Activities	13,403	1.2	5,375	0.6
Cosmetics	11,349	1.0	2,025	0.2
Home Furnishings	10,300	0.9	10,714	1.2
Commercial Services	—	—	10,000	1.1
Containers & Glass	—	—	9,865	1.1
Other(a)	55,951	5.1	63,315	7.2

Total	$1,097,560	100.0%	$880,400	100.0%

(a)	No individual industry within this category exceeds 1% of the total portfolio.

At December 31, 2005 and 2004 there were $16,771 and $2,045, respectively, of loans greater than 60 days past due. At December 31, 2005 and 2004, there were $12,740 and $16,003, respectively, of loans on non-accrual status.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note C—Borrowings

The following is a summary of the borrowings for the years ended December 31, 2005, and 2004:

	December 31, 2005		December 31, 2004
(dollars in thousands)	Facility amount	Amount outstanding	Facility amount	Amount outstanding
Unsecured Notes	$50,000	$50,000	$—	$—
Commercial Loan Trust 2005-2	250,000	159,181	—	—
Commercial Loan Funding Trust Facility	250,000	160,000	150,000	—
Term Securitizations
Series 2004-1 Class A-1 Asset Backed Bonds	81,138	81,138	250,500	250,500
Series 2004-1 Class A-2 Asset Backed Bonds	31,500	31,500	31,500	31,500
Series 2004-1 Class B Asset Backed Bonds	43,500	43,500	43,500	43,500
Series 2004-1 Class C Asset Backed Bonds	15,800	15,800	—	—
Series 2001-1 Class A Asset Backed Bonds	—	—	81,500	81,500
Series 2001-1 Class B Asset Backed Bonds	—	—	35,400	35,400

Senior Secured Credit Facility	—	—	25,000	25,000

Revolving Unsecured Credit Facility	50,000	—	—	—

	$771,938	$541,119	$617,400	$467,400

The weighted average borrowings for the year ended December 31, 2005 and 2004 were $439,075 and $340,674, respectively. The weighted average interest rate on all of the Company’s borrowings, including amortization of deferred debt issuance costs and commitment fees, for the year ended December 31, 2005 and 2004 was 5.26% and 3.08%, respectively. For the above borrowings, the fair value of the borrowings approximates cost.

All of the Company’s debt facilities, except the Senior Secured Credit Facility, Revolving Unsecured Credit Facility, and the Unsecured Notes, are funded through the Company’s bankruptcy remote, special purpose, wholly owned subsidiaries, therefore their assets may not be available to the Company’s creditors. In some cases, advances under the Company’s debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans the Company may leverage as collateral.

The Company borrows directly as well as indirectly through credit facilities maintained by its subsidiaries. The material terms of these facilities are outlined below.

Unsecured Notes.    On October 11, 2005, the Company issued $50,000 of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

Commercial Loan Trust 2005-2.    On June 9, 2005, the Company established, through MCG Commercial Loan Trust 2005-2, a $250,000 warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2005-2 to borrow up to $250,000 subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2005-2, including cash and commercial loans transferred to the trust by the Company. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

lien loans or unsecured loans, as defined in the agreement, subject to certain limitations, including the requirement that at least 50% of the overall warehouse facility amount be secured by senior secured commercial loans. Advances under the facility bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on September 30, 2006 and may be extended under certain circumstances. As of December 31, 2005, the Company had $159,181 outstanding under the credit facility.

Commercial Loan Trust 2005-1.    On April 21, 2005, the Company established, through MCG Commercial Loan Trust 2005-1, a $100,000 warehouse credit facility with an affiliate of UBS AG. The warehouse credit facility allows MCG Commercial Loan Trust 2005-1 to borrow up to $100,000 subject to certain covenants, concentration limits and other restrictions. The warehouse credit facility was primarily secured by the assets of MCG Commercial Loan Trust 2005-1, including commercial loans transferred by the Company to the trust, and the lender had partial recourse to MCG Capital. Advances under the facility bore interest based on LIBOR plus 0.50%, and interest was payable monthly. The facility was terminated on November 30, 2005.

Commercial Loan Funding Trust Facility.    On November 10, 2004, the Company established, through MCG Commercial Loan Funding Trust, a $150,000 warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans transferred by the Company to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. Through July 29, 2005, advances under the facility bore interest based on a commercial paper rate plus 1.15%.

On July 29, 2005, the Company amended the Commercial Loan Funding Trust Facility. Pursuant to this amendment, the total facility amount was increased from $150,000 to $250,000 and the interest rate was changed from commercial paper rate plus 1.15% to commercial paper rate plus 0.95%. The concentration criteria were modified to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 25% to 35%, and other minor modifications were made. The facility is scheduled to terminate on November 7, 2007, but is subject to annual renewal and may be extended under certain circumstances. In connection with this amendment, the facility was renewed until July 28, 2006. As of December 31, 2005, the Company had $160,000 outstanding under the credit facility.

Term Securitization 2004-1.    On September 30, 2004, the Company established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured to hold up to $397,700 of loans. The facility is secured by all of the 2004-1 Trust’s commercial loans and cash in securitization accounts, which totaled $228,047 and $406,044 as of December 31, 2005 and December 31, 2004, respectively. This facility is scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2, Class B and Class C Notes. The Class A-1, Class A-2, Class B and Class C Notes are scheduled to be repaid as the Company receives principal collections on the underlying collateral.

The 2004-1 Trust issued $250,500 of Class A-1 Notes rated Aaa/AAA, $31,500 of Class A-2 Notes rated Aa1/AAA, $43,500 of Class B Notes rated A2/A and $15,800 of Class C Notes rated Baa2/BBB as rated by Moody’s and Fitch, respectively. On June 1, 2005, the Company sold the Class C securities, which had previously been retained by MCG. As of December 31, 2005, a total of $171,938 of these notes were outstanding. The Series 2004-1 Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes bear interest of LIBOR plus 0.43%, 0.65%, 1.30%, and 2.50%, respectively.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Senior Secured Credit Facility.    On September 10, 2004, the Company entered into a $25,000 senior secured revolving credit facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). In February 2005, the aggregate available loan amount under this facility was increased to $50,000. All new advances under the credit facility were at the discretion of the lender, had a maturity of one year from the date of the advance, and bore interest at LIBOR plus 2.00% or the prime rate plus 0.50%. The credit facility was secured by a first priority security interest in our tangible and intangible assets subject to certain excluded collateral and certain permitted other liens. The credit facility contained customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity and a negative pledge. The credit facility also contained customary events of default with customary cure and notice, including, without limitation, nonpayment misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management and material adverse change. In September 2005, this facility was amended and is now the Company’s Revolving Unsecured Credit Facility.

Revolving Unsecured Credit Facility.    On September 20, 2005, the Company amended its Senior Secured Credit Facility with HVB. Pursuant to this amendment, the credit facility is no longer secured by the Company’s assets and the facility is committed up to $50,000 on a revolving basis. In addition, this Revolving Unsecured Credit Facility allows for additional lenders with HVB acting as the agent. Advances under this credit facility bear interest at LIBOR plus 2.00% or the prime rate plus 0.50%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, and minimum cash net investment income. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management, and material adverse change. The credit facility is scheduled to mature on September 19, 2006 and is subject to annual renewal at the discretion of the agent. As of December 31, 2005, the Company had no amounts outstanding under the credit facility.

Warehouse Credit Facility.    On January 29, 2004, the Company’s wholly owned, bankruptcy remote, special purpose indirect subsidiary, MCG Commercial Loan Trust 2003-1 entered into a $200,000 secured warehouse credit facility with an affiliate of UBS AG. The Company used the warehouse credit facility to fund its origination and purchase of a diverse pool of loans, including broadly syndicated rated loans, which the Company securitized using an affiliate of the lender as the exclusive structurer and placement agent. Advances under the credit facility bore interest at LIBOR plus 0.50%. The warehouse credit facility operated much like a revolving credit facility that is primarily secured by the loans acquired with the advances under the credit facility. On September 30, 2004, the Company paid off the warehouse credit facility with the proceeds from the Term Securitization 2004-1 and terminated the facility.

Term Securitization 2001-1.    On December 27, 2001, the Company established the MCG Commercial Loan Trust 2001-1 (the “Trust”), which issued two classes of Series 2001-1 Notes. The facility was secured by all of the Trust’s commercial loans and cash in securitization accounts, which totaled $0 as of December 31, 2005 and $209,881 as of December 31, 2004. This facility was scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes were scheduled to be repaid as the Company receives principal collections on the underlying collateral.

The 2001-1 Trust issued $229,860 million of Class A Notes rated AAA/Aaa/AAA, and $35,363 of Class B Notes rated A/A2/A as rated by Standard & Poor’s, Moody’s and Fitch, respectively. This facility was terminated on December 15, 2005. As of December 31, 2005, there were no borrowings outstanding under this facility. As of December 31, 2004, $81,537 of Class A Series 2001-1 Notes and $35,363 of Class B Series 2001-1 Notes

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

were outstanding. The Class A Series 2001-1 Notes bore interest of LIBOR plus 0.60% and the Class B Series 2001-1 Notes bore interest of LIBOR plus 1.75%, and interest is payable quarterly on both.

Borrowing repayments based on the contractual principal collections of the loans which comprise the collateral would be:

2006	$362,435
2007	52,437
2008	22,853
2009	37,567
2010 and thereafter	65,827

Total	$541,119

Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements.

Borrowings outstanding, by interest rate benchmark, as of December 31, 2005 and December 31, 2004 were as follows:

	2005	2004
90-day LIBOR	$331,119	$467,400
Commercial Paper Rate	160,000	—
Fixed Rate	50,000	—

	$541,119	$467,400

Note D—Capital Stock

MCG has one class of common stock and one class of preferred stock authorized. The Company’s board of directors is authorized to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof subject to the 1940 Act.

In 2005, MCG raised $117,015 of net proceeds by selling 8,029,500 shares of newly issued common stock. In 2004, MCG raised $100,034 million of net proceeds by selling 6,622,155 shares of newly issued common stock.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The following table summarizes MCG’s distributions declared since January 1, 2004:

Date Declared	Record Date	Payment Date	Amount
February 16, 2006	March 16, 2006	April 27, 2006	$0.42
October 26, 2005	November 23, 2005	January 30, 2006	0.42
July 27, 2005	August 25, 2005	October 28, 2005	0.42
April 27,2005	May 26, 2005	July 28,2005	0.42
February 23, 2005	March 14, 2005	April 28, 2005	0.42
October 29, 2004	November 19, 2004	January 27, 2005	0.42
July 28, 2004	August 20, 2004	October 28, 2004	0.42
April 22, 2004	May 7, 2004	July 29, 2004	0.42
March 25, 2004	April 6, 2004	April 29, 2004	0.42

A return of capital for federal income tax purposes, which MCG calls a tax return of capital, of $0.22 per share and $0.53 per share occurred with respect to the fiscal years ended December 31, 2005 and 2004, respectively. Each year a statement on Form 1099-DIV identifying the source of the dividend (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to MCG’s stockholders. To the extent MCG’s taxable earnings fall below the total amount of MCG’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to MCG’s stockholders.

Note E—Employee Benefit Plans

MCG sponsors a contributory savings plan (“The Plan”). The Plan allows all full-time and part-time employees who work at least one thousand hours per year to participate beginning on the first day of the calendar quarter following an employee’s date of hire. MCG matches a portion of the contribution made by employees, which is based upon a percent of defined compensation, to the savings plan. Expenses related to the Plan were $265, $692, and $468 for the years ended December 31, 2005, 2004, and 2003, respectively.

MCG has created a deferred compensation plan for key executives that allows eligible employees to defer a portion of their salary and bonuses to an unfunded deferred compensation plan managed by MCG. Contributions to the plan earn interest at a rate of 2.00% over MCG’s internal cost of funds rate, as defined by the plan. Expenses related to the Plan were $56, $35, and $26 for the years ended December 31, 2005, 2004, and 2003, respectively.

Note F—Income Taxes

Through December 31, 2001 the Company was taxed under Subchapter C of the Internal Revenue Code. Effective January 1, 2002 the Company elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. The Company’s taxable income therefore generally will not be subject to Federal taxation to the extent such taxable income is distributed to stockholders and the Company annually meets certain qualification and minimum distribution requirements.

Deferred income taxes subsequent to conversion to a business development company reflect taxes on built-in gains on equity investments, which amounted to $377, $989, and $1,049 at December 31, 2005, 2004, and 2003, respectively.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The tax cost basis of the Company’s investments as of December 31, 2005, 2004 and 2003 approximates the book cost basis. In addition, the components of stockholders’ equity on a tax basis are not materially different from components of stockholders’ equity on a book basis for the years ended December 31, 2005, 2004 and 2003.

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, capital gains, or a combination thereof. Distributions paid per common share for the years ended December 31, 2005, 2004 and 2003 were taxable as follows:

	2005		2004		2003
Dividends declared during the year	$1.68		$1.68		$1.65
Dividends declared in 2002 but treated as taxable in 2003 as required by the Internal Revenue Code	—		—		0.18
Dividends declared in 2003 but treated as taxable in 2004 as required by the Internal Revenue Code	—		0.42		(0.42)
Dividends declared in 2004 but treated as taxable in 2005 as required by the Internal Revenue Code	0.42		(0.42)		—
Dividends declared in 2005 but treated as taxable in 2006 as required by the Internal Revenue Code	(0.42)		—		—

Dividends paid for tax purposes	$1.68		$1.68		$1.41

Ordinary income (a)	1.31	78.0%	1.09	64.6%	1.03	72.8%
Capital gains (a)	0.15	9.0	0.06	3.7	0.13	9.5
Return of capital (b)	0.22	13.0	0.53	31.7	0.25	17.7

Total reported on tax Form 1099-DIV (c)	$1.68	100.0%	$1.68	100.0%	$1.41	100.0%

(a)	For 2005, 2004 and 2003, ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments to shareholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.
(c)	Of the $0.42 per share paid on January 30, 2003, $0.18 per share is taxable in 2003 while the remaining $0.24 per share was taxable in 2002, as required by the Internal Revenue Code. The difference between taxable dividends paid and actual dividends paid in 2003 is due to the fact that distributions for 2002 included both the distribution of our taxable earnings and profits as required for companies who convert from subchapter C corporations to subchapter M corporations, as well as the distribution of our taxable income for 2002.

Distributions to stockholders in 2005, on a tax basis, were $61,582 of ordinary income, $7,136 of capital gain, and $10,221 of return of capital.

Note G—Commitments and Contingencies

MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The balance of unused commitments to extend credit was $37,330 and $29,444 at December 31, 2005 and 2004, respectively. The estimated fair value of these commitments reflects the amount MCG would have to pay a counterparty to assume these obligations and was $187 and $147 at December 31, 2005 and 2004, respectively. These amounts were estimated as the amount of fees currently charged to enter into similar agreements, taking into account the present creditworthiness of the counterparties.

Commitments to extend credit include the unused portions of commitments that obligate the Company to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds the Company is obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

From time to time, the Company provides guarantees or standby letters of credit on behalf of its portfolio companies. As of December 31, 2005 and 2004, the Company had guarantees and standby letters of credit of approximately $10,226 and $2,850, respectively.

Certain premises are leased under agreements which expire at various dates through 2013. Total rent expense amounted to $1,758, $1,725, and $1,414 during the years ended December 31, 2005, 2004, and 2003, respectively.

Future minimum rental commitments as of December 31, 2005 for all non-cancelable operating leases with initial or remaining terms of one year or more were as follows:

2006	$1,725
2007	1,754
2008	1,794
2009	1,806
2010 and thereafter	5,257

Total	$12,336

The Company is also a party to certain legal proceedings incidental to the normal course of its business including the enforcement of its rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon the Company’s financial condition or results of operations.

Note H—Concentrations of Credit Risk

The Company’s largest investments vary from year to year as new investments are made and investments pay off or are sold. The Company’s operating income from its investments can also vary from year to year. At December 31, 2005 and 2004, MCG’s ten largest customers represented approximately 40.3% and 39.2%, respectively, of the total fair value of its investments, and approximately 35.1% and 36.3%, respectively, of its operating income during 2005 and 2004. At December 31, 2005, the Company had two investments, Broadview Networks Holdings, Inc., or Broadview, and Cleartel Communications, Inc., or Cleartel, that represented 5% or more of the fair value of its investment portfolio. Broadview represented approximately 8.7% of the fair value of its investments at December 31, 2005 and approximately 14.6% of its operating income during 2005. Cleartel

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

represented approximately 7.2% of the fair value of MCG’s investments at December 31, 2005, and approximately 3.1% of MCG’s operating income during 2005. In 2005, in accordance with its strategy to consolidate UNE-P CLECs, Cleartel acquired two former MCG portfolio companies, IDS Telcom, LLC and nii communications, inc.

At December 31, 2004 the Company had two investments, Bridgecom Holdings, Inc., or Bridgecom, and Superior Publishing Corporation, that represented 5% or more of the fair value of its investment portfolio. Bridgecom represented approximately 7.4% of the fair value of its investments at December 31, 2004, and approximately 13.3% of its operating income during 2004. In January 2005, Bridgecom merged with Broadview Networks Holding, Inc. Superior represented approximately 5.8% of the fair value of MCG’s investments at December 31, 2004, and approximately 5.6% of MCG’s operating income during 2004.

Note I—Employee Stock Plans

In 2001, MCG terminated its stock option plan and the option grants made thereunder. In connection with the termination of its stock option plan, MCG issued 1,539,851 shares of restricted stock. The shares of restricted stock had various time and performance based forfeiture provisions, which were scheduled to lapse as follows:

•	With respect to 303,660 of the shares, restrictions lapsed quarterly as to one-eleventh of the shares granted, from January 1, 2002 through September 30, 2004;

•	With respect to 468,750 of the shares, restrictions lapsed quarterly as to one-fifteenth of the shares granted, from January 1, 2002 through September 30, 2005;

•	With respect to 25,970 of the shares, restrictions lapsed on September 30, 2005;

•	With respect to 674,030 of the shares, restrictions lapsed on September 30, 2005, provided certain total return shareholders criteria were achieved; and

•	With respect to 67,441 of the shares, restrictions lapsed on December 4, 2001.

Subsequent to the date of grant, modifications were made to the portion of the 674,030 shares belonging to certain executive officers of MCG.

During the first quarter of 2004, as part of MCG’s review of executive compensation, MCG’s compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions that were applicable to restricted stock of certain of MCG’s executive officers through their respective amended and restated restricted stock agreements. As a result, we recorded additional paid-in-capital and unearned compensation—restricted stock of $11,570 and $(11,570), respectively, and we also recorded long-term incentive compensation expense of $5,770 for 2004. The remainder of the compensation expense related to these shares will be amortized over the remaining service period, which ends January 1, 2008.

With respect to the 1,539,851 shares of restricted common stock issued to employees and directors in 2001, the following table sets forth the shares subject to forfeiture provisions, shares for which forfeiture provisions have lapsed and shares that have been forfeited:

	2005	2004	2003
Shares subject to forfeiture provisions	205,776	510,114	970,145
Shares not subject to forfeiture provisions	1,286,673	984,219	528,804
Shares forfeited	47,402	45,518	40,902

	1,539,851	1,539,851	1,539,851

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Certain executive officers and employees issued partially non-recourse notes to MCG with an aggregate face value of $5,763 during 2001. The notes are payable at the end of a four and a half-year term, subject to acceleration, bear interest at 4.13% payable annually and are secured by all of the restricted common stock held by such employee and for some employees, for a specified time-period, additional shares of common stock the employee owns. The notes are non-recourse as to the principal amount but recourse as to the interest. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

For the restricted common stock for which no return-based criteria apply, compensation expense, equal to the value of the shares at the grant date, is being recorded over the term of the forfeiture provisions. In addition, dividends on all shares that serve as collateral for the notes described above will be recorded as compensation expense until such time as the loans are repaid or the shares are released as collateral. For the years ended December 31, 2005, 2004, and 2003, MCG recognized $6,523, $11,683, and $6,347, respectively, in compensation expense for restricted stock and dividends, including those shares granted to directors.

If compensation expense had been determined consistent with the method in SFAS No. 123, on a pro forma basis, MCG’s net income would have been unchanged for the years ended December 31, 2005, 2004 and 2003. Basic earnings per share would have been unchanged at $1.42 for the year ended December 31, 2005, $1.16 for the year ended December 31, 2004, and $1.28 for the year ended December 31, 2003. Diluted earnings per share would have been unchanged at $1.42 for the year ended December 31, 2005, $1.15 for the year ended December 31, 2004, and $1.28 for the year ended December 31, 2003.

Note J—Earnings (Loss) Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2005, 2004, and 2003:

	Year Ended December 31,
(in thousands, except per share amounts)	2005	2004	2003
Basic
Net income	$68,193	$47,647	$41,975
Weighted average common shares outstanding	48,109	41,244	32,715
Earnings per common share-basic	$1.42	$1.16	$1.28
Diluted
Net income	$68,193	$47,647	$41,975
Weighted average common shares outstanding	48,109	41,244	32,715
Dilutive effect of stock options and restricted stock on which forfeiture provisions have not lapsed	22	54	24

Weighted average common shares and common stock equivalents	48,131	41,298	32,739
Earnings per common share-diluted	$1.42	$1.15	$1.28

For purposes of calculating earnings per common share, unvested restricted common stock whose forfeiture provisions are solely based on passage of time are included in diluted earnings per common share based on the treasury stock method. Unvested restricted common stock whose forfeiture provisions are based on performance criteria are included in diluted earnings per common share when it becomes probable such criteria will be met and is calculated using the treasury stock method.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note K—Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters ended with the quarter ended December 31, 2005. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2005
(in thousands, except per share amounts)	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Operating income	$28,115	$30,158	$28,374	$32,898
Net operating income before investment gains and losses	14,491	16,430	12,887	16,707
Net income	13,058	19,880	16,695	18,560
Earnings per common share—basic and diluted	$0.29	$0.42	$0.34	$0.37

	2004
(in thousands, except per share amounts)	Qtr 1(a)	Qtr 2	Qtr 3	Qtr 4
Operating income	$22,205	$22,784	$24,837	$23,291
Net operating income before investment gains and losses	9,841	12,474	13,896	8,879
Net income	2,097	17,643	8,803	19,104
Earnings per common share—basic and diluted	$0.06	$0.44	$0.21	$0.43

(a)	The results for the first quarter of 2004 were impacted by the expense associated with modifications made to forfeiture restrictions on certain shares of restricted stock previously granted to employees. See Note I to the Consolidated Financial Statements.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note L—Financial Highlights

Following is a schedule of financial highlights for the years ended December 31, 2005, 2004, 2003 and 2002:

	Year Ended December 31,
	2005	2004	2003	2002
Per Share Data:
Net asset value at beginning of period(a)	$12.22	$11.98	$11.56	$12.46
Net operating income before investment gains and losses(b)	1.26	1.10	1.45	1.57
Net realized gains (losses) on investments(b)	0.19	(0.20)	(0.60)	(0.34)
Net change in unrealized (depreciation) appreciation on investments(b)	(0.03)	0.26	0.43	(1.12)

Net income	1.42	1.16	1.28	0.11
Distributions from net investment income	(1.27)	(1.15)	(1.40)	(1.76)
Distributions from capital gains	(0.19)	—	—	—
Return of capital distributions	(0.22)	(0.53)	(0.25)	—
Antidilutive effect of stock offering on distributions	0.16	0.10	0.23	0.08
Antidilutive effect of distributions recorded as compensation expense(b)	0.04	0.06	0.06	0.09

Net decrease in stockholders’ equity resulting from distributions	(1.48)	(1.52)	(1.36)	(1.59)
Net increase in stockholders’ equity resulting from reduction in employee loans	0.02	0.01	0.01	0.03
Issuance of shares	2.35	3.13	3.06	4.29
Dilutive effect of share issuances and unvested restricted stock	(2.14)	(2.77)	(2.68)	(3.88)
Net increase in shareholders’ equity from restricted stock amortization(b)	0.09	0.23	0.11	0.14

Net increase in stockholders’ equity relating to share issuances	0.32	0.60	0.50	0.58

Net asset value at end of period(a)	$12.48	$12.22	$11.98	$11.56

Per share market value at end of period	$14.59	$17.13	$19.59	$10.77
Total return	(5.02)%	(3.98)%	97.21%	(27.13)%
Shares outstanding at end of period	53,372	45,342	38,732	31,259
Ratio/Supplemental Data:
Net assets at end of period	$666,087	$554,213	$463,950	$361,250
Ratio of operating expenses to average net assets	9.94%	9.43%	8.31%	8.56%
Ratio of net operating income to average net assets	10.19%	8.85%	11.95%	11.91%

(a)	Based on total shares outstanding.
(b)	Based on average shares outstanding.

Note M—Subsequent Events

Effective January 1, 2006, MCG deconsolidated its investment in Kagan Research LLC and will therefore account for this investment as a portfolio company. Prior to January 1, 2006, Kagan was accounted for as a consolidated subsidiary. As of January 1, 2006, Kagan no longer qualifies to be a consolidated subsidiary. MCG currently does not expect the deconsolidation of Kagan to have a material impact on our financial position or results of operations.

MCG CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Year Ended December 31, 2005
Portfolio Company (in thousands)	Investment (1)	Amount of Interest or Dividends Credited to Income (5)	As of December 31, 2004 Fair Value	Gross Additions (2)	Gross Reductions (3)	As of December 31, 2005 Fair Value
Control Investments
Broadview Networks Holdings, Inc. (6)	Debt	$4,483	$—	$42,993		$42,993
	Series A Preferred Stock	10,538	—	52,137		52,137
	Common Stock
Cleartel Communications, Inc. (6)	Debt	3,331	26,586	11,620		38,206
	Preferred Stock			40,684		40,684
Copperstate Technologies, Inc.	Debt	134	1,060	212		1,272
	Class A Common Stock		1,823		$(877)	946
	Common Stock		—			—
Crystal Media Network, LLC	Debt (4)		1,060		(113)	947
	LLC Interest		4,802		(3,705)	1,097
ETC Group, LLC	Debt	89	1,200	57	(1,257)	—
	Series A LLC Interest		—	503	(380)	123
	Series C LLC Interest		—			—
Fawcette Technical Publications Holding	Debt	1,621	16,485		(2,803)	13,682
	Series A Preferred Stock		—			—
	Common Stock		—			—
Helicon Cable Holdings, LLC	Debt	155	—	15,822		15,822
	Preferred LLC Interest	65	—	8,316		8,316
Midwest Tower Partners, LLC	Debt	2,413	16,143	670		16,813
	Preferred LLC Interest	351	1,770	351		2,121
	Common LLC Interest		201	1,131		1,332
Platinum Wireless, Inc.	Debt	48	777		(388)	389
	Common Stock		4,168	337		4,505
	Option to purchase		84	14		98
Superior Publishing Corporation	Debt	4,675	41,164	750	(1,014)	40,900
	Preferred Stock		8,975		(430)	8,545
	Common Stock		494		(494)	—
Telecomm South, LLC	Debt (4)		748	620	(268)	1,100
	LLC Interest		—	1	(1)	—
West Coast WirelessLines LLC	LLC Interest		—	851		851
Working Mother Media, Inc.	Debt (4)		7,526	1,050		8,576
	Class A Preferred Stock		4,796	1,000	(1,604)	4,192
	Class B Preferred Stock
	Class C Preferred Stock
	Common Stock
Income from Control Investments
disposed of during the year		2,858

Total Control Investments		$30,761				$305,647

Affiliate Investments
iVerify. US Inc.	Debt	$5	$—	$75		$75
	Common Stock		—			—
On Target Media, LLC	Debt	3,668	30,243	1,023		31,266
	Class A LLC Interest		1,508	1,102		2,610
	Class B LLC Interest		—			—
Sunshine Media Delaware, LLC	Debt	1,307	8,563	4,152	$(510)	12,205
	Class A LLC Interest		—			—
Income from Affiliate Investments
disposed of during the year		765

Total Affiliate Investments		$5,745				$46,156

This schedule should be read in conjunction with the Company’s Consolidated Financial Statements, including the Consolidated Statement of Investments and Note B to the Consolidated Financial Statements.

(1) Common stock, warrants, options, and equity interests are generally non-income producing and restricted. In some cases, preferred stock may also be non-income producing. The principal amount for debt and the number of shares of common stock and preferred stock is shown in the Consolidated Schedule of Investments as of December 31, 2005.

(2) Gross additions include increases in investments resulting from new portfolio company investments, paid-in-kind interest or dividends, the amortization of discounts and fees, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3) Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(4) Debt is on non-accrual status at December 31, 2005, and is therefore considered non-income producing.

(5) Represents the total amount of interest or dividends credited to income for the portion of the year an investment was a control investment (more than 25% owned) or an affiliate investment (5% to 25% owned), respectively.

(6) The gross additions related to these portfolio companies during 2005 were primarily related to merger and acquisition activity. The additions include both cash additions and the exchange of existing securities for new securities.

** Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

PART C—OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1. Financial Statements

The following financial statements of MCG Capital Corporation are included in Part A “Information Required in a Prospectus” of the Registration Statement:

MCG CAPITAL CORPORATION

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Balance Sheets as of December 31, 2005 and 2004	F-3
Consolidated Statements of Operations for the years ended December 31, 2005, 2004 and 2003	F-4
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2005, 2004 and 2003	F-5
Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003	F-6
Consolidated Schedules of Investments as of December 31, 2005	F-7
Consolidated Schedules of Investments as of December 31, 2004	F-13
Notes to Consolidated Financial Statements	F-20
Schedule of Investment in and Advances to Affiliates for the year ended December 31, 2005	F-39

2. Exhibits

a.	Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 filed with MCG Capital’s Current Report on Form 8-K filed on May 31, 2005).

b.	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 filed with MCG Capital’s Current Report on Form 8-K filed on March 28, 2005).

d.1

Specimen Common Stock Certificate (incorporated by reference to Exhibit d.1 to Pre-effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 1, 2001).

d.2

Third Amended and Restated Registration Rights Agreement by and among MCG Capital Corporation and certain stockholders (incorporated by reference to Exhibit 10.1 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

e.

Dividend Reinvestment Plan (incorporated by reference to Exhibit e to Pre-effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 1, 2001).

f.1

Sale and Servicing Agreement by and among MCG Commercial Loan Trust 2001-1, MCG Finance III, LLC, MCG Capital Corporation and Wells Fargo Bank Minnesota, National Association, dated as of December 1, 2001 (incorporated by reference to Exhibit 10.13 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.2

Note Purchase Agreement among MCG Commercial Loan Trust 2001-1, MCG Capital Corporation, MCG Finance III, LLC and Wachovia Securities, Inc. (formerly First Union Securities, Inc.), dated as of December 19, 2001 (incorporated by reference to Exhibit 10.14 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.3

Trust Agreement between MCG Finance III, LLC and Wilmington Trust Company, dated as of December 1, 2001 (incorporated by reference to Exhibit 10.15 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.4	MCG Commercial Loan Trust 2001-1 Trust Certificate, dated as of December 27, 2001 (incorporated by reference to Exhibit 10.16 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.5	MCG Commercial Loan Trust 2001-1 Class A Note, dated as of December 27, 2001 (incorporated by reference to Exhibit 10.17 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.6	MCG Commercial Loan Trust 2001-1 Class B Note, dated as of December 27, 2001 (incorporated by reference to Exhibit 10.18 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.7

MCG Commercial Loan Trust 2001-1 Class C Note issued to MCG Finance III, LLC, dated as of December 27, 2001 (incorporated by reference to Exhibit 10.19 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.8

Indenture between MCG Commercial Loan Trust 2001-1 and Wells Fargo Bank Minnesota, National Association, dated as of December 1, 2001 (incorporated by reference to Exhibit 10.20 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.9

Commercial Loan Sale Agreement between MCG Capital Corporation and MCG Finance III, LLC, dated as of December 1, 2001 (incorporated by reference to Exhibit 10.21 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.10

MCG Capital Corporation Swingline Note issued to Wachovia Bank, National Association (formerly First Union National Bank), dated as of February 12, 2004 (incorporated by reference to Exhibit f.27 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

f.11

Sale and Servicing Agreement by and among MCG Commercial Loan Trust 2004-1, MCG Finance IV, LLC, MCG Capital Corporation and Wells Fargo Bank, National Association, dated as of September 30, 2004 (incorporated by reference to Exhibit 10.66 filed with MCG Capital’s Form 10-Q for quarter ended September 30, 2004).

f.12

Indenture between MCG Commercial Loan Trust 2004-1 and Wells Fargo Bank, National Association, dated as of September 30, 2004 (incorporated by reference to Exhibit 10.67 filed with MCG Capital’s Form 10-Q for quarter ended September 30, 2004).

f.13

Sale and Servicing Agreement by and among MCG Capital Corporation, MCG Commercial Loan Funding Trust, Three Pillars Funding, LLC, SunTrust Capital Markets, Inc. and Wells Fargo Bank, National Association, dated as of November 10, 2004 (incorporated by reference to Exhibit f.37 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-121358) filed with the Securities and Exchange Commission on December 17, 2004).

f.14

Credit and Warehouse Agreement, dated as of April 21, 2005, among UBS AG, Stamford Branch, MCG Commercial Loan Trust 2005-1 and MCG Capital Corporation (incorporated by reference to Exhibit 10.71 filed with MCG Capital’s Form 10-Q for the quarter ended March 31, 2005).

f.15

Pledge, Security and Custody Agreement by and among MCG Commercial Loan Trust 2005-1, MCG Finance VI, LLC, MCG Capital Corporation, UBS AG, Stamford Branch, and Wells Fargo Bank, National Association, dated as of April 21, 2005 (incorporated by reference to Exhibit 10.72 filed with MCG Capital’s Form 10-Q for the quarter ended March 31, 2005).

f.16

Master Conveyance Assignment, dated as of April 21, 2005, among MCG Capital Corporation, MCG Finance VI, LLC, and MCG Commercial Loan Trust 2005-1 (incorporated by reference to Exhibit 10.73 filed with MCG Capital’s Form 10-Q for the quarter ended March 31, 2005).

f.17

First Amendment to Sale and Servicing Agreement by and among MCG Commercial Loan Funding Trust, MCG Capital Corporation, Three Pillars Funding LLC, SunTrust Capital Markets, Inc. and Wells Fargo Bank, National Association, dated as of May 2, 2005 (incorporated by reference to Exhibit 10.74 filed with MCG Capital’s Form 10-Q for the quarter ended March 31, 2005).

f.18

Credit and Warehouse Agreement, dated as of June 9, 2005, among Merrill Lynch Capital Corp., MCG Commercial Loan Trust 2005-2 and MCG Capital Corporation (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on June 9, 2005).

f.19

Second Amendment to Sale and Servicing Agreement, dated as of July 29, 2005 among MCG Commercial Loan Funding Trust, MCG Capital Corporation, Three Pillars Funding LLC, SunTrust Capital Markets, Inc., and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.76 filed with MCG Capital’s Form 10-Q for the quarter ended June 30, 2005).

f.20

Amended and Restated Revolving Credit Agreement dated as of September 20, 2005 among MCG Capital Corporation, Bayerische Hypo-Und Vereinsbank, AG, New York Branch and Various Lenders (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on September 21, 2005).

f.21	Note Purchase Agreement, dated October 11, 2005 (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on October 12, 2005).

f.22

Third Amendment to Sale and Servicing Agreement, dated as of December 7, 2005 among MCG Commercial Loan Funding Trust, MCG Capital Corporation, Three Pillars Funding LLC, SunTrust Capital Markets, Inc., and Wells Fargo Bank, National Association (incorporated by reference Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on December 13, 2005).

f.23*

Fourth Amendment to Sale and Servicing Agreement, dated as of April 17, 2006, among MCG Commercial Loan Funding Trust, MCG Capital Corporation, Three Pillars Funding LLC, SunTrust Capital Markets, Inc., and Wells Fargo, National Association.

f.24*	Indenture by and between MCG Commercial Loan Trust 2006-1 and Wells Fargo Bank, National Association, dated as of April 18, 2006.

f.25*	Collateral Management Agreement, dated as of April 18, 2006, by and between MCG Commercial Loan Trust 2006-1 and MCG Capital Corporation.

f.26*	Class A-2 Note Purchase Agreement, dated as of April 18, 2006, among MCG Commercial Loan Trust 2006-1 and Wells Fargo Bank, National Association.

f.27*

Class A-3 Note Purchase Agreement, dated as of April 18, 2006, by and among MCG Commercial Loan Trust 2006-1, North Sea Funding Europe Asset Purchasing Company No. 1 B.V. and Wells Fargo Bank, National Association.

f.28*	Class A-3 Note Purchase Agreement, dated as of April 18, 2006 by and among MCG Commercial Loan Trust 2006-1, Barclays Bank PLC and Wells Fargo Bank, National Association.

h**	Form of Underwriting Agreement.

i.1

401(k) Plan (incorporated by reference to Exhibit i.1 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

i.2

Deferred Compensation Plan (incorporated by reference to Exhibit i.2 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

i.3

Form of Restricted Stock Agreement for administrative personnel (incorporated by reference to Exhibit i.3 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form
N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.4

Form of Restricted Stock Agreement for staff professionals (incorporated by reference to Exhibit i.4 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.5

Form of Restricted Stock Agreement for senior management (incorporated by reference to Exhibit i.5 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.6

Amended and Restated Restricted Stock Agreement between the Company and Bryan J. Mitchell, dated March 1, 2004 (incorporated by reference to Exhibit i.27 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

i.7

Restricted Stock Agreement between the Company and Robert J. Merrick, dated November 28, 2001 (incorporated by reference to Exhibit 10.30 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.8

Amended and Restated Restricted Stock Agreement between the Company and B. Hagen Saville, dated March 1, 2004 (incorporated by reference to Exhibit i.29 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

i.9

Amended and Restated Restricted Stock Agreement between the Company and Steven F. Tunney, dated March 1, 2004 (incorporated by reference to Exhibit i.28 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

i.10

Form of Restricted Stock Agreements for directors (incorporated by reference to Exhibit i.7 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No.
333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.11	Promissory Note issued to Bryan J. Mitchell, dated as of November 28, 2001 (incorporated by reference to Exhibit 10.34 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.12	Promissory Note issued to B. Hagen Saville, dated November 28, 2001 (incorporated by reference to Exhibit 10.35 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.13	Promissory Note issued to Steven F. Tunney, dated November 28, 2001 (incorporated by reference to Exhibit 10.36 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.14

Form of Promissory Note issued to senior management (incorporated by reference to Exhibit i.8 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No.
333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.15

Form of Promissory Note issued to employees (incorporated by reference to Exhibit i.9 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.16

Pledge Agreement between the Company and Bryan J. Mitchell, dated as of November 28, 2001 (incorporated by reference to Exhibit 10.39 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.17

Pledge Agreement between the Company and B. Hagen Saville, dated as of November 28, 2001 (incorporated by reference to Exhibit 10.40 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.18

Pledge Agreement between the Company and Steven F. Tunney, dated as of November 28, 2001 (incorporated by reference to Exhibit 10.41 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.19

Form of Pledge Agreement between the Company and employees (incorporated by reference to Exhibit i.10 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.20

Form of Amended and Restated Promissory Note issued to senior management (incorporated by reference to Exhibit i.10 to Pre-effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 1, 2001).

i.21

Form of Pledge Agreement between the Company and senior management, dated as of June 24, 1998 (incorporated by reference to Exhibit i.7 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

i.22

Amended and Restated Employment Agreement between MCG Capital Corporation and Bryan J. Mitchell, dated as of November 3, 2002 (incorporated by reference to Exhibit 10.51 filed with MCG Capital’s Form 10-Q for the quarter ended September 30, 2002).

i.23

Employment Agreement between MCG Capital Corporation and Robert J. Merrick, dated as of November 28, 2001 (incorporated by reference to Exhibit 10.47 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.24

Employment Agreement between MCG Capital Corporation and B. Hagen Saville, dated as of November 28, 2001 (incorporated by reference to Exhibit 10.48 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.25

Employment Agreement between MCG Capital Corporation and Steven F. Tunney, dated as of November 28, 2001 (incorporated by reference to Exhibit 10.49 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.26

Form of Amended and Restated Restricted Stock Agreement for senior management (incorporated by reference to Exhibit i.26 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

i.27

Employment Agreement between MCG Capital Corporation and Michael R. McDonnell, dated July 14, 2004 (incorporated by reference to Exhibit 10.65 filed with MCG Capital’s Form 10-Q for quarter ended June 30, 2004).

j	Custodial Agreement between the Company and Riggs Bank, N.A. (incorporated by reference to Exhibit 10.45 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

k.1

Deed of Lease by and between Twin Towers II Associates Limited Partnership, as landlord, and MCG Capital Corporation, as tenant, dated as of September 24, 2002 (incorporated by reference to Exhibit 10.50 filed with MCG Capital’s Form 10-Q for quarter ended September 30, 2002).

l**	Opinion of Sutherland Asbill & Brennan LLP.

n.1**	Consent of Sutherland Asbill & Brennan LLP (contained in Exhibit 1).

n.2*	Consent of Ernst & Young LLP.

n.3*	Report of Ernst & Young LLP regarding “Senior Securities” table contained herein.

r

Code of Ethics. (incorporated by reference to Exhibit r filed with Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

*	Filed herewith.
**	To be filed by amendment.

Item 25. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page 104 of the prospectus is incorporated herein by this reference, and any information concerning underwriters will be contained in the accompanying prospectus supplement, if any.

Item 26. Other Expenses of Issuance and Distribution

SEC registration fee	$22,855
NASD filing fee	21,860
Nasdaq listing fee	45,000
Accounting fees and expenses	150,000
Legal fees and expenses	250,000
Printing expenses	300,000
Registrar and transfer agent’s fees	18,000
Miscellaneous fees and expenses	92,285

TOTAL	$900,000

Note:	all listed amounts (other than the SEC registration fee and NASD filing fee) are estimates.

Item 27. Persons Controlled by or Under Common Control

The following list sets forth each of MCG Capital Corporation’s subsidiaries, the state under whose laws the subsidiary is organized and the percentage of voting securities owned by MCG Capital Corporation, directly or indirectly, in such subsidiary:

MCG Finance I, LLC (Delaware)	100%
MCG Finance II, LLC (Delaware)	100%
MCG Finance III, LLC (Delaware)	100%
MCG Finance IV, LLC (Delaware)	100%
MCG Finance V, LLC (Delaware)	100%
MCG Finance VI, LLC (Delaware)	100%
MCG Finance VII, LLC (Delaware)	100%
Crystal Media Network, Inc. (Delaware)	100%
IH ETC, Inc. (Delaware)	100%
IH Sunshine, Inc. (Delaware)	100%
MCG Capital Advisory Services, Inc. (Delaware)	100%
MCG Credit Corporation (Delaware)	100%
MCG IH Holdings, Inc. (Delaware)	100%
Solutions Capital GP, LLC (Delaware)	100%
Solutions Capital I, LP (Delaware)	100%

Currently, each of MCG Capital Corporation’s subsidiaries are consolidated with MCG Capital Corporation for financial reporting purposes. MCG Capital Corporation also indirectly controls (i) MCG Master Trust, a wholly owned subsidiary of MCG Finance II, LLC, that is organized as a business trust under Delaware law; (ii) MCG Commercial Loan Trust 2001-1, a wholly owned subsidiary of MCG Finance III, LLC, that is organized as a business trust under Delaware law; (iii) MCG Commercial Loan Trust 2003-1 and MCG Commercial Loan Trust 2004-1, each a wholly owned subsidiary of MCG Finance IV, LLC, that is organized as a statutory trust under Delaware law; (iv) MCG Commercial Loan Funding Trust, a wholly owned subsidiary of MCG Finance V, LLC, that is organized as a statutory trust under Delaware law; (v) MCG Commercial Loan Trust 2005-1, a wholly owned subsidiary of MCG Finance VI, LLC, that is organized as a statutory trust under Delaware law; (vi) MCG Commercial Loan Trust 2005-2 and MCG Commercial Loan Trust 2006-1, each a wholly owned subsidiary of MCG Finance VII, LLC, that is organized as a statutory trust under Delaware law; (vii) IH Chesapeake Tower, Inc., IH Dayton Parts, Inc., IH Helicon, Inc., IH MTP, Inc., IH NDS, Inc,. IH OTM, Inc., IH PBI, Inc. and IH Quantum, Inc., each a Delaware Corporation that is wholly owned by MCG IH Holdings, Inc.; and (viii) MCG Merger Sub, Inc., a Delaware Corporation wholly owned by MCG Credit Corporation. In addition, MCG Capital Corporation may be deemed to control certain portfolio companies. For a more detailed discussion of these entities, see “Business—Our Subsidiaries” and “Portfolio Companies” in the prospectus.

Item 28. Number of Holders of Securities

The following table sets forth the approximate number of record holders of MCG’s capital stock as of April 24, 2006:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	131

We have two holders of our debt in the form of unsecured notes, one holder of our debt under our term securitization agreement arranged by UBS AG, 19 holders of our debt under our term securitization arranged by Merrill Lynch Capital Corp., one holder of our debt under our revolving unsecured credit facility and one holder of our debt under our warehouse financing facility arranged by SunTrust Bank.

Item 29. Indemnification

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

Section 102(b)(7) of the Delaware General Corporation Law permits the inclusion in the certificate of incorporation of a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

Subject to the 1940 Act or any valid rule, regulation or order of the Securities and Exchange Commission thereunder, MCG Capital’s restated certificate of incorporation also provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of MCG, or is or was serving at the request of MCG as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, our restated certificate of incorporation provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

The above discussion of Section 145 and MCG Capital’s restated certificate of incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and our restated certificate of incorporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MCG Capital pursuant to the foregoing provisions, or otherwise, MCG Capital has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MCG Capital of expenses incurred or paid by a director, officer or controlling person of MCG Capital in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MCG Capital will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

We have obtained primary and excess insurance policies insuring our directors and officers and those of our subsidiaries against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

See also Articles VI and VII of the Restated Certificate of Incorporation.

Item 30. Business and Other Connections of Investment Adviser

Not applicable.

Item 31. Location of Accounts and Records

We will maintain at our principal offices physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 32. Management Services

Not applicable.

Item 33. Undertakings

We hereby undertake:

(1)  to suspend the offering of shares until the prospectus is amended (1) if subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement or (2) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)  to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3) that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4)  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(6) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act [17 CFR 230.497];

(ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington, Commonwealth of Virginia, on
April 25, 2006.

MCG CAPITAL CORPORATION

By:	/S/ BRYAN J. MITCHELL
Bryan J. Mitchell Chief Executive Officer

POWER OF ATTORNEY

The undersigned directors and officers of MCG Capital Corporation hereby constitute and appoint Bryan J. Mitchell and Samuel G. Rubenstein and each of them with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRYAN J. MITCHELL Bryan J. Mitchell	Director and Chief Executive Officer (Principal Executive Officer)	April 25, 2006

/s/ MICHAEL R. MCDONNELL Michael R. McDonnell	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	April 25, 2006

/s/ JOHN C. WELLONS John C. Wellons	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	April 25, 2006

/s/ STEVEN F. TUNNEY Steven F. Tunney	Director, President and Chief Operating Officer	April 25, 2006

/s/ ROBERT J. MERRICK Robert J. Merrick	Director, Executive Vice President and Chief Credit Officer	April 25, 2006

/s/ KENNETH J. O’KEEFE Kenneth J. O’Keefe	Chairman of the Board of Directors	April 25, 2006

/s/ KIM D. KELLY Kim D. Kelly	Director	April 25, 2006

/s/ EDWARD S. CIVERA Edward S. Civera	Director	April 25, 2006

/s/ JEFFREY M. BUCHER Jeffrey M. Bucher	Director	April 25, 2006

/s/ WALLACE B. MILLNER, III Wallace B. Millner, III	Director	April 25, 2006